UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22915

JPMorgan Trust III

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2015 through October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Alternative Funds

October 31, 2016

JPMorgan Multi-Manager Alternatives Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

November 30, 2016 (Unaudited)

Dear Shareholder,

Slow but positive growth in the global economy continued over the past twelve months even as financial markets absorbed two sharp downturns and central bank efforts to stimulate growth appeared to have decreasing effectiveness.

“Investors who endured two financial market downturns during the past year were rewarded with generally positive returns in global equity and bond markets.”

The U.S. economy continued to lead the rest of the world in growth and by the end of 2015, it had strengthened sufficiently that in December the U.S. Federal Reserve (the “Fed”) raised interest rates for the first time in a decade. Financial markets appeared to digest the Fed’s action with little disruption, but weak economic data coming out of China sent markets into a tailspin in the first week of 2016.

Fears about weakness in China’s economy receded and by March global financial markets were rebounding and oil prices had bounced back from mid-February lows. These events, along with further stimulus from the European Central Bank supported asset prices even as economic growth in Europe remained slow.

At the end of June, financial markets were shocked when British voters chose in favor of the U.K.’s exit from the European Union (E.U.). Leading up to the June 23rd referendum in the U.K., many economists, political pundits and investors expected the U.K.-wide referendum would end up in favor of remaining in the E.U. and when the results showed the opposite, the shock sent financial market volatility upward and equity prices downward. While global financial markets rebounded rather quickly, lingering uncertainty about the impact of the so-called Brexit on companies in both the U.K. and the E.U. proved a drag on select equities.

Meanwhile, growth in emerging market economies, particularly in Asia and Latin America, continued to outpace growth in developed market economies. The general recovery in commodities prices, steady economic growth in China, political changes and favorable currency exchange rates relative to the U.S. dollar all contributed to a favorable investment environment and asset valuations proved attractive to investors during the latter half of the reporting period.

By the end of the third quarter of 2016, gross domestic product growth in the E.U. held steady at 0.4%, while in the U.K. growth was 0.5% for the third quarter. In early October 2016, the International Monetary Fund trimmed its forecast for global growth by 0.1% to 3.1% for the full year 2016. The organization cited the drag from the U.K.’s Brexit vote and weaker-than-expected economic growth in the U.S. Meanwhile, the British pound fell to a 31-year low against the U.S. dollar in October after Prime Minister Theresa May said she would give official notice of separation from the E.U. in March 2017 and target 2019 for implementation. Elsewhere, the Turkish government in October extended the state of emergency that was imposed following a failed military coup in July 2016.

While the results of the U.S. election on November 8th initially surprised financial markets, President-elect Donald Trump’s conciliatory tone in his acceptance speech provided support for U.S. equities.

While President-elect Trump will not be inaugurated into office until January 20, 2017, voters, investors and economists have been left to wonder the extent to which he will carry out pledges made during the campaign, including labeling China a currency manipulator and renegotiating or withdrawing from the North American Free Trade Agreement.

Investors who endured two financial market downturns during the past year were rewarded with generally positive returns in global equity and bond markets. We believe the results clearly illustrate the prudence of holding a well-diversified portfolio and a long-term vision.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	1

JPMorgan Multi-Manager Alternatives Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(0.77)%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.31%
Standard & Poor’s 500 Index	4.51%

Net Assets as of 10/31/2016	$338,023,715

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Manager Alternatives Fund (the “Fund”) seeks long-term capital appreciation.

INVESTMENT STRATEGY

By allocating the Fund’s assets primarily among multiple sub-advisers that use a variety of non-traditional or alternative investment strategies and techniques, the Fund seeks to generate returns with low volatility and low sensitivity to the performance of traditional equity and fixed-income markets.

JPMorgan Alternative Asset Management (the “Investment Adviser”) determines the allocations of the Fund’s assets across strategies and sub-advisers. Each sub-adviser is responsible for the day-to-day management of the Fund’s assets that the Investment Adviser has allocated to them. Subject to oversight by the Board of Trustees, the Investment Adviser is responsible for making recommendations with respect to hiring, terminating and/or replacing the Fund’s sub-advisers.

HOW DID THE MARKETS PERFORM?

Global financial markets generally weathered two distinct sell-offs and rebounded to provide positive returns over the twelve month reporting period amid continued economic stimulus from leading central banks. Markets appeared to absorb the Federal Reserve’s December 2015 interest rate increase — the first in a decade — with little disruption. But investor concerns about the health of China’s economy sparked a sell-off in global financial markets and led to the worst start of any year on record for U.S. equity prices.

By the end of March 2016, global prices for both equities and crude oil had rebounded from mid-February lows and emerging market equities in particular experienced a brief but significant rise in prices. However, British voters confounded the expectations of some at the end of June 2016 and voted to exit the European Union. The unexpected result of the so-called Brexit referendum led to a sell-off in financial markets. Within days, financial markets recovered and volatility subsided and the Standard & Poor’s 500 Index reached three new closing highs in August 2016. Notably, crude oil prices reached 15-month highs in October 2016 amid expectations that the Organization of Petroleum Exporting Countries would agree to production caps that would reduce global inventories.

The HFRX Global Hedge Fund Index, designed to broadly represent the overall hedge fund universe, returned -1.30% for the twelve months ended October 31, 2016.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed both the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”), which is limited to U.S. Treasury securities, and the Standard & Poor’s 500 Index, which is limited to U.S. equity securities. References to the Index and to other indexes mentioned herein are for informational purposes and are not an indication of how the Fund is managed. The use of the Index does not imply the Fund is being managed like the Index and does not imply low risk or low volatility, but rather is disclosed, along with other indexes, to allow for comparison of the Fund’s performance to that of well-known and widely recognized indexes.

For the reporting period, the Fund’s portfolio was managed by ten sub-advisers and was diversified by strategy, style, geography, markets and asset classes.

The Fund’s long/short equity strategy was the leading detractor from absolute performance. The strategy typically makes long and short investments in equity securities that the particular sub-advisers believe to be overvalued or undervalued, with a focus on security selection as the primary driver of returns. The Fund’s investments in basic materials companies proved to be the largest detractor, followed by positions in consumer cyclical businesses and equity indexes.

The Fund’s opportunistic/macro strategy also detracted from absolute performance during the reporting period. The strategy invests in a wide variety of financial instruments across countries, markets, sectors, companies, and asset classes, driven largely by the particular sub-advisers’ macroeconomic views. Commodity trading proved to be the largest detractor, followed by equity trading.

The Fund’s relative value strategy was the leading contributor to absolute performance during the reporting period. The strategy typically involves simultaneously buying and selling related securities based on price movements among those securities. The strategy’s returns originated largely from equity trading, while credit trading also contributed to absolute performance. Currency and rates trading contributed modestly to absolute performance.

2	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

The Fund’s merger arbitrage/event driven strategy also provided positive contribution to absolute performance. The strategy takes long or short positions in the securities of companies involved in mergers, acquisitions, restructurings, liquidations, spin-offs, or other special situations. Gains from investments in the technology, consumer non-cyclical, and basic materials sectors outweighed losses experienced in equity index, communications sector and foreign exchange investments.

The Fund’s credit strategy, a new allocation in April 2016, contributed positively to absolute performance. The strategy takes long and short positions in corporate bonds, loans, credit derivatives, convertible bonds, asset-backed securities, equity, and equity derivatives. Gains were seen largely in asset-backed securities, with positive contribution from mortgage securities as well.

Sub-Adviser Strategies — Return and Contribution October 30, 2015 To October 31, 2016
Strategy	Portfolio Returns	Portfolio Contribution
Event Driven	1.29%	0.45%
Long/Short Equities	(1.09)	(0.36)
Opportunistic	(2.66)	(0.25)
Relative Value	3.82	1.06
Credit****	4.20	0.19

HOW WAS THE FUND POSITIONED?

At the start of the reporting period, the Fund had a large allocation to the event driven/market arbitration strategy. The Investment Adviser began to reduce that allocation at the end of the second quarter of 2016. During the second quarter of 2016, the Investment Adviser began to allocate investments to the credit strategy and a long/short Europe-focused sub-adviser. During the reporting period, the Investment Adviser increased its allocation to the relative value strategy.

PORTFOLIO ALLOCATION
Strategy	% of Portfolio Allocation***
Relative Value (1)	31.4%
Macro/Opportunistic (2)	9.3
Long/Short Equity (3)	27.8
Merger Arbitrage/Event Driven (4)	22.9
Credit (5)	5.2
Cash	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total net assets as of October 31, 2016. The Fund’s portfolio composition is subject to change.
****	The Fund’s credit strategy was adopted in April 2016.
(1)	Relative Value strategies seek to capture pricing inefficiencies/differentials between related securities while, to varying degrees depending on the Sub-Adviser, trying to minimize the impact of general market movements. Relative value strategies generally rely on arbitrage, which involves the simultaneous purchase and sale of related securities (i.e., securities that share a common financial factor, such as interest rates, an issuer, or an index).
(2)	Macro/Opportunistic strategies primarily seek long or short exposure to broad asset classes or identifiable market-driven investment return sources based on macro-economic models, fundamental research, or quantitative algorithms or any combination thereof. They may also seek to identify trading opportunities resulting from supply/demand imbalances, market dislocations, or perceived patterns of trending or mean reversion in asset price behavior.
(3)	Long/Short Equity strategies seek to make long and short investments in equity securities that are deemed to be under or overvalued. The Sub-Advisers may specialize in a particular style, industry or geography, or may allocate holdings across styles, industries or geographies.
(4)	Merger Arbitrage/Event Driven strategies seek to take long or short positions in securities of companies involved in mergers, acquisitions, restructurings, liquidations, spin-offs, or other special situations that alter a company’s financial structure or operating strategy.
(5)	Credit strategies seek to take long or short positions in corporate bonds, loans, credit derivatives, convertible bonds, asset-backed securities, equities and equity derivatives. Such long or short positions may reflect fundamental views on underlying credits as well as credit exposure to the same entity.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	3

JPMorgan Multi-Manager Alternatives Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	November 3, 2014
With Sales Charge*		(6.20)%	(2.40)%
Without Sales Charge		(1.03)	0.28
CLASS C SHARES	November 3, 2014
With CDSC**		(2.48)	(0.23)
Without CDSC		(1.51)	(0.23)
CLASS R5 SHARES	November 3, 2014	(0.57)	0.74
CLASS R6 SHARES	November 3, 2014	(0.57)	0.78
SELECT CLASS SHARES	November 3, 2014	(0.77)	0.54

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/3/14 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced investment operations on November 3, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of JPMorgan Multi-Manager Alternatives Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the S&P 500 Index, the HFRX Global Hedge Fund Index and Lipper Alternative Multi-Strategy Funds Average from November 3, 2014 to October 31, 2016. The performance of the Lipper Alternative Multi-Strategy Funds Average reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the S&P 500 Index and the HFRX Global Hedge Fund Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Multi-Strategy Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance at large companies in the U.S. stock market. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. Investors cannot invest directly in an index. The Lipper Alternative Multi-Strategy Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

From the inception of the Fund through January 30, 2015, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — 73.7%
Common Stocks — 40.9%
	Consumer Discretionary — 9.9%
	Auto Components — 0.1%
9,568	Adient plc, (Ireland) (a) (m)	435,453

	Diversified Consumer Services — 0.9%
33,750	Service Corp. International (m)	864,000
57,279	ServiceMaster Global Holdings, Inc. (a) (m)	2,050,015

		2,914,015

	Hotels, Restaurants & Leisure — 1.1%
5,642	Carnival plc, ADR (m)	275,725
5,994	Domino’s Pizza, Inc. (m)	1,014,425
550	ILG, Inc. (m)	9,009
3,200	Las Vegas Sands Corp. (m)	185,216
1,022	Marriott International, Inc., Class A (m)	70,211
47,550	MGM Resorts International (a) (m)	1,244,383
26,319	Rezidor Hotel Group AB, (Belgium) (m)	107,524
33,597	Sonic Corp. (m)	769,707

		3,676,200

	Internet & Direct Marketing Retail — 0.3%
27,860	Wayfair, Inc., Class A (a) (m)	928,574

	Media — 3.7%
2,586	Cable One, Inc. (m)	1,491,450
377	Carmike Cinemas, Inc. (a) (m)	12,309
12,647	CBS Corp. (Non-Voting), Class B (m)	716,073
1,401	CBS Corp., Class A (m)	80,235
5,396	Charter Communications, Inc., Class A (a) (m)	1,348,407
20,095	DISH Network Corp., Class A (a) (m)	1,176,763
221,136	ITV plc, (United Kingdom) (m)	461,013
4,276	Liberty Broadband Corp., Class A (a) (m)	277,726
4,668	Liberty Global plc LiLAC, (United Kingdom), Class A (a) (m)	129,024
18,244	Liberty Global plc, (United Kingdom), Class A (a) (m)	594,754
36,102	Liberty Global plc, (United Kingdom), Series C (a) (m)	1,148,044
3,314	Liberty Media Corp.-Liberty Braves, Class A (a) (m)	56,172
5,593	Liberty Media Corp.-Liberty SiriusXM, Class A (a) (m)	186,079
10,920	Madison Square Garden Co. (The), Class A (a) (m)	1,807,151
30,700	MSG Networks, Inc., Class A (a) (m)	586,370
1,227	Naspers Ltd., (South Africa), ADR (m)	20,736
16,794	Stroeer SE & Co. KGaA, (Germany) (m)	768,338
2,634	Time Warner, Inc. (a) (m)	234,400

SHARES	SECURITY DESCRIPTION	VALUE

	Media — continued
3,773	Viacom, Inc., Class B (m)	141,714
14,203	Walt Disney Co. (The) (m)	1,316,476

		12,553,234

	Multiline Retail — 0.1%
5,370	Dollar Tree, Inc. (a) (m)	405,704

	Specialty Retail — 2.9%
10,541	Advance Auto Parts, Inc. (m)	1,476,583
52,794	AutoNation, Inc. (a) (m)	2,316,073
2,839	AutoZone, Inc. (a) (m)	2,106,992
15,528	Cabela’s, Inc. (a) (m)	956,680
882	CST Brands, Inc. (m)	42,354
19,629	Hennes & Mauritz AB, (Sweden), Class B (m)	552,020
18,754	Home Depot, Inc. (The) (m)	2,288,175
33,968	Sports Direct International plc, (United Kingdom) (a) (m)	114,856

		9,853,733

	Textiles, Apparel & Luxury Goods — 0.8%
30,235	Burberry Group plc, (United Kingdom) (m)	545,291
3,400	Carter’s, Inc. (m)	293,556
671	Christian Dior SE, (France) (m)	129,413
4,000	Coach, Inc. (m)	143,560
8,945	NIKE, Inc., Class B (m)	448,860
4,170	Swatch Group AG (The), (Switzerland), ADR (m)	62,508
35,269	Under Armour, Inc., Class C (a) (m)	912,056

		2,535,244

	Total Consumer Discretionary	33,302,157

	Consumer Staples — 4.9%
	Beverages — 1.8%
3,033	Anheuser-Busch InBev N.V., (Belgium), ADR (m)	350,281
21,674	Brown-Forman Corp., Class B (m)	1,000,689
578,833	China Resources Beer Holdings Co., Ltd., (Hong Kong) (a) (m)	1,230,060
8,162	Constellation Brands, Inc., Class A (m)	1,364,033
82,366	Davide Campari-Milano S.p.A., (Italy) (m)	829,553
6,598	Heineken N.V., (Netherlands) (m)	543,465
6,246	Molson Coors Brewing Co., Class B (m)	648,397

		5,966,478

	Food & Staples Retailing — 0.9%
211	Andersons, Inc. (The) (m)	8,029
15,946	Casey’s General Stores, Inc. (m)	1,801,738

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	5

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	Food & Staples Retailing — continued
8,756	Costco Wholesale Corp. (m)	1,294,750
10,626	Rite Aid Corp. (a) (m)	71,300

		3,175,817

	Food Products — 0.8%
28	Chocoladefabriken Lindt & Spruengli AG, (Switzerland) (m)	1,737,355
1,824	Hershey Co. (The) (m)	186,887
11,605	WhiteWave Foods Co. (The) (a) (m)	632,357

		2,556,599

	Household Products — 0.3%
7,240	Spectrum Brands Holdings, Inc. (m)	979,137

	Personal Products — 0.6%
32,426	Herbalife Ltd. (a) (m)	1,967,610

	Tobacco — 0.5%
20,894	British American Tobacco plc, (United Kingdom) (m)	1,197,497
10,288	Reynolds American, Inc. (m)	566,663

		1,764,160

	Total Consumer Staples	16,409,801

	Energy — 1.8%
	Energy Equipment & Services — 0.2%
7,594	Halliburton Co. (m)	349,324
4,658	Schlumberger Ltd. (m)	364,395

		713,719

	Oil, Gas & Consumable Fuels — 1.6%
8,068	Anadarko Petroleum Corp. (m)	479,562
13,591	Cabot Oil & Gas Corp. (m)	283,780
15,955	Canadian Natural Resources Ltd., (Canada) (m)	505,933
7,444	Concho Resources, Inc. (a) (m)	944,941
30,510	Parsley Energy, Inc., Class A (a) (m)	1,003,779
3,907	Royal Dutch Shell plc, (Netherlands), Class A, ADR (m)	194,608
1	Southwestern Energy Co. (a)	9
31,148	Spectra Energy Corp. (m)	1,302,298
66,571	TonenGeneral Sekiyu KK, (Japan) (m)	655,493

		5,370,403

	Total Energy	6,084,122

	Financials — 3.4%
	Banks — 1.2%
23,645	Bank of Kyoto Ltd. (The), (Japan) (m)	173,396

SHARES	SECURITY DESCRIPTION	VALUE

	Banks — continued
193,779	Barclays plc, (United Kingdom) (m)	448,949
27,013	CIT Group, Inc. (m)	981,382
20,098	Citigroup, Inc. (m)	987,816
47,420	Citizens Financial Group, Inc. (m)	1,249,043
2,507	Wells Fargo & Co. (m)	115,347

		3,955,933

	Capital Markets — 1.3%
3,533	Affiliated Managers Group, Inc. (a) (m)	468,688
6,705	Intercontinental Exchange, Inc. (m)	1,812,965
9,028	Moody’s Corp. (m)	907,494
24,164	SEI Investments Co. (m)	1,071,190

		4,260,337

	Diversified Financial Services — 0.0% (g)
1,235	Industrivarden AB, (Sweden), Class C (m)	22,027

	Insurance — 0.9%
5,498	Admiral Group plc, (United Kingdom) (m)	128,814
63,476	Crawford & Co., Class A (m)	570,649
7,169	Delta Lloyd N.V., (Netherlands) (m)	43,311
683	Endurance Specialty Holdings Ltd., (Bermuda) (m)	62,802
36,720	FNF Group (m)	1,318,615
77,828	RSA Insurance Group plc, (United Kingdom) (m)	525,467
9,062	W.R. Berkley Corp. (m)	517,440

		3,167,098

	Thrifts & Mortgage Finance — 0.0% (g)
864	EverBank Financial Corp. (m)	16,684

	Total Financials	11,422,079

	Health Care — 4.2%
	Biotechnology — 0.4%
2,514	Alnylam Pharmaceuticals, Inc. (a) (m)	89,498
544	Biogen, Inc. (a) (m)	152,418
14,708	Cepheid (a) (m)	778,053
3,614	Incyte Corp. (a) (m)	314,310

		1,334,279

	Health Care Equipment & Supplies — 1.1%
3,773	Alere, Inc. (a) (m)	168,578
6,746	Becton Dickinson and Co. (m)	1,132,721
8,067	IDEXX Laboratories, Inc. (a) (m)	864,298
3,561	Smith & Nephew plc, (United Kingdom) (m)	51,479
19,219	St. Jude Medical, Inc. (m)	1,496,007

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	Health Care Equipment & Supplies — continued
19,291	TearLab Corp. (a) (m)	12,155

		3,725,238

	Health Care Providers & Services — 0.7%
6,029	Celesio AG, (Germany) (m)	169,065
24,714	HCA Holdings, Inc. (a) (m)	1,891,363
1,879	Humana, Inc. (m)	322,305
300	Team Health Holdings, Inc. (a) (m)	12,855

		2,395,588

	Health Care Technology — 0.3%
30,630	Cotiviti Holdings, Inc. (a) (m)	945,548

	Life Sciences Tools & Services — 0.4%
394	Mettler-Toledo International, Inc. (a) (m)	159,207
8,734	Thermo Fisher Scientific, Inc. (m)	1,284,160

		1,443,367

	Pharmaceuticals — 1.3%
13,727	Allergan plc, (Ireland) (a) (m)	2,868,120
16,382	Merck & Co., Inc. (m)	961,951
2,511	Valeant Pharmaceuticals International, Inc. (a) (m)	44,796
10,600	Zoetis, Inc. (m)	506,680

		4,381,547

	Total Health Care	14,225,567

	Industrials — 3.1%
	Aerospace & Defense — 0.2%
2,857	Lockheed Martin Corp. (m)	703,908

	Air Freight & Logistics — 0.2%
4,523	FedEx Corp. (m)	788,449

	Airlines — 0.0% (g)
1,314	Virgin America, Inc. (a) (m)	71,416

	Building Products — 0.4%
35,943	Johnson Controls International plc (m)	1,449,222

	Commercial Services & Supplies — 0.1%
3,570	Copart, Inc. (a) (m)	187,318
167	G&K Services, Inc., Class A (m)	15,815
297	Gategroup Holding AG, (Switzerland) (a) (m)	15,177

		218,310

	Industrial Conglomerates — 0.2%
31,268	Smiths Group plc, (United Kingdom) (m)	541,817

	Machinery — 0.3%
5,800	Colfax Corp. (a) (m)	184,382
3,014	Joy Global, Inc. (m)	83,879

SHARES	SECURITY DESCRIPTION	VALUE

	Machinery — continued
228	KUKA AG, (Germany) (a) (m)	25,874
8,800	SPX FLOW, Inc. (a) (m)	220,792
57,459	Volvo AB, (Sweden), Class A (m)	614,838

		1,129,765

	Professional Services — 0.1%
7,329	RELX N.V., (United Kingdom), ADR (m)	123,201
1,497	SAI Global Ltd., (Australia) (m)	5,323

		128,524

	Road & Rail — 0.5%
12,500	CSX Corp. (m)	381,375
6,865	Old Dominion Freight Line, Inc. (a) (m)	512,678
9,593	Union Pacific Corp. (m)	845,911

		1,739,964

	Trading Companies & Distributors — 0.4%
20,807	Brenntag AG, (Germany) (m)	1,112,346
32,400	Nexeo Solutions, Inc. (a) (m)	243,648

		1,355,994

	Transportation Infrastructure — 0.7%
27,950	Macquarie Infrastructure Corp. (m)	2,286,590

	Total Industrials	10,413,959

	Information Technology — 8.6%
	Electronic Equipment, Instruments & Components — 0.8%
1,443	Applied DNA Sciences, Inc. (a) (m)	4,041
50,044	Flex Ltd. (a) (m)	710,124
53,881	Ingram Micro, Inc., Class A (m)	2,004,373
3,918	Rofin-Sinar Technologies, Inc. (a) (m)	127,531

		2,846,069

	Internet Software & Services — 3.9%
13,777	Alibaba Group Holding Ltd., (China), ADR (a) (m)	1,400,983
873	Alphabet, Inc., Class C (a) (m)	684,903
317	Cvent, Inc. (a) (m)	9,897
5,314	Facebook, Inc., Class A (a) (m)	696,081
886	inContact, Inc. (a) (m)	12,324
14,613	LinkedIn Corp., Class A (a) (m)	2,770,625
2,660	Rackspace Hosting, Inc. (a) (m)	84,960
8,883	SINA Corp., (China) (a) (m)	640,820
35,670	Tencent Holdings Ltd., (China) (m)	945,338
131,265	Yahoo!, Inc. (a) (m)	5,454,061
12,224	Zillow Group, Inc., Class A (a) (m)	403,759

		13,103,751

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	7

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	IT Services — 1.1%
2,249	Computer Sciences Corp. (m)	122,458
6,430	FleetCor Technologies, Inc. (a) (m)	1,127,179
31,150	Leidos Holdings, Inc. (m)	1,294,905
10,276	Mastercard, Inc., Class A (m)	1,099,738
6,800	Sabre Corp. (m)	175,644

		3,819,924

	Semiconductors & Semiconductor Equipment — 0.9%
1,876	AIXTRON SE, (Germany) (a) (m)	8,923
6,258	ASML Holding N.V., (Netherlands) (m)	660,970
89,887	Marvell Technology Group Ltd., (Bermuda) (m)	1,171,228
3,312	NXP Semiconductors N.V., (Netherlands) (a) (m)	331,200
10,204	SunPower Corp. (a) (m)	73,877
22,282	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR (m)	692,970

		2,939,168

	Software — 1.4%
4,685	Dell Technologies, Inc., - VMware, Inc., Class V (a) (m)	229,987
5,400	Electronic Arts, Inc. (a) (m)	424,008
1,800	Fair Isaac Corp. (m)	217,224
929	Fleetmatics Group plc, (Ireland) (a) (m)	55,647
636	Infoblox, Inc. (a) (m)	16,854
249	Interactive Intelligence Group, Inc. (a) (m)	15,052
47,015	Microsoft Corp. (m)	2,817,139
760	NetSuite, Inc. (a) (m)	70,771
27,745	Symantec Corp. (m)	694,457
624	VMware, Inc., Class A (a) (m)	49,046

		4,590,185

	Technology Hardware, Storage & Peripherals — 0.5%
37,785	Hewlett Packard Enterprise Co. (m)	849,029
5,098	Lexmark International, Inc., Class A (m)	202,340
11,649	NCR Corp. (a) (m)	408,297
5,829	Western Digital Corp. (m)	340,647

		1,800,313

	Total Information Technology	29,099,410

	Materials — 3.7%
	Chemicals — 1.5%
5,866	Albemarle Corp. (m)	490,104
24,977	Axalta Coating Systems Ltd., (Bermuda) (a) (m)	627,422
833	Chemtura Corp. (a) (m)	27,322

SHARES	SECURITY DESCRIPTION	VALUE

	Chemicals — continued
11,575	Croda International plc, (United Kingdom) (m)	495,003
21,422	Delta Technology Holdings Ltd., (China) (a) (m)	24,635
13,418	Ingevity Corp. (a) (m)	555,505
3,052	Monsanto Co. (m)	307,550
10,672	Sherwin-Williams Co. (The) (m)	2,613,146
801	Valspar Corp. (The) (m)	79,780

		5,220,467

	Construction Materials — 0.8%
60,570	Cemex S.A.B. de C.V., (Mexico), ADR (a) (m)	525,748
14,307	HeidelbergCement AG, (Germany) (m)	1,353,414
3,554	Martin Marietta Materials, Inc. (m)	658,841

		2,538,003

	Containers & Packaging — 0.8%
11,095	Ball Corp. (m)	855,092
35,350	Crown Holdings, Inc. (a) (m)	1,917,737

		2,772,829

	Metals & Mining — 0.6%
42,814	AngloGold Ashanti Ltd., (South Africa), ADR (a) (m)	588,264
2,484	Industrias Penoles S.A.B. de C.V., (Mexico) (m)	60,243
17,508	Newmont Mining Corp. (m)	648,496
13,215	Silver Wheaton Corp., (Canada) (m)	318,614
48,565	Vale S.A., (Brazil), ADR (a) (m)	336,070

		1,951,687

	Total Materials	12,482,986

	Real Estate — 0.3%
	Equity Real Estate Investment Trusts (REITs) — 0.2%
3,535	Crown Castle International Corp. (m)	321,650
9,600	Forest City Realty Trust, Inc., Class A (m)	207,264
14,100	MGM Growth Properties LLC, Class A (m)	371,112

		900,026

	Real Estate Management & Development — 0.1%
14,449	Grand City Properties S.A., (Luxembourg) (m)	254,173

	Total Real Estate	1,154,199

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.6%
11,589	Level 3 Communications, Inc. (a) (m)	650,722

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	Diversified Telecommunication Services — continued
2,059,216	Telecom Italia S.p.A., (Italy) (a) (m)	1,461,733

		2,112,455

	Wireless Telecommunication Services — 0.3%
41,730	China Mobile Ltd., (Hong Kong) (m)	478,075
10,700	T-Mobile U.S., Inc. (a) (m)	532,111

		1,010,186

	Total Telecommunication Services	3,122,641

	Utilities — 0.1%
	Electric Utilities — 0.0% (g)
695	Empire District Electric Co. (The) (m)	23,790

	Independent Power & Renewable Electricity Producers — 0.1%
8,483	NRG Yield, Inc., Class A (m)	124,955
2,985	Talen Energy Corp. (a) (m)	41,581
50,988	TerraForm Global, Inc., Class A (a) (m)	191,205

		357,741

	Total Utilities	381,531

	Total Common Stocks (Cost $132,668,601)	138,098,452

Exchange-Traded Funds — 0.3%
	Fixed Income — 0.1%
1,272	iShares U.S. Preferred Stock ETF (m)	49,544
19,100	PowerShares Senior Loan Portfolio (m)	442,738

	Total Fixed Income	492,282

	International Equity — 0.2%
6,093	Deutsche X-trackers Harvest CSI 300 China ETF (m)	150,132
15,600	VanEck Vectors Gold Miners ETF (m)	382,512

	Total International Equity	532,644

	U.S. Equity — 0.0% (g)
300	SPDR S&P 500 ETF Trust (m)	63,765

	Total Exchange-Traded Funds (Cost $1,002,065)	1,088,691

Exchange-Traded Note — 0.1%
	U.S. Equity — 0.1%
13,630	ETRACS Monthly Pay 2xLeveraged Closed-End Fund ETN (m) (Cost $218,882)	229,666

Investment Companies — 0.7%
	Fixed Income — 0.6%
62,015	Invesco Dynamic Credit Opportunities Fund (m)	724,335

SHARES	SECURITY DESCRIPTION	VALUE

	Fixed Income — continued
100,337	Invesco Senior Income Trust (m)	440,479
53,411	Nuveen Credit Strategies Income Fund (m)	449,721
83,328	Voya Prime Rate Trust (m)	442,472

	Total Fixed Income	2,057,007

	U.S. Equity — 0.1%
9,965	Adams Diversified Equity Fund, Inc. (m)	127,353
10,900	BlackRock Resources & Commodities Strategy Trust (m)	86,873
33,600	Liberty All Star Equity Fund (m)	164,976

	Total U.S. Equity	379,202

	Total Investment Companies (Cost $2,387,656)	2,436,209

Preferred Stocks — 1.5%
	Consumer Discretionary — 0.3%
	Household Durables — 0.3%
10,500	William Lyon Homes, 6.500%, 12/01/17 ($100 par value) (m)	964,845

	Consumer Staples — 0.0% (g)
	Food Products — 0.0% (g)
400	Tyson Foods, Inc., 4.750%, 07/15/17 ($50 par value) (m)	30,828

	Energy — 0.3%
	Oil, Gas & Consumable Fuels — 0.3%
29,592	Southwestern Energy Co., Series B, 6.250%, 01/15/18 ($50 par value) (m)	741,871
2,484	WPX Energy, Inc., Series A, 6.250%, 07/31/18 ($50 par value) (m)	127,777

	Total Energy	869,648

	Financials — 0.3%
	Banks — 0.0% (g)
8	Bank of America Corp., Series L, 7.250% ($1,000 par value) (m)	9,848
8	Wells Fargo & Co., Series L, 7.500% ($1,000 par value) (m)	10,440

		20,288

	Capital Markets — 0.3%
6,950	Mandatory Exchangeable Trust, 5.750%, 06/01/19 ($100 par value) (e) (m)	869,132

	Total Financials	889,420

	Health Care — 0.3%
	Health Care Providers & Services — 0.0% (g)
300	Anthem, Inc., 5.250%, 05/01/18 ($50 par value) (m)	12,675

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	9

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Preferred Stocks — continued
	Pharmaceuticals — 0.3%
1,521	Allergan plc, (Ireland),
	Series A, 5.500%, 03/01/18 ($1,000 par value) (m)	1,169,649

	Total Health Care	1,182,324

	Information Technology — 0.0% (g)
	Semiconductors & Semiconductor Equipment — 0.0% (g)
500	SunEdison, Inc., Series A, 6.750% ($1,000 par value) (m)	6,245

	Materials — 0.1%
	Chemicals — 0.1%
3,806	Rayonier Advanced Materials, Inc., Series A, 8.000%, 08/15/19 ($100 par value) (m)	380,600

	Metals & Mining — 0.0% (g)
400	Arconic, Inc., Series 1, 5.375%, 10/01/17 ($50 par value) (m)	12,360

	Total Materials	392,960

	Real Estate — 0.0% (g)
	Equity Real Estate Investment Trusts (REITs) — 0.0% (g)
100	American Tower Corp., Series A, 5.250%, 05/15/17 ($100 par value) (m)	11,184
100	Welltower, Inc., Series I, 6.500% ($50 par value) (m)	6,179

	Total Real Estate	17,363

	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
300	Frontier Communications Corp., Series A, 11.125%, 06/29/18 ($100 par value) (m)	25,053

	Wireless Telecommunication Services — 0.0% (g)
350	T-Mobile U.S., Inc., 5.500%, 12/15/17 ($50 par value) (m)	28,928

	Total Telecommunication Services	53,981

	Utilities — 0.2%
	Electric Utilities — 0.1%
250	Exelon Corp., 6.500%, 06/01/17 ($50 par value) (m)	11,925
5,666	Great Plains Energy, Inc., 7.000%, 09/15/19 ($50 par value) (m)	300,241
250	NextEra Energy, Inc., 6.371%, 09/01/18 ($50 par value) (m)	15,258

		327,424

SHARES	SECURITY DESCRIPTION	VALUE

	Multi-Utilities — 0.1%
7,835	Dominion Resources, Inc.,
	6.375%, 07/01/17 ($50 par value) (m)	393,552

		393,552

	Total Utilities	720,976

	Total Preferred Stocks (Cost $5,262,982)	5,128,590

Special Purpose Acquisition Companies — 0.8%
	Diversified Financial Services — 0.8%
2,500	Arowana, Inc. (Australia) (a) (m)	45,113
29,000	Avista Healthcare Public Acquisition Corp. (a) (m)	290,290
14,980	Boulevard Acquisition Corp. II (a) (m)	153,695
44,603	Boulevard Acquisition Corp. II (a) (m)	439,116
19,000	Capitol Acquisition Corp. III (a) (m)	193,895
12,840	Double Eagle Acquisition Corp. (a) (m)	133,151
64	Easterly Acquisition Corp. (a) (m)	630
45,884	Electrum Special Acquisition Corp. (a) (m)	453,334
8,273	Gores Holdings, Inc. (a) (m)	105,977
19,000	GP Investments Acquisition Corp. (a) (m)	190,950
23,333	Hennessy Capital Acquisition Corp. II (a) (m)	230,297
12,840	Pace Holdings Corp. (a) (m)	133,408
20,236	Quinpario Acquisition Corp. 2 (a) (m)	200,842
12,853	Terrapin 3 Acquisition Corp., Class A (a) (m)	129,044

		2,699,742

	Investment Banking & Brokerage — 0.0% (g)
10,651	Hydra Industries Acquisition Corp. (a) (m)	108,107

	Total Special Purpose Acquisition Companies (Cost $2,699,757)	2,807,849

PRINCIPAL AMOUNT
Asset-Backed Securities — 4.0%
1,279,710	Bear Stearns Asset Backed Securities Trust, Series 2007-1, Class A2, VAR, 0.814%, 01/25/37 (m)	1,208,461
1,000,000	Cathedral Lake CLO Ltd., (Cayman Islands), Series 2013-1A, Class C, VAR, 4.530%, 01/15/26 (e) (m)	935,629
1,000,000	Chrysler Capital Auto Receivables Trust, Series 2013-AA, Class D, 2.930%, 08/17/20 (e) (m)	1,007,882
1,000,000	Drive Auto Receivables Trust, Series 2016-BA, Class D, 4.530%, 08/15/23 (e) (m)	1,018,162

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Asset-Backed Securities — continued
1,000,000	DT Auto Owner Trust, Series 2015-3A, Class D, 4.530%, 10/17/22 (e) (m)	1,021,417
1,000,000	Garrison Funding Ltd., (Cayman Islands), Series 2015-1A, Class C, VAR, 4.912%, 05/25/27 (e) (m)	981,578
1,405,000	Madison Park Funding XI Ltd., (Cayman Islands), Series 2013-11A, Class D, VAR, 4.382%, 10/23/25 (e) (m)	1,353,125
1,000,000	Parallel Ltd., (Cayman Islands), Series 2015-1A, Class D, VAR, 4.531%, 07/20/27 (e) (m)	929,773
1,000,000	Stone Tower CLO VII Ltd., (Cayman Islands), Series 2007-7A, Class C, VAR, 5.050%, 08/30/21 (e) (m)	1,002,186
1,030,000	THL Credit Wind River CLO Ltd., (Cayman Islands), Series 2014-2A, Class D, VAR, 4.780%, 07/15/26 (e) (m)	1,001,362
1,000,000	Venture VIII CDO Ltd., (Cayman Islands), Series 2007-8A, Class D, VAR, 3.232%, 07/22/21 (e) (m)	974,638
898,906	VOLT XLIV LLC, Series 2016-NPL4, Class A1, SUB, 4.250%, 04/25/46 (e) (m)	907,047
1,204,093	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.500%, 06/26/45 (e) (m)	1,203,766

	Total Asset-Backed Securities (Cost $13,205,556)	13,545,026

Collateralized Mortgage Obligations — 3.6%
	Agency CMO — 3.3%
	Federal Home Loan Mortgage Corp. REMIC,
852,641	Series 2411, Class S, IF, IO, 7.415%, 02/15/32 (m)	175,400
593,599	Series 2498, Class TL, IF, IO, 0.930%, 03/15/32 (m)	19,167
356,597	Series 2647, Class IV, IF, IO, 12.432%, 07/15/33 (m)	207,188
314,640	Series 3114, Class GI, IF, IO, 6.065%, 02/15/36 (m)	74,319
456,072	Series 3118, Class SD, IF, IO, 6.165%, 02/15/36 (m)	82,772
3,072,960	Series 3149, Class TI, IF, IO, 0.350%, 05/15/36 (m)	64,542
1,009,567	Series 3181, Class IS, IF, IO, 5.965%, 07/15/36 (m)	186,774
589,764	Series 3202, Class HI, IF, IO, 6.115%, 08/15/36 (m)	112,243
378,715	Series 3309, Class SG, IF, IO, 5.535%, 04/15/37 (m)	69,552
1,429,832	Series 3349, Class SM, IF, IO, 5.465%, 07/15/37 (m)	214,297

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — continued
	Federal Home Loan Mortgage Corp. REMIC,
2,223,858	Series 3355, Class KI, IF, IO, 6.595%, 07/15/37 (m)	312,269
1,251,563	Series 3510, Class CI, IF, IO, 5.945%, 07/15/37 (m)	262,710
828,788	Series 3775, Class UI, IO, 5.000%, 06/15/33 (m)	171,471
249,466	Series 3862, Class DI, IO, 5.000%, 04/15/41 (m)	38,212
295,323	Series 3866, Class DS, IF, 8.031%, 05/15/41 (m)	333,140
119,820	Series 3997, Class ES, IF, 6.182%, 09/15/41 (m)	137,746
445,330	Series 4265, Class ST, IF, IO, 5.465%, 11/15/43 (m)	71,536
843,127	Series 4472, Class IJ, IO, 6.000%, 11/15/43 (m)	195,010
5,353,623	Series 4517, Class KI, IF, IO, 0.880%, 04/15/43 (m)	145,264
	Federal Home Loan Mortgage Corp. STRIPS,
106,742	Series 183, Class IO, IO, 7.000%, 04/01/27 (m)	22,909
212,050	Series 191, Class IO, IO, 8.000%, 01/01/28 (m)	55,150
	Federal National Mortgage Association REMIC,
742,778	Series 2002-47, Class SE, IF, IO, 7.566%, 08/25/32 (m)	199,332
173,700	Series 2003-44, Class IU, IO, 7.000%, 06/25/33 (m)	42,626
456,804	Series 2003-87, Class SH, IF, IO, 7.716%, 09/25/33 (m)	95,766
1,683,378	Series 2005-2, Class TH, IF, IO, 0.300%, 08/25/33 (m)	21,880
362,631	Series 2005-69, Class JI, IO, 6.000%, 08/25/35 (m)	86,949
1,227,666	Series 2006-8, Class HL, IF, IO, 6.166%, 03/25/36 (m)	259,597
827,103	Series 2006-46, Class ES, IF, IO, 6.716%, 06/25/36 (m)	193,789
1,242,830	Series 2006-115, Class EI, IF, IO, 6.106%, 12/25/36 (m)	273,168
535,630	Series 2009-106, Class SA, IF, IO, 5.716%, 01/25/40 (m)	101,717
1,518,209	Series 2010-57, Class HI, IO, 5.500%, 02/25/40 (m)	213,062
1,138,971	Series 2010-68, Class SC, IF, IO, 5.946%, 07/25/40 (m)	248,332

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	11

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
908,023	Series 2011-59, Class SW, IF, IO, 6.106%, 07/25/41 (m)	183,821
2,341,459	Series 2011-76, Class PI, IO, 5.500%, 04/25/39 (m)	211,517
1,764,632	Series 2011-129, Class S, IF, IO, 4.966%, 03/25/37 (m)	92,655
1,346,366	Series 2014-38, Class QI, IO, 5.500%, 12/25/43 (m)	297,186
1,189,110	Series 2015-30, Class IO, IO, 5.500%, 05/25/45 (m)	257,270
3,106,040	Series 2015-42, Class AI, IO, VAR, 2.042%, 06/25/55 (m)	216,219
3,978,290	Series 2015-64, Class SK, IO, VAR, 1.867%, 09/25/55 (m)	267,781
1,275,651	Federal National Mortgage Association REMIC, Series 2015-66, Class AS, IF, IO, 5.716%, 09/25/45 (m)	253,796
	Federal National Mortgage Association STRIPS,
659,240	Series 345, Class 14, IO, 6.000%, 03/25/34 (m)	142,411
657,442	Series 359, Class 18, IO, 6.000%, 07/25/35 (m)	140,626
	Government National Mortgage Association,
579,271	Series 2001-22, Class SD, IF, IO, 6.965%, 05/16/31 (m)	129,038
961,337	Series 2003-7, Class SP, IF, IO, 7.115%, 11/16/32 (m)	131,937
797,686	Series 2003-98, Class SC, IF, IO, 6.074%, 11/20/33 (m)	167,475
1,594,845	Series 2004-40, Class SB, IF, IO, 5.985%, 05/16/34 (m)	269,084
1,141,498	Series 2004-46, Class S, IF, IO, 6.574%, 06/20/34 (m)	274,137
434,484	Series 2004-56, Class S, IF, IO, 7.124%, 06/20/33 (m)	105,243
1,189,960	Series 2004-69, Class CS, IF, IO, 6.024%, 07/20/34 (m)	249,997
607,167	Series 2009-12, Class IE, IO, 5.500%, 03/20/39 (m)	127,003
418,248	Series 2012-50, Class HI, IO, 6.000%, 06/16/22 (m)	42,971
3,198,422	Series 2012-106, Class YI, IO, VAR, 1.000%, 09/20/42 (m)	164,265
511,550	Series 2013-16, Class IE, IO, 6.500%, 10/20/38 (m)	117,797
330,397	Series 2013-86, Class IA, IO, 5.000%, 06/20/43 (m)	71,217

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — continued
651,061	Series 2014-2, Class TI, IO, 5.500%, 01/20/44 (m)	103,481
296,550	Series 2014-161, Class IL, IO, 1.000%, 11/20/44 (m)	11,317
357,388	Series 2014-161, Class SL, IF, IO, 6.273%, 11/20/44 (m)	77,433
1,164,257	Series 2014-183, Class IM, IO, 5.000%, 06/20/35 (m)	262,728
149,499	Series 2015-13, Class WI, IO, VAR, 6.638%, 07/20/37 (m)	30,870
4,433,773	Series 2015-80, Class IH, IO, VAR, 0.996%, 05/20/44 (m)	152,485
933,609	Series 2015-180, Class CI, IO, 5.000%, 12/16/45 (m)	225,577
1,918,296	Series 2015-H13, Class AI, IO, VAR, 2.335%, 06/20/65 (m)	234,991
1,192,903	Series 2016-1, Class IO, IO, 6.000%, 05/20/44 (m)	182,521
678,979	Series 2016-12, Class KI, IO, 5.000%, 09/20/38 (m)	162,510
1,372,545	Series 2016-69, Class WI, IO, 4.500%, 05/20/46 (m)	295,103
1,826,314	Series 2016-75, Class SA, IF, IO, 5.474%, 05/20/40 (m)	278,632
2,480,970	Series 2016-78, Class UI, IO, 4.000%, 06/20/46 (m)	444,430

		11,063,413

	Non-Agency CMO — 0.3%
980,379	Alternative Loan Trust, Series 2004-28CB, Class 3A1, 6.000%, 01/25/35 (m)	962,631

	Total Collateralized Mortgage Obligations (Cost $11,499,959)	12,026,044

Commercial Mortgage-Backed Securities — 0.8%
900,000	BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY, Class F, VAR, 4.035%, 09/15/26 (e) (m)	891,790
	EQTY Mortgage Trust
1,000,000	Series 2014-INNS, Class D, VAR, 2.880%, 05/08/31 (e) (m)	984,337
1,000,000	Series 2014-INNS, Class E, VAR, 3.980%, 05/08/31 (e) (m)	975,002

	Total Commercial Mortgage-Backed Securities (Cost $2,820,151)	2,851,129

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Convertible Bonds — 4.2%
	Consumer Discretionary — 0.3%
	Internet & Direct Marketing Retail — 0.0% (g)
	Priceline Group, Inc. (The),
3,000	0.350%, 06/15/20 (m)	3,844
3,000	1.000%, 03/15/18 (m)	4,755
25,000	Shutterfly, Inc., 0.250%, 05/15/18 (m)	25,015

		33,614

	Media — 0.3%
845,000	DISH Network Corp., 3.375%, 08/15/26 (e) (m)	968,053
15,000	Liberty Media Corp., 1.375%, 10/15/23 (m)	15,347

		983,400

	Textiles, Apparel & Luxury Goods — 0.0% (g)
5,000	Iconix Brand Group, Inc., 1.500%, 03/15/18 (m)	4,263

	Total Consumer Discretionary	1,021,277

	Energy — 0.4%
	Energy Equipment & Services — 0.0% (g)
19,000	Hornbeck Offshore Services, Inc., 1.500%, 09/01/19 (m)	11,839

	Oil, Gas & Consumable Fuels — 0.4%
844,000	Chesapeake Energy Corp., 5.500%, 09/15/26 (e) (m)	792,305
446,760	Whiting Petroleum Corp., Series 1, 1.250%, 06/05/20 (m)	411,855

		1,204,160

	Total Energy	1,215,999

	Financials — 0.0% (g)
	Capital Markets — 0.0% (g)
10,000	Jefferies Group LLC, 3.875%, 11/01/29 (m)	10,138
17,000	Prospect Capital Corp., 4.750%, 04/15/20 (m)	16,692

		26,830

	Mortgage Real Estate Investment Trusts (REITs) — 0.0% (g)
	Starwood Property Trust, Inc.,
8,000	4.000%, 01/15/19 (m)	8,945
5,000	4.550%, 03/01/18 (m)	5,453

		14,398

	Total Financials	41,228

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Health Care — 0.4%
	Biotechnology — 0.0% (g)
18,000	Acorda Therapeutics, Inc., 1.750%, 06/15/21 (m)	13,938
	BioMarin Pharmaceutical, Inc.,
9,000	0.750%, 10/15/18 (m)	10,069
9,000	1.500%, 10/15/20 (m)	10,485
15,000	Cepheid, 1.250%, 02/01/21 (m)	15,534
210,000	ImmunoGen, Inc., 4.500%, 07/01/21 (e) (m)	140,569

		190,595

	Health Care Equipment & Supplies — 0.2%
	Hologic, Inc.,
4,000	SUB, 0.000%, 12/15/43 (m)	4,828
4,000	Series 2012, SUB, 2.000%, 03/01/42 (m)	5,105
474,000	Wright Medical Group N.V., (Netherlands), 2.250%, 11/15/21 (e) (m)	571,762

		581,695

	Health Care Providers & Services — 0.0% (g)
9,000	Anthem, Inc., 2.750%, 10/15/42 (m)	15,452
13,000	Molina Healthcare, Inc., 1.125%, 01/15/20 (m)	18,671

		34,123

	Health Care Technology — 0.0% (g)
23,000	Allscripts Healthcare Solutions, Inc., 1.250%, 07/01/20 (m)	22,727

	Pharmaceuticals — 0.2%
502,000	Depomed, Inc., 2.500%, 09/01/21 (m)	665,464

	Total Health Care	1,494,604

	Industrials — 0.0% (g)
	Electrical Equipment — 0.0% (g)
29,000	General Cable Corp., SUB, 4.500%, 11/15/29 (m)	18,687

	Machinery — 0.0% (g)
11,000	Trinity Industries, Inc., 3.875%, 06/01/36 (m)	12,244

	Transportation Infrastructure — 0.0% (g)
13,000	Macquarie Infrastructure Corp., 2.875%, 07/15/19 (m)	14,934

	Total Industrials	45,865

	Information Technology — 1.9%
	Communications Equipment — 0.3%
346,000	Ciena Corp., 3.750%, 10/15/18 (e) (m)	410,875

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	13

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Convertible Bonds — continued
	Communications Equipment — continued
636,000	InterDigital, Inc., 1.500%, 03/01/20 (m)	734,977
15,000	Palo Alto Networks, Inc., Zero Coupon, 07/01/19 (m)	22,191
26,000	Viavi Solutions, Inc., 0.625%, 08/15/33 (m)	25,838

		1,193,881

	Internet Software & Services — 0.6%
15,000	Akamai Technologies, Inc., Zero Coupon, 02/15/19 (m)	15,769
670,000	Cornerstone OnDemand, Inc., 1.500%, 07/01/18 (m)	698,056
13,000	j2 Global, Inc., 3.250%, 06/15/29 (m)	15,730
638,000	SINA Corp., (Cayman Islands), 1.000%, 12/01/18 (m)	633,215
15,000	WebMD Health Corp., 2.500%, 01/31/18 (m)	15,516
503,000	Yahoo!, Inc., Zero Coupon, 12/01/18 (m)	508,973
23,000	Yandex N.V., (Netherlands), 1.125%, 12/15/18 (m)	22,022

		1,909,281

	IT Services — 0.2%
480,000	Unisys Corp., 5.500%, 03/01/21 (e) (m)	635,100

	Semiconductors & Semiconductor Equipment — 0.5%
624,000	Advanced Micro Devices, Inc., 2.125%, 09/01/26 (m)	703,170
	Intel Corp.,
683,000	2.950%, 12/15/35 (m)	888,327
5,000	3.250%, 08/01/39 (m)	8,572
7,000	Lam Research Corp., 1.250%, 05/15/18 (m)	11,353
37,000	Micron Technology, Inc., Series G, 3.000%, 11/15/43 (m)	32,629
2,000	Novellus Systems, Inc., 2.625%, 05/15/41 (m)	5,694
13,000	NVIDIA Corp., 1.000%, 12/01/18 (m)	45,768
29,000	ON Semiconductor Corp., Series B, 2.625%, 12/15/26 (m)	33,296
14,000	Xilinx, Inc., 2.625%, 06/15/17 (m)	24,640

		1,753,449

	Software — 0.3%
650,000	Mentor Graphics Corp., 4.000%, 04/01/31 (m)	947,375
14,000	Nuance Communications, Inc., 2.750%, 11/01/31 (m)	14,035
19,000	Red Hat, Inc., 0.250%, 10/01/19 (m)	23,524

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Software — continued
18,000	Rovi Corp., 0.500%, 03/01/20 (m)	18,079
19,000	salesforce.com, Inc., 0.250%, 04/01/18 (m)	23,382
13,000	Verint Systems, Inc., 1.500%, 06/01/21 (m)	12,252

		1,038,647

	Total Information Technology	6,530,358

	Materials — 0.3%
	Metals & Mining — 0.3%
667,000	Allegheny Technologies, Inc., 4.750%, 07/01/22 (m)	773,720
17,000	Newmont Mining Corp., Series B, 1.625%, 07/15/17 (m)	18,222
18,000	Royal Gold, Inc., 2.875%, 06/15/19 (m)	19,282
10,000	Stillwater Mining Co., 1.750%, 10/15/32 (m)	11,900

	Total Materials	823,124

	Real Estate — 0.0% (g)
	Equity Real Estate Investment Trusts (REITs) — 0.0% (g)
	Spirit Realty Capital, Inc.,
7,000	2.875%, 05/15/19 (m)	7,385
6,000	3.750%, 05/15/21 (m)	6,529

	Total Real Estate	13,914

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.5%
EUR 300,000	Telecom Italia Finance S.A., (Luxembourg), Reg. S, 6.125%, 11/15/16 (m)	336,735
EUR 1,300,000	Telefonica Participaciones SAU, (Spain), Reg. S, 4.900%, 09/25/17 (m)	1,248,691

		1,585,426

	Wireless Telecommunication Services — 0.3%
EUR 1,100,000	America Movil B.V., (Netherlands), Reg. S, 5.500%, 09/17/18 (m)	1,092,327

	Total Telecommunication Services	2,677,753

	Utilities — 0.1%
	Electric Utilities — 0.1%
JPY 30,000,000	Chugoku Electric Power Co., Inc. (The), (Japan), Reg. S, Zero Coupon, 03/25/20 (m)	288,285

	Total Convertible Bonds (Cost $13,686,119)	14,152,407

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — 2.8%
	Consumer Discretionary — 0.2%
	Hotels, Restaurants & Leisure — 0.2%
584,000	Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties, 11.000%, 10/01/21 (m)	627,800

	Consumer Staples — 0.2%
	Food Products — 0.2%
532,000	WhiteWave Foods Co. (The), 5.375%, 10/01/22 (m)	598,500

	Energy — 0.5%
	Energy Equipment & Services — 0.1%
	Paragon Offshore plc, (United Kingdom),
1,706,000	6.750%, 07/15/22 (d) (e) (m)	341,200
215,000	7.250%, 08/15/24 (d) (e) (m)	43,000

		384,200

	Oil, Gas & Consumable Fuels — 0.4%
204,000	Calumet Specialty Products Partners LP/Calumet Finance Corp., 6.500%, 04/15/21 (m)	162,180
	Linn Energy LLC/Linn Energy Finance Corp.,
605,000	7.750%, 02/01/21 (d) (m)	189,062
1,695,000	8.625%, 04/15/20 (d) (m)	533,925
560,000	Peabody Energy Corp., 10.000%, 03/15/22 (d) (e) (m)	404,600

		1,289,767

	Total Energy	1,673,967

	Health Care — 0.0% (g)
	Pharmaceuticals — 0.0% (g)
178,000	Valeant Pharmaceuticals International, Inc., (Canada), 6.125%, 04/15/25 (e) (m)	137,060

	Industrials — 0.3%
	Professional Services — 0.3%
1,137,000	Corporate Risk Holdings LLC, 9.500%, 07/01/19 (e) (m)	1,168,267

	Information Technology — 0.3%
	Communications Equipment — 0.3%
1,184,000	Avaya, Inc., 7.000%, 04/01/19 (e) (m)	962,000

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.4%
378,000	Intelsat Jackson Holdings S.A., (Luxembourg), 7.250%, 04/01/19 (m)	301,455
	Intelsat Luxembourg S.A., (Luxembourg),
932,000	6.750%, 06/01/18 (m)	638,420

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Diversified Telecommunication Services — continued
772,000	7.750%, 06/01/21 (m)	250,900

	Total Telecommunication Services	1,190,775

	Utilities — 0.9%
	Electric Utilities — 0.6%
1,554,000	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.250%, 12/01/18 (d) (e) (m)	1,497,668
434,000	Terraform Global Operating LLC, 13.750%, 08/15/22 (e) (m)	451,360

		1,949,028

	Independent Power & Renewable Electricity Producers — 0.3%
221,000	GenOn Americas Generation LLC, 9.125%, 05/01/31 (m)	185,640
	GenOn Energy, Inc.,
221,000	9.500%, 10/15/18 (m)	177,353
831,000	9.875%, 10/15/20 (m)	621,172

		984,165

	Total Utilities	2,933,193

	Total Corporate Bonds (Cost $8,613,101)	9,291,562

NUMBER OF WARRANTS
Warrants — 2.3%
	Consumer Discretionary — 0.2%
	Distributors — 0.0% (g)
18,750	KBS Fashion Group Ltd., (China), expiring 01/22/18 (Strike Price $11.50) (a) (m)	376

	Hotels, Restaurants & Leisure — 0.2%
140,407	Del Taco Restaurants, Inc., expiring 06/30/20 (Strike Price $11.50) (a) (m)	659,913

	Media — 0.0% (g)
85,548	Hemisphere Media Group, Inc., expiring 04/04/18 (Strike Price $12.00) (a) (m)	34,219

	Total Consumer Discretionary	694,508

	Energy — 0.0% (g)
	Oil, Gas & Consumable Fuels — 0.0% (g)
10,344	Centennial Resource Development, Inc., expiring 10/11/21 (Strike Price $11.50) (a) (m)	48,617

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	15

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Warrants — continued
	Oil, Gas & Consumable Fuels — continued
59,703	FieldPoint Petroleum Corp., expiring 03/23/18 (Strike Price $4.00) (a) (m)	1,065
398,310	Kinder Morgan, Inc., expiring 05/25/17 (Strike Price $40.00) (a) (m)	2,390

	Total Energy	52,072

	Financials — 1.4%
	Banks — 1.2%
50,490	Associated Banc-Corp, expiring 11/21/18 (Strike Price $19.77) (a) (m)	136,323
353,401	HSBC Bank plc, (United Kingdom), expiring 01/22/18 (Strike Price $1.00) (a) (m)	1,252,924
1,605	M&T Bank Corp., expiring 12/23/18 (Strike Price $73.86) (a) (m)	76,735
31,371	PNC Financial Services Group, Inc. (The), expiring 12/31/18 (Strike Price $67.33) (a) (m)	888,740
	SunTrust Banks, Inc. ,
323	expiring 12/31/18 (Strike Price $33.70) (a) (m)	4,021
151,666	expiring 11/14/18 (Strike Price $44.15) (a) (m)	879,663
89,106	TCF Financial Corp., expiring 11/14/18 (Strike Price $16.93) (a) (m)	118,065
46,403	Valley National Bancorp, expiring 11/14/18 (Strike Price $16.11) (a) (m)	1,787
151,600	Zions Bancorporation, expiring 05/22/20 (Strike Price $35.89) (a) (m)	689,780

		4,048,038

	Consumer Finance — 0.0% (g)
113,750	China Lending Corp., (China), expiring 07/06/21 (Strike Price $12.00) (a) (m)	22,283

	Diversified Financial Services — 0.0% (g)
50,630	Arowana, Inc., (Australia), expiring 05/01/20 (Strike Price $12.50) (a) (m)	9,569
15,333	Hennessy Capital Acquisition Corp. II, expiring 09/11/20 (Strike Price $11.50) (a) (m)	3,987

		13,556

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE

	Thrifts & Mortgage Finance — 0.2%
41,957	Washington Federal, Inc., expiring 11/14/18 (Strike Price $17.57) (a) (m)	536,001

	Total Financials	4,619,878

	Health Care — 0.1%
	Biotechnology — 0.0% (g)
136,928	BioTime, Inc., expiring 10/01/18 (Strike Price $5.00) (a) (m)	78,049
23,538	Cellectar Biosciences, Inc., expiring 04/08/21 (Strike Price $3.04) (a) (m)	10,427
9,164	ContraFect Corp., expiring 01/31/17 (Strike Price $4.80) (a) (m)	636

		89,112

	Health Care Equipment & Supplies — 0.0% (g)
21,098	DarioHealth Corp., (Israel), expiring 03/08/21 (Strike Price $5.63) (a) (m)	17,512

	Pharmaceuticals — 0.1%
62,237	EyeGate Pharmaceuticals, Inc., expiring 07/31/20 (Strike Price $10.62) (a) (m)	30,496
30,335	Kitov Pharmaceuticals Holdings Ltd., (Israel), expiring 11/20/20 (Strike Price $4.13) (a) (m)	47,019
110,281	Oculus Innovative Sciences, Inc., expiring 01/21/20 (Strike Price $1.00) (a) (m)	26,214

		103,729

	Total Health Care	210,353

	Industrials — 0.1%
	Aerospace & Defense — 0.0% (g)
14,552	Tempus Applied Solutions Holdings, Inc., expiring 07/31/20 (Strike Price $11.50) (a) (m)	80

	Machinery — 0.1%
231,925	Blue Bird Corp., expiring 02/24/20 (Strike Price $11.50) (a) (m)	429,061

	Trading Companies & Distributors — 0.0% (g)
21,805	Nexeo Solutions, Inc., expiring 06/09/21 (Strike Price $11.50) (a) (m)	11,121

	Total Industrials	440,262

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Warrants — continued
	Information Technology — 0.0% (g)
	Electronic Equipment, Instruments & Components — 0.0% (g)
70,339	Applied DNA Sciences, Inc., expiring 11/14/19 (Strike Price $3.50) (a) (m)	59,788
32,869	RMG Networks Holding Corp., expiring 04/08/18 (Strike Price $11.50) (a) (m)	362

		60,150

	Semiconductors & Semiconductor Equipment — 0.0% (g)
60,774	Sunworks, Inc., expiring 03/09/20 (Strike Price $4.15) (a) (m)	51,050

	Technology Hardware, Storage & Peripherals — 0.0% (g)
5,706	Eastman Kodak Co., expiring 09/03/18 (Strike Price $16.12) (a) (m)	14,778

	Total Information Technology	125,978

	Materials — 0.5%
	Chemicals — 0.4%
37,435	AgroFresh Solutions, Inc., expiring 02/19/19 (Strike Price $11.50) (a) (m)	22,461
5,000	Delta Technology Holdings Ltd., (China), expiring 12/18/17 (Strike Price $10.00) (a) (m)	700
63,385	Saudi Basic Industries Corp., (Curacao), expiring 03/02/17 (Strike Price $0.00) (a) (m)	1,424,758

		1,447,919

	Metals & Mining — 0.1%
18,612	Franco-Nevada Corp., (Canada), expiring 06/16/17 (Strike Price $75.00) (a) (m)	267,115
40,502	New Gold, Inc., (Canada), expiring 06/28/17 (Strike Price $15.00) (a) (m)	2,264

		269,379

	Total Materials	1,717,298

	Total Warrants (Cost $6,805,897)	7,860,349

NUMBER OF CONTRACTS
Options Purchased — 0.5%
	Call Options Purchased — 0.2%
27	Allergan plc, expiring 01/20/17 at $250.00, American Style	6,008
30	Allergan plc, expiring 05/19/17 at $250.00, American Style	20,100

NUMBER OF CONTRACTS		SECURITY DESCRIPTION	VALUE

		Call Options Purchased — continued
	130	Charter Communications, Inc., expiring 03/17/17 at $275.00, American Style	106,600
	30	Charter Communications, Inc., expiring 01/19/18 at $300.00, American Style	43,950
CHF	64	CIE Financiere Richemont S.A., expiring 03/17/17 at CHF 64.00, American Style	26,548
	335	Deutsche Bank AG, expiring 04/21/17 at $18.00, American Style	15,075
	93	Energy XXI Ltd., expiring 01/20/17 at $1.50, American Style	232
	3	Energy XXI Ltd., expiring 01/20/17 at $2.00, American Style	7
	15	Energy XXI Ltd., expiring 01/19/18 at $1.00, American Style	75
	306	Energy XXI Ltd., expiring 01/19/18 at $2.00, American Style	3,825
	50	Forestar Group, Inc., expiring 11/18/16 at $15.00, American Style	750
	155	Forestar Group, Inc., expiring 11/18/16 at $17.50, American Style	1,937
	178	Freeport-McMoran, Inc., expiring 11/18/16 at $13.00, American Style	979
	59	Freeport-McMoran, Inc., expiring 01/20/17 at $12.00, American Style	4,219
	238	Freeport-McMoran, Inc., expiring 01/20/17 at $13.00, American Style	10,115
	5	Honeywell International, Inc., expiring 11/18/16 at $120.00, American Style	7
	5	Honeywell International, Inc., expiring 12/16/16 at $120.00, American Style	33
	19	Humana, Inc., expiring 01/20/17 at $180.00, American Style	20,615
	481	iShares Edge MSCI Min Vol USA ETF, expiring 03/17/17 at $48.00, American Style	16,835
	547	Johnson Controls International plc, expiring 01/20/17 at $46.00, American Style	66,187
	641	Kinross Gold Corp., expiring 01/20/17 at $7.00, American Style	1,602
	250	LendingClub Corp., expiring 01/20/17 at $5.50, American Style	9,375
	902	Linn Energy LLC/Linn Energy Finance Corp., expiring 01/20/17 at $4.00, American Style	6,765
	188	Linn Energy LLC/Linn Energy Finance Corp., expiring 01/19/18 at $3.00, American Style	2,350
	67	McDermott International, Inc., expiring 11/18/16 at $6.00, American Style	335

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	17

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

NUMBER OF CONTRACTS		SECURITY DESCRIPTION	VALUE
Long Positions — continued
Options Purchased — continued
		Call Options Purchased — continued
	20	McDermott International, Inc., expiring 01/20/17 at $6.00, American Style	400
	5	McDermott International, Inc., expiring 01/20/17 at $7.00, American Style	50
	144	Monsanto Co., expiring 01/20/17 at $115.00, American Style	2,232
	79	Netflix, Inc., expiring 12/16/16 at $130.00, American Style	27,848
	439	PowerShares DB U.S. Dollar Index Bullish Fund, expiring 01/20/17 at $23.00, American Style	107,555
	700	PowerShares DB U.S. Dollar Index Bullish Fund, expiring 01/20/17 at $26.00, American Style	11,200
	370	PowerShares DB U.S. Dollar Index Bullish Fund, expiring 03/17/17 at $26.00, American Style	9,990
	308	PowerShares DB U.S. Dollar Index Bullish Fund, expiring 06/16/17 at $26.00, American Style	13,552
	818	SPDR Euro STOXX 50 ETF, expiring 01/20/17 at $35.00, American Style	12,270
	420	SPDR Euro STOXX 50 ETF, expiring 01/19/18 at $32.00, American Style	102,900
	163	Williams Cos., Inc. (The), expiring 01/20/17 at $32.00, American Style	13,285

		Total Call Options Purchased	665,806

		Put Options Purchased — 0.3%
	164	Alibaba Group Holding Ltd., expiring 01/20/17 at $105.00, American Style	125,050
	28	BioTime, Inc., expiring 03/17/17 at $3.00, American Style	910
	58	Bunge Ltd., expiring 01/20/17 at $35.00, American Style	725
EUR	11	CAC 40 Index, expiring 12/16/16 at EUR 4,200.00, European Style	5,133
EUR	30	DAX Index, expiring 12/16/16 at EUR 10,000.00, European Style	16,302
	149	DISH Network Corp., expiring 03/17/17 at $30.00, American Style	2,235
EUR	90	Euro STOXX 50 Index, expiring 12/16/16 at EUR 2,850.00, European Style	30,211
	38	Fiat Chrysler Automobiles N.V., expiring 11/18/16 at $5.00, American Style	190
	165	Industrial Select Sector SPDR Fund, expiring 12/16/16 at $55.00, American Style	11,798

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE

	Put Options Purchased — continued
429	iShares iBoxx $ High Yield Corporate Bond ETF, expiring 12/16/16 at $85.00, American Style	44,187
144	iShares MSCI Brazil Capped ETF, expiring 01/20/17 at $23.00, American Style	648
90	iShares MSCI Emerging Markets ETF, expiring 12/16/16 at $35.00, American Style	4,050
120	Liberty Global plc, expiring 04/21/17 at $30.00, American Style	22,500
591	PowerShares DB U.S. Dollar Index Bullish Fund, expiring 01/20/17 at $22.00, American Style	1,478
517	PowerShares DB U.S. Dollar Index Bullish Fund, expiring 01/20/17 at $25.00, American Style	9,306
30	S&P 500 Index, expiring 11/18/16 at $2,000.00, European Style	18,300
62	S&P 500 Index, expiring 12/16/16 at $2,100.00, European Style	229,710
420	SPDR Euro STOXX 50 ETF, expiring 01/19/18 at $31.00, American Style	107,100
EUR 40	SPDR Euro STOXX ETF, expiring 12/16/16 at EUR250.00, European Style	11,755
340	SPDR S&P Oil & Gas Exploration & Production ETF, expiring 12/16/16 at $35.00, American Style	56,780
81	SPDR S&P500 ETF Trust, expiring 12/30/16 at $180.00, American Style	4,293
339	SunPower Corporation, expiring 03/17/17 at $7.00, American Style	41,019
298	Technology Select Sector SPDR Fund, expiring 12/16/16 at $46.00, American Style	19,370
EUR 549	ThyssenKrupp AG, expiring 11/18/16 at EUR20.00, American Style	15,567
EUR 291	ThyssenKrupp AG, expiring 12/16/16 at EUR20.00, American Style	19,975
158	Valeant Pharmaceuticals International, Inc., expiring 01/19/18 at $10.00, American Style	31,995
77	Vanguard REIT ETF, expiring 01/20/17 at $70.00, American Style	4,427
540	Vipshop Holdings Ltd., expiring 01/20/17 at $6.00, American Style	4,050
EUR 144	Vivendi Shareholders Committee, expiring 11/18/16 at EUR16.50, American Style	615

	Total Put Options Purchased	839,679

	Total Options Purchased (Cost $2,369,895)	1,505,485

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Short-Term Investments — 11.2%
	Investment Companies — 11.2%
6,191,242	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.660% (b) (l) ^^	6,192,480
31,776,774	JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class Shares, 0.210% (b) (l) ^^	31,776,774

	Total Short-Term Investments (Cost $37,968,016)	37,969,254

	Total Investments, Before Short Positions — 73.7% (Cost $241,208,637)	248,990,713
	Other Assets in Excess of Liabilities — 26.3%	89,033,002

	NET ASSETS — 100.0%	$338,023,715

Short Positions — 29.8%
Common Stocks — 19.6%
	Consumer Discretionary — 5.0%
	Auto Components — 0.2%
4,779	Delphi Automotive plc, (United Kingdom)	310,970
4,100	Goodyear Tire & Rubber Co. (The)	119,023
971	Lear Corp.	119,219
1,198	Magna International, Inc., (Canada)	49,178

		598,390

	Automobiles — 0.4%
4,055	Bayerische Motoren Werke AG, (Germany)	353,781
42,353	Ford Motor Co.	497,224
8,100	Harley-Davidson, Inc.	461,862

		1,312,867

	Hotels, Restaurants & Leisure — 1.2%
5,646	Carnival Corp.	277,219
979	Chipotle Mexican Grill, Inc. (a)	353,184
2,910	Choice Hotels International, Inc.	140,989
4,179	Darden Restaurants, Inc.	270,757
90,344	Del Taco Restaurants, Inc. (a)	1,211,513
9,120	Marriott International, Inc., Class A	626,544
4,431	McDonald’s Corp.	498,798
9,442	Starbucks Corp.	501,087
2,200	Wynn Resorts Ltd.	208,010

		4,088,101

	Household Durables — 0.4%
7,319	Lennar Corp., Class A	305,129
8,150	Newell Brands, Inc.	391,363

SHARES	SECURITY DESCRIPTION	VALUE

	Household Durables — continued
40,226	William Lyon Homes, Class A (a)	718,436

		1,414,928

	Internet & Direct Marketing Retail — 0.4%
21,062	JD.com, Inc., (China), ADR (a)	546,559
7,881	Netflix, Inc. (a)	984,100

		1,530,659

	Leisure Products — 0.3%
12,450	Brunswick Corp.	541,575
8,736	Polaris Industries, Inc.	669,265

		1,210,840

	Media — 1.0%
1,395	CBS Corp. (Non-Voting), Class B	78,985
10,315	DISH Network Corp., Class A (a)	604,046
12,348	Hemisphere Media Group, Inc. (a)	144,472
4,257	Liberty Broadband Corp., Class C (a)	283,729
3,257	Liberty Media Corp.-Liberty Braves, Class C (a)	54,294
5,425	Liberty Media Corp.-Liberty SiriusXM, Class C (a)	180,056
6,084	Omnicom Group, Inc.	485,625
5,679	Regal Entertainment Group, Class A	122,155
8,700	Scripps Networks Interactive, Inc., Class A	559,932
3,553	Viacom, Inc., Class A	150,292
7,098	Walt Disney Co. (The)	657,914

		3,321,500

	Specialty Retail — 0.1%
2,131	Tiffany & Co.	156,458
1,277	Tractor Supply Co.	79,978

		236,436

	Textiles, Apparel & Luxury Goods — 1.0%
8,228	Cie Financiere Richemont S.A., (Switzerland)	528,361
5,592	Cie Financiere Richemont S.A., (Switzerland)	359,509
9,456	Cie Financiere Richemont S.A., (Switzerland), ADR	60,282
683	LVMH Moet Hennessy Louis Vuitton SE, (France)	124,348
3,410	Swatch Group AG (The), (Switzerland)	1,025,581
32,394	Under Armour, Inc., Class A (a)	1,007,453
3,750	VF Corp.	203,288

		3,308,822

	Total Consumer Discretionary	17,022,543

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	19

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Short Positions — continued
Common Stocks — continued
	Consumer Staples — 1.0%
	Beverages — 0.1%
2,542	Brown-Forman Corp., Class B	117,364
3,655	Heineken Holding N.V., (Netherlands)	281,222

		398,586

	Food & Staples Retailing — 0.4%
7,800	Kroger Co. (The)	241,644
3,800	Walgreens Boots Alliance, Inc.	314,374
5,509	Whole Foods Market, Inc.	155,849
28,358	Woolworths Ltd., (Australia)	508,919

		1,220,786

	Food Products — 0.0% (g)
1,835	TreeHouse Foods, Inc. (a)	160,526

	Household Products — 0.4%
8,150	Energizer Holdings, Inc.	379,057
11,310	Procter & Gamble Co. (The)	981,708

		1,360,765

	Tobacco — 0.1%
2,830	British American Tobacco plc, (United Kingdom), ADR	325,139

	Total Consumer Staples	3,465,802

	Energy — 1.1%
	Oil, Gas & Consumable Fuels — 1.1%
2,437	Centennial Resource Development, Inc., Class A (a)	36,190
79,874	Chesapeake Energy Corp. (a)	440,106
30,655	Enbridge, Inc., (Canada)	1,323,376
168,387	JX Holdings, Inc., (Japan)	665,324
3,817	Royal Dutch Shell plc, (Netherlands), Class B, ADR	199,667
58,173	Southwestern Energy Co. (a)	604,417
25,084	Whiting Petroleum Corp. (a)	206,692
9,937	WPX Energy, Inc. (a)	107,916

	Total Energy	3,583,688

	Financials — 3.4%
	Banks — 2.8%
20,107	Associated Banc-Corp.	408,172
4,200	Bank of Nova Scotia (The), (Canada)	225,792
43,320	Huntington Bancshares, Inc.	459,192
426	M&T Bank Corp.	52,283
22,084	PNC Financial Services Group, Inc. (The)	2,111,231
4,650	Royal Bank of Canada, (Canada)	290,532
5,024	Societe Generale S.A., (France)	195,974

SHARES	SECURITY DESCRIPTION	VALUE

	Banks — continued
62,466	SunTrust Banks, Inc.	2,825,337
28,880	TCF Financial Corp.	412,984
76,078	Zions Bancorporation	2,450,472

		9,431,969

	Capital Markets — 0.0% (g)
4,183	Deutsche Bank AG, (Germany) (a)	60,193

	Diversified Financial Services — 0.0% (g)
1,239	Industrivarden AB, (Sweden), Class A	23,522

	Insurance — 0.4%
63,168	Crawford & Co., Class B	710,640
16,030	First American Financial Corp.	626,132

		1,336,772

	Thrifts & Mortgage Finance — 0.2%
28,864	Washington Federal, Inc.	786,544

	Total Financials	11,639,000

	Health Care — 0.8%
	Biotechnology — 0.1%
53,305	BioTime, Inc. (a)	171,642
40,110	ImmunoGen, Inc. (a)	73,000

		244,642

	Health Care Equipment & Supplies — 0.4%
16,738	Abbott Laboratories	656,799
1,896	Becton Dickinson and Co.	318,357
16,683	Wright Medical Group N.V., (Netherlands) (a)	365,525

		1,340,681

	Health Care Providers & Services — 0.1%
2,151	Aetna, Inc.	230,910
2,331	HealthSouth Corp.	93,590

		324,500

	Pharmaceuticals — 0.2%
1,764	Allergan plc, (Ireland) (a)	368,570
20,881	Depomed, Inc. (a)	466,899

		835,469

	Total Health Care	2,745,292

	Industrials — 1.9%
	Aerospace & Defense — 0.1%
1,610	Boeing Co. (The)	229,312
1,440	Spirit AeroSystems Holdings, Inc., Class A (a)	72,519

		301,831

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE
Short Positions — continued
Common Stocks — continued
	Airlines — 0.1%
7,400	American Airlines Group, Inc.	300,440

	Construction & Engineering — 0.1%
4,400	Dycom Industries, Inc. (a)	338,492

	Industrial Conglomerates — 0.1%
508	3M Co.	83,972
542	Roper Technologies, Inc.	93,934

		177,906

	Machinery — 1.3%
6,200	AGCO Corp.	316,696
71,223	Blue Bird Corp. (a)	1,050,539
1,268	Caterpillar, Inc.	105,827
13,757	Deere & Co.	1,214,743
2,642	Donaldson Co., Inc.	96,486
6,380	Illinois Tool Works, Inc.	724,577
2,390	Snap-on, Inc.	368,299
57,808	Volvo AB, (Sweden), Class B	620,043

		4,497,210

	Professional Services — 0.0% (g)
7,292	RELX plc, (United Kingdom), ADR	132,277

	Trading Companies & Distributors — 0.2%
4,078	Fastenal Co.	158,960
6,452	Nexeo Solutions, Inc. (a)	48,519
1,485	W.W. Grainger, Inc.	309,058

		516,537

	Total Industrials	6,264,693

	Information Technology — 3.7%
	Communications Equipment — 0.2%
4,232	ARRIS International plc (a)	117,565
10,315	Ciena Corp. (a)	199,905
6,144	InterDigital, Inc.	434,073

		751,543

	Internet Software & Services — 2.7%
79,881	Alibaba Group Holding Ltd., (China), ADR (a) (m)	8,123,099
4,851	Cornerstone OnDemand, Inc. (a)	200,346
1,310	LogMeIn, Inc.	124,450
1,296	SINA Corp., (China) (a)	93,494
1,010	Tencent Holdings Ltd., (China), ADR	26,795
12,068	Zillow Group, Inc., Class C (a)	402,589

		8,970,773

SHARES	SECURITY DESCRIPTION	VALUE

	IT Services — 0.1%
40,900	Unisys Corp. (a)	427,405

	Semiconductors & Semiconductor Equipment — 0.3%
58,498	Advanced Micro Devices, Inc. (a)	422,940
14,934	Intel Corp.	520,749
4,930	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	153,323

		1,097,012

	Software — 0.4%
30,651	Mentor Graphics Corp.	885,814
8,676	Oracle Corp.	333,332
1,680	Paycom Software, Inc. (a)	86,906

		1,306,052

	Total Information Technology	12,552,785

	Materials — 0.7%
	Chemicals — 0.2%
4,464	AgroFresh Solutions, Inc. (a)	20,981
8,100	H.B. Fuller Co.	340,767
22,768	Rayonier Advanced Materials, Inc.	294,390

		656,138

	Metals & Mining — 0.5%
33,387	Allegheny Technologies, Inc.	455,399
11,823	Franco-Nevada Corp., (Canada)	773,832
2,220	Fresnillo plc, (Mexico)	44,664
46,440	Vale S.A., (Brazil), ADR (a)	299,074

		1,572,969

	Total Materials	2,229,107

	Real Estate — 0.4%
	Equity Real Estate Investment Trusts (REITs) — 0.4%
2,326	Lamar Advertising Co., Class A	147,585
16,298	Omega Healthcare Investors, Inc.	518,765
10,410	Ventas, Inc.	705,278

	Total Real Estate	1,371,628

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.2%
14,917	AT&T, Inc.	548,796
16,556	CenturyLink, Inc.	440,059
238,400	Koninklijke KPN N.V., (Netherlands)	777,363
290,902	Telecom Italia S.p.A., (Italy) (a)	252,879
95,204	Telefonica S.A., (Spain)	967,330
611	Telefonica S.A., (Spain), ADR	6,196

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	21

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Short Positions — continued
Common Stocks — continued
	Diversified Telecommunication Services — continued
23,513	Verizon Communications, Inc.	1,130,975

	Total Telecommunication Services	4,123,598

	Utilities — 0.4%
	Electric Utilities — 0.1%
5,760	Chugoku Electric Power Co., Inc. (The), (Japan)	67,400
6,601	Great Plains Energy, Inc.	187,733

		255,133

	Independent Power & Renewable Electricity Producers — 0.0% (g)
8,428	NRG Yield, Inc., Class C	129,791

	Multi-Utilities — 0.3%
7,383	Consolidated Edison, Inc.	557,786
2,216	Dominion Resources, Inc.	166,643
3,100	SCANA Corp.	227,416

		951,845

	Total Utilities	1,336,769

	Total Common Stocks (Proceeds $65,683,337)	66,334,905

Exchange-Traded Funds — 9.9%
	Fixed Income — 0.6%
75,883	PowerShares DB U.S. Dollar Index Bullish Fund (a)	1,928,946

	International Equity — 0.4%
1,900	Direxion Daily Emerging Markets Bear 3X Shares (a)	43,453
4,108	iShares China Large-Cap ETF	151,421
3,928	iShares Edge MSCI Min Vol USA ETF	173,539
8,600	iShares MSCI Emerging Markets ETF	319,404
23,877	SPDR Euro STOXX 50 ETF	777,674

	Total International Equity	1,465,491

	U.S. Equity — 8.9%
1,800	Direxion Daily Financial Bear 3X Shares (a)	56,412
3,800	Direxion Daily Financial Bull 3X Shares (a)	111,568
13,950	Direxion Daily Gold Miners Index Bull 3X Shares (a)	196,137
6,980	Financial Select Sector SPDR Fund	137,785
24,936	iShares Russell 2000 ETF	2,954,916
9,125	Real Estate Select Sector SPDR Fund (a)	282,426
111,466	SPDR S&P 500 ETF Trust	23,692,098
6,703	SPDR S&P MidCap 400 ETF Trust	1,841,783

SHARES	SECURITY DESCRIPTION	VALUE

	U.S. Equity — continued
18,255	SPDR S&P Retail ETF	770,909

	Total U.S. Equity	30,044,034

	Total Exchange-Traded Funds (Proceeds $33,810,861)	33,438,471

Preferred Stocks — 0.2%
	Consumer Discretionary — 0.2%
	Automobiles — 0.2%
3,891	Volkswagen AG, (Germany)	536,474

	Financials — 0.0% (g)
	Banks — 0.0% (g)
1,700	Citigroup, Inc., Series J, VAR, 7.125%, 09/30/23 ($25 par value)	48,484

	Total Preferred Stocks (Proceeds $567,915)	584,958

PRINCIPAL AMOUNT
Convertible Bonds — 0.1%
	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
308,000	Whiting Petroleum Corp., 1.250%, 04/01/20 (Proceeds $234,758)	261,415

Corporate Bonds — 0.0% (g)
	Materials — 0.0% (g)
	Metals & Mining — 0.0% (g)
260,000	Allegheny Technologies, Inc., 7.875%, 08/15/23 (Proceeds $213,905)	250,900

	Total Securities Sold Short (Proceeds $100,510,776)	100,870,649

Percentages indicated are based on net assets.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
23	CAC 40 Index^	11/18/16	EUR	1,137,654	(6,384)
31	Natural Gas Futures^	11/28/16	USD	938,060	(79,924)
17	Hang Seng Index^	11/29/16	HKD	2,504,764	(73,647)
7	Brent Crude Oil Futures^	11/30/16	USD	340,270	(34,870)
8	Gasoline RBOB Futures^	11/30/16	USD	476,952	(16,695)
19	LME Zinc Futures^	12/06/16	USD	1,167,550	78,922
31	Euro Bund^	12/08/16	EUR	5,518,686	(58,205)
10	10 Year Mini Japanese Government Bond^	12/12/16	JPY	1,446,458	(856)
6	Low Sulphur Gas Oil Futures^	12/12/16	USD	264,750	(15,858)
1	10 Year Mini Japanese Government Bond^	12/13/16	JPY	1,446,648	280
19	Cocoa Futures^	12/13/16	GBP	526,051	(18,918)
10	10 Year Australian Government Bond	12/15/16	AUD	1,008,859	(21,081)
3	DAX Index^	12/16/16	EUR	880,116	(181)
17	E-mini Russell 2000^	12/16/16	USD	2,025,210	(80,202)
29	FTSE 100 Index^	12/16/16	GBP	2,454,592	(11,762)
38	NASDAQ 100 E-Mini^	12/16/16	USD	3,645,530	(45,275)
15	10 Year Canadian Government Bond^	12/19/16	CAD	1,617,311	(14,047)
13	LME Copper Futures^	12/19/16	USD	1,575,925	7,176
27	LME Primary Aluminum Futures^	12/19/16	USD	1,170,113	33,767
9	10 Year U.S. Treasury Note	12/20/16	USD	1,166,625	(13,894)
17	U.S. Treasury Long Bond^	12/20/16	USD	2,766,219	(85,431)
18	Sugar No. 11 (World) Futures^	02/28/17	USD	434,851	18,343
6	Cotton No. 2 Futures^	03/09/17	USD	208,110	(1,016)
8	Coffee ‘C’ Futures^	03/21/17	USD	502,650	(2,046)
212	3-Month Euro Euribor^	12/18/17	EUR	58,337,837	(27,740)
9	90 Day Sterling^	12/20/17	GBP	1,370,253	(3,028)
	Short Futures Outstanding
(4)	WTI Crude Oil Futures^	11/21/16	USD	(187,440)	16,492
(5)	LME Zinc Futures^	12/06/16	USD	(307,250)	(15,777)
(5)	Euro Bund	12/08/16	EUR	(890,111)	13,863
(4)	TOPIX Index^	12/08/16	JPY	(530,728)	(27,471)
(1)	10 Year Mini Japanese Government Bond	12/12/16	JPY	(144,646)	94
(30)	Corn Futures^	12/14/16	USD	(532,125)	(32,129)
(17)	Hard Red Winter Wheat Futures^	12/14/16	USD	(352,537)	38,605
(10)	Soybean Meal Futures^	12/14/16	USD	(316,100)	(12,006)
(2)	Soybean Oil Futures^	12/14/16	USD	(42,204)	(1,361)
(15)	Wheat Futures^	12/14/16	USD	(312,188)	48,286
(14)	10 Year Australian Government Bond^	12/15/16	AUD	(1,412,402)	1,501
(15)	DJIA Mini E-CBOT^	12/16/16	USD	(1,354,650)	5,873
(5)	E-mini S&P 500	12/16/16	USD	(530,025)	13,040
(14)	E-mini S&P 500^	12/16/16	USD	(1,484,070)	12,054
(1)	Euro STOXX 50 Index	12/16/16	EUR	(33,528)	249
(2)	Euro STOXX 50 Index^	12/16/16	EUR	(67,057)	(2,466)
(8)	10 Year Canadian Government Bond	12/19/16	CAD	(862,566)	12,384

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	23

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
(27)	LME Copper Futures^	12/19/16	USD	(3,273,075)	(115,703)
(7)	LME Primary Aluminum Futures^	12/19/16	USD	(303,363)	(14,282)
(15)	Gold 100 OZ Futures^	12/28/16	USD	(1,909,650)	(12,721)
(10)	Long Gilt^	12/28/16	GBP	(1,534,162)	27
(1)	Silver Futures^	12/28/16	USD	(88,980)	(682)
(2)	Soybean Futures^	03/14/17	USD	(101,850)	(2,455)
(251)	90 Day Eurodollar^	12/18/17	USD	(62,034,650)	(6,492)

					(553,649)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
51,132	AUD	Standard Chartered Bank	11/22/16	38,862	38,876	14
492,650	AUD	State Street Corp.	11/22/16	371,205	374,561	3,356
5,815,000	AUD	Morgan Stanley^	12/23/16	4,407,920	4,417,648	9,728
277,067	BRL	Merrill Lynch International†	11/22/16	85,499	86,259	760
1,797	CAD	Royal Bank of Canada	11/22/16	1,357	1,340	(17)
26,787	CAD	Standard Chartered Bank	11/22/16	20,240	19,974	(266)
2,354,000	CAD	Morgan Stanley^	12/23/16	1,791,241	1,755,726	(35,515)
191,301	CHF	Royal Bank of Canada	11/22/16	192,866	193,515	649
1,021,144	CHF	Morgan Stanley	12/21/16	1,054,924	1,034,955	(19,969)
1,305,000	CHF	Morgan Stanley^	12/23/16	1,340,317	1,322,848	(17,469)
24,421,382	CNH	Morgan Stanley†	01/26/17	3,631,680	3,578,421	(53,259)
251,757,548	COP	Merrill Lynch International†	11/22/16	85,458	83,452	(2,006)
416,702	CZK	Citibank, N.A.	11/22/16	16,825	16,938	113
104,204	EUR	Citibank, N.A.	11/22/16	115,009	114,481	(528)
82,967	EUR	Morgan Stanley	12/21/16	91,286	91,286	— (h)
5,073,000	EUR	Morgan Stanley^	12/23/16	5,698,051	5,582,339	(115,712)
355,000	EUR	Morgan Stanley	12/30/16	391,373	390,801	(572)
54,797	GBP	Royal Bank of Canada	11/22/16	67,095	67,097	2
1,777,000	GBP	Morgan Stanley^	12/23/16	2,232,401	2,177,830	(54,571)
5,260,061	HUF	Citibank, N.A.	11/22/16	18,596	18,703	107
71,708	ILS	Deutsche Bank AG	11/22/16	18,596	18,700	104
5,241,538	JPY	Royal Bank of Canada	11/22/16	50,474	50,014	(460)
630,676,000	JPY	Morgan Stanley^	12/22/16	6,181,203	6,026,894	(154,309)
5,013,000	MXN	Morgan Stanley^	12/23/16	262,506	263,708	1,202
1,809,631	NOK	Citibank, N.A.	11/22/16	220,176	219,027	(1,149)
1,025,360	NZD	Standard Chartered Bank	11/22/16	723,484	732,631	9,147
3,551,000	NZD	Morgan Stanley^	12/23/16	2,574,565	2,534,395	(40,170)
69,532	RON	Deutsche Bank AG	11/22/16	16,825	16,945	120
5,598,452	RUB	Merrill Lynch International†	11/22/16	87,697	87,857	160
598,457	SEK	Deutsche Bank AG	11/22/16	67,299	66,318	(981)
253,112	TRY	Standard Chartered Bank	11/22/16	81,027	81,455	428

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
644,840	TWD	Goldman Sachs International†	11/22/16	20,367	20,440	73
1,188,495	ZAR	Goldman Sachs International	11/22/16	82,281	87,795	5,514
				32,038,705	31,573,229	(465,476)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
133,992	AUD	Australia and New Zealand Banking Group Limited	11/22/16	102,140	101,873	267
125,094	AUD	State Street Corp.	11/22/16	94,257	95,109	(852)
1,789,000	AUD	Morgan Stanley^	12/23/16	1,337,703	1,359,102	(21,399)
70,200	BRL	Goldman Sachs International†	11/22/16	22,138	21,855	283
332,561	CAD	Royal Bank of Canada	11/22/16	251,051	247,971	3,080
8,919,000	CAD	Morgan Stanley^	12/23/16	6,771,017	6,652,228	118,789
2,476,514	CHF	Deutsche Bank AG	11/14/16	2,513,847	2,504,136	9,711
822,139	CHF	Citibank, N.A.	11/22/16	833,481	831,652	1,829
1,928,264	CHF	Morgan Stanley	12/21/16	1,977,134	1,954,345	22,789
4,758,000	CHF	Morgan Stanley^	12/23/16	4,907,983	4,823,069	84,914
33,424,484	CNH	Morgan Stanley	01/26/17	4,956,655	4,897,627	59,028
57,313,102	COP	Goldman Sachs International†	11/22/16	19,481	18,998	483
2,042,538	CZK	Standard Chartered Bank	11/22/16	83,421	83,024	397
3,084,035	EUR	Deutsche Bank AG	11/14/16	3,409,567	3,387,093	22,474
73,474	EUR	Citibank, N.A.	11/22/16	81,092	80,720	372
70,670	EUR	Royal Bank of Canada	11/22/16	77,957	77,638	319
1,288,449	EUR	Morgan Stanley	12/21/16	1,441,556	1,417,647	23,909
11,708,000	EUR	Morgan Stanley^	12/23/16	12,948,177	12,883,504	64,673
2,672,000	GBP	Deutsche Bank AG	11/14/16	3,267,338	3,271,272	(3,934)
208,267	GBP	Citibank, N.A.	11/22/16	253,974	255,017	(1,043)
5,028,000	GBP	Morgan Stanley^	12/23/16	6,539,513	6,162,145	377,368
91,000	GBP	Morgan Stanley	12/30/16	113,393	111,553	1,840
23,853,775	HUF	Standard Chartered Bank	11/22/16	85,751	84,814	937
324,602	ILS	Citibank, N.A.	11/22/16	85,648	84,651	997
22,521,603	JPY	Citibank, N.A.	11/22/16	217,301	214,898	2,403
243,630,000	JPY	Morgan Stanley^	12/22/16	2,363,542	2,328,186	35,356
43,289,000	JPY	Morgan Stanley	12/30/16	428,948	413,876	15,072
31,833,000	MXN	Morgan Stanley^	12/23/16	1,642,109	1,674,567	(32,458)
401,259	NOK	Deutsche Bank AG	11/22/16	48,703	48,566	137
246,147	NZD	Credit Suisse International	11/22/16	176,109	175,874	235
372,000	NZD	Morgan Stanley^	12/23/16	266,720	265,500	1,220
342,806	RON	Goldman Sachs International	11/22/16	83,903	83,540	363
1,496,651	RUB	Goldman Sachs International†	11/22/16	23,909	23,487	422
5,700,000	SEK	Deutsche Bank AG	11/14/16	647,310	631,415	15,895
2,745,567	SEK	Citibank, N.A.	11/22/16	311,317	304,248	7,069
52,034	TRY	Merrill Lynch International	11/22/16	16,825	16,745	80

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	25

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
2,722,611	TWD	Standard Chartered Bank†	11/22/16	85,627	86,299	(672)
73,125,000	TWD	Morgan Stanley†	12/15/16	2,287,323	2,317,843	(30,520)
272,744	ZAR	State Street Corp.	11/22/16	19,481	20,148	(667)
				60,793,401	60,012,235	781,166

OPTIONS WRITTEN

Call Options Written
DESCRIPTION		EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE		PREMIUMS RECEIVED
Alibaba Group Holding Ltd., American Style		110.00	01/20/17	127	(34,608)		91,614
BioTime, Inc., American Style		3.00	03/17/17	13	(780)		840
BioTime, Inc., American Style		4.00	03/17/17	16	(320)		592
Centennial Resource Development, Inc., American Style		15.00	04/21/17	5	(963)		868
Honeywell International, Inc., American Style		120.00	12/16/16	100	(45)		863
M&T Bank Corp., American Style		90.00	01/20/17	10	(32,700)		29,003
PNC Financial Services Group, Inc., American Style		95.00	11/18/16	100	(20,450)		6,270
ThyssenKrupp AG, American Style	EUR	28.00	03/17/17	161	(2,538)	EUR	3,577
VMware, Inc., American Style		77.50	01/20/17	53	(18,020)		17,391
Wells Fargo & Co., American Style		50.00	01/20/17	11	(325)		402

					(110,749)

Put Options Written
DESCRIPTION		EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE		PREMIUMS RECEIVED
Centennial Resource Development, Inc., American Style		12.50	04/21/17	5	(513)		543
DAX Index, European Style	EUR	9,500.00	12/16/16	30	(7,442)	EUR	12,132
EURO STOXX 50 ETF, European Style	EUR	2,650.00	12/16/16	90	(10,554)	EUR	18,356
Industrial Select Sector SPDR Fund, American Style		51.00	12/16/16	89	(2,046)		5,469
S&P 500 Index, European Style		2,000.00	12/16/16	62	(99,510)		121,393
SPDR S&P Oil & Gas Exploration & Production ETF, American Style		31.00	12/16/16	172	(8,428)		7,783
Vonovia SE, American Style	EUR	32.00	03/17/17	40	(7,365)	EUR	4,771
Vonovia SE, American Style	EUR	33.00	03/17/17	40	(9,770)	EUR	6,402

					(145,628)

Centrally Cleared Credit Default Swaps — Buy Protection [1]

Credit Index:

REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF OCTOBER 31, 2016 [2]		NOTIONAL AMOUNT [3]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [4]
iTraxx Europe Crossover 24.3	5.000% Quaterly	12/20/20	3.347%	EUR	196,000	(18,317)	14,125

[1]

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

[2]

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swap on credit index are linked to the weighted average spread across the underlying reference obligations included in a particular index.

[3]	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
[4]

Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Total Return Swap Outstanding at October 31, 2016

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	PAYMENTS MADE BY THE FUND (r)	PAYMENTS RECEIVED BY THE FUND (r)	NOTIONAL VALUE	TERMINATION DATE	VALUE
Morgan Stanley Capital Services:
Yahoo!, Inc.	Total return on the position at termination	Federal funds floating rate at termination	5,317,192	08/09/2021	(32,471)

Total Return Basket Swaps* Outstanding at October 31, 2016
COUNTERPARTY	DESCRIPTION	TERMINATION DATE	VALUE
Deutsche Bank AG	The Fund receives the total return on a portfolio of long and short positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the swap.	12/20/2016	40,308
Deutsche Bank AG	The Fund receives the total return on a portfolio of long and short positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the swap.	05/08/2017	(474)
Deutsche Bank AG	The Fund receives the total return on a portfolio of long and short positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the swap.	07/25/2017	79,646
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of long and short positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the swap.	09/01/2017	(1,392	)**
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of long and short positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the swap.	10/29/2018	(683	)**

			117,405

*	See the accompanying “Additional Information — Total Return Basket Swaps” for further details
**	This represents the value of the swap subsequent to reset.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	27

JPMorgan Multi-Manager Alternatives Fund

NOTES TO CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

ADR	— American Depositary Receipt
AUD	— Australian Dollar
Brent	— Broom, Rannoch, Etieve, Ness, Tarbat
BRL	— Brazilian Real
CAC	— Continuous Assisted Quotation
CAD	— Canadian Dollar
CBOT	— Chicago Board of Trade
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
CMO	— Collateralized Mortgage Obligation
CNH	— Chinese Renminbi
COP	— Colombian Peso
CZK	— Czech Republic Koruna
DAX	— Deutscher Aktien Index
DJIA	— Dow Jones Industrial Average
ETF	— Exchange-Traded Fund
ETN	— Exchange-Traded Note
EUR	— Euro
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of October 31, 2016. The rate may be subject to a cap and floor.

ILS	— Israeli Shekel
IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
LME	— London Metal Exchange
MSCI	— Morgan Stanley Capital International
MXN	— Mexican Peso
NASDAQ	— National Association of Securities Dealers Automated Quotation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
RBOB	— Reformulated gasoline blendstock for oxygen blending
REIT	— Real Estate Investment Trust
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REMIC	— Real Estate Mortgage Investment Conduit
RON	— Romanian Leu
RUB	— Russian Ruble
SEK	— Swedish Krona
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of October 31, 2016.
TOPIX	— Tokyo Stock Price Index
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2016.
WTI	— West Texas Intermediate
ZAR	— South African Rand
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(l)	— The rate shown is the current yield as of October 31, 2016.
(m)	— All or a portion of this security is pledged for holdings of short sales, futures, swaps, options and/or forward foreign currency exchange contracts.
(r)	— Rates shown are per annum and payments are as described.
^	— Represents positions held in the Subsidiary.
^^	— A portion of the position is held by the Subsidiary.
†	— Non-deliverable forward. See note 2.C.(3). in the Notes to Consolidated Financial Statements.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions

Common Stocks
Consumer Discretionary — 0.2%
Auto Components — 0.1%
Calsonic Kansei Corp. (Japan)	1,000	9,616	12,533	2,917
Cie Generale des Etablissements Michelin (France)	131	13,860	14,188	328
Cooper Tire & Rubber Co.	480	17,232	17,640	408
Cooper-Standard Holding, Inc. (a)	153	14,940	13,964	(976)
GKN plc (United Kingdom)	3,569	14,371	13,918	(453)
Goodyear Tire & Rubber Co. (The)	440	13,680	12,773	(907)
Lear Corp.	120	13,909	14,734	825
Linamar Corp. (Canada)	351	14,182	14,275	93
Magna International, Inc. (Canada)	346	14,078	14,206	128
Valeo S.A. (France)	238	13,710	13,734	24

	6,828	139,578	141,965	2,387

Automobiles — 0.0% (g)
Fuji Heavy Industries Ltd. (Japan)	400	15,200	15,631	431
Peugeot S.A. (France) (a)	961	13,861	14,391	530
Renault S.A. (France)	167	13,942	14,523	581
Thor Industries, Inc.	172	14,151	13,641	(510)

	1,700	57,154	58,186	1,032

Distributors — 0.0% (g)
Inchcape plc (United Kingdom)	1,781	14,519	14,160	(359)
Hotels, Restaurants & Leisure — 0.0% (g)
Carnival plc	303	13,931	14,614	683
Ladbrokes plc (United Kingdom)	8,402	14,180	13,718	(462)
McDonald’s Corp.	124	13,939	13,959	20
William Hill plc (United Kingdom)	4,004	14,945	14,484	(461)
Wyndham Worldwide Corp.	204	13,739	13,431	(308)

	13,037	70,734	70,206	(528)

Household Durables — 0.0% (g)
Barratt Developments plc (United Kingdom)	2,645	14,751	14,668	(83)
Bovis Homes Group plc (United Kingdom)	1,488	14,111	13,777	(334)
DR Horton, Inc.	480	13,824	13,838	14
Haseko Corp. (Japan)	1,500	13,361	14,598	1,237
Iida Group Holdings Co., Ltd. (Japan)	700	12,879	13,530	651
KB Home	942	15,015	13,697	(1,318)
Sumitomo Forestry Co., Ltd. (Japan)	1,000	12,839	13,930	1,091

	8,755	96,780	98,038	1,258

Leisure Products — 0.0% (g)
Heiwa Corp. (Japan)	600	13,436	14,095	659
Smith & Wesson Holding Corp. (a)	300	7,784	7,929	145

	900	21,220	22,024	804

Media — 0.1%
Gannett Co., Inc.	1,130	12,102	8,780	(3,322)
Informa plc (United Kingdom)	1,710	13,834	14,068	234
Interpublic Group of Cos., Inc. (The)	618	13,942	13,837	(105)
Mediaset Espana Comunicacion S.A. (Spain)	1,240	14,014	13,837	(177)
Meredith Corp.	291	13,924	13,197	(727)
Omnicom Group, Inc.	175	14,495	13,969	(526)
Scripps Networks Interactive, Inc., Class A	213	13,100	13,709	609
Sinclair Broadcast Group, Inc., Class A	551	14,436	13,830	(606)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	29

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2016 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Media — continued
UBM plc (United Kingdom)	1,609	14,446	14,127	(319)
WPP plc (United Kingdom)	670	14,802	14,548	(254)

	8,207	139,095	133,902	(5,193)

Multiline Retail — 0.0% (g)
Big Lots, Inc.	314	13,920	13,628	(292)
Dillard’s, Inc., Class A	248	14,359	15,202	843
Target Corp.	206	13,851	14,158	307

	768	42,130	42,988	858

Specialty Retail — 0.0% (g)
Abercrombie & Fitch Co., Class A	914	14,258	13,354	(904)
Adastria Co Ltd. (Japan)	600	14,199	15,707	1,508
American Eagle Outfitters, Inc.	829	14,110	14,126	16
Best Buy Co., Inc.	358	14,130	13,930	(200)
Children’s Place, Inc. (The)	186	13,634	14,127	493
Express, Inc. (a)	24	288	288	—
GameStop Corp., Class A	588	14,524	14,141	(383)
JB Hi-Fi Ltd. (Australia)	622	13,502	13,408	(94)
Kingfisher plc (United Kingdom)	3,226	14,219	14,251	32

	7,347	112,864	113,332	468

Textiles, Apparel & Luxury Goods — 0.0% (g)
Michael Kors Holdings Ltd. (United Kingdom) (a)	289	13,453	14,676	1,223
PVH Corp.	134	14,208	14,335	127
Wolverine World Wide, Inc.	671	14,789	14,326	(463)

	1,094	42,450	43,337	887

Total Consumer Discretionary	50,417	736,524	738,138	1,614

Consumer Staples — 0.1%
Beverages — 0.0% (g)
Coca-Cola West Co., Ltd. (Japan)	500	13,972	14,777	805
Dr. Pepper Snapple Group, Inc.	160	14,027	14,047	20
PepsiCo, Inc.	131	13,998	14,043	45
Sapporo Holdings Ltd. (Japan)	500	13,731	14,125	394

	1,291	55,728	56,992	1,264

Food & Staples Retailing — 0.0% (g)
Matsumotokiyoshi Holdings Co., Ltd. (Japan)	300	15,419	15,456	37
Metcash Ltd. (Australia) (a)	8,693	14,017	13,119	(898)
Metro, Inc. (Canada)	444	13,816	13,724	(92)
SpartanNash Co.	506	14,558	14,168	(390)
Wal-Mart Stores, Inc.	204	13,917	14,284	367
Wm Morrison Supermarkets plc (United Kingdom)	5,037	13,647	13,944	297

	15,184	85,374	84,695	(679)

Food Products — 0.1%
Campbell Soup Co.	273	14,655	14,835	180
Darling Ingredients, Inc. (a)	1,030	13,730	14,008	278
Dean Foods Co.	844	13,934	15,411	1,477
Ebro Foods S.A. (Spain)	610	14,004	13,154	(850)
Fresh Del Monte Produce, Inc.	230	14,184	13,880	(304)
General Mills, Inc.	232	14,331	14,379	48
Ingredion, Inc.	107	14,223	14,035	(188)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Food Products — continued
JM Smucker Co. (The)	109	14,504	14,313	(191)
Nichirei Corp. (Japan)	800	17,066	17,493	427
Pinnacle Foods, Inc.	276	13,792	14,192	400
Sanderson Farms, Inc.	160	14,838	14,397	(441)
Tyson Foods, Inc., Class A	202	14,453	14,312	(141)

	4,873	173,714	174,409	695

Household Products — 0.0% (g)
Energizer Holdings, Inc.	287	13,739	13,348	(391)
Procter & Gamble Co. (The)	167	14,667	14,496	(171)

	454	28,406	27,844	(562)

Personal Products — 0.0% (g)
Unilever plc (United Kingdom)	332	14,242	13,861	(381)
Tobacco — 0.0% (g)
Altria Group, Inc.	218	13,610	14,414	804
Imperial Brands plc (United Kingdom)	294	13,741	14,221	480
Philip Morris International, Inc.	146	13,944	14,080	136
Universal Corp.	252	13,986	13,659	(327)

	910	55,281	56,374	1,093

Total Consumer Staples	23,044	412,745	414,175	1,430

Energy — 0.1%
Energy Equipment & Services — 0.0% (g)
Archrock, Inc.	1,126	14,075	13,061	(1,014)
Forum Energy Technologies, Inc. (a)	200	3,661	3,600	(61)
Helmerich & Payne, Inc.	215	14,360	13,569	(791)
John Wood Group plc (United Kingdom)	1,447	14,186	13,601	(585)
Noble Corp. plc (United Kingdom)	2,437	14,086	12,039	(2,047)
Patterson-UTI Energy, Inc.	589	13,977	13,241	(736)
Petrofac Ltd. (United Kingdom)	1,278	14,575	12,586	(1,989)
RPC, Inc. (a)	766	13,926	13,229	(697)
Schlumberger Ltd.	176	14,252	13,768	(484)
Superior Energy Services, Inc.	985	16,680	13,948	(2,732)
WorleyParsons Ltd. (Australia) (a)	2,022	14,123	12,922	(1,201)

	11,241	147,901	135,564	(12,337)

Oil, Gas & Consumable Fuels — 0.1%
ARC Resources Ltd. (Canada)	758	13,484	12,868	(616)
BP plc (United Kingdom)	2,369	14,027	14,005	(22)
Chevron Corp.	140	14,190	14,665	475
CVR Energy, Inc.	943	13,494	12,504	(990)
Denbury Resources, Inc. (a)	5,080	14,072	12,141	(1,931)
Enbridge Income Fund Holdings, Inc. (Canada)	544	13,715	13,806	91
Exxon Mobil Corp.	162	14,020	13,498	(522)
Galp Energia SGPS S.A. (Portugal)	1,019	13,740	13,816	76
Husky Energy, Inc. (Canada) (a)	1,189	13,863	12,792	(1,071)
Idemitsu Kosan Co., Ltd. (Japan)	600	13,519	13,788	269
Koninklijke Vopak N.V. (Netherlands)	273	13,993	13,779	(214)
Neste Oil OYJ (Finland)	317	13,597	13,676	79
OMV AG (Austria)	462	13,743	14,419	676
Repsol S.A. (Spain)	990	13,557	13,823	266
Royal Dutch Shell plc (Netherlands), Class B	533	13,997	13,747	(250)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	31

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2016 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
Showa Shell Sekiyu KK (Japan)	1,500	13,658	13,976	318
TOTAL S.A. (France)	292	13,976	13,988	12
Valero Energy Corp.	251	13,592	14,869	1,277
Veresen, Inc. (Canada)	1,383	13,723	12,528	(1,195)
Western Refining, Inc.	467	12,805	13,473	668
World Fuel Services Corp.	301	13,786	12,115	(1,671)

	19,573	288,551	284,276	(4,275)

Total Energy	30,814	436,452	419,840	(16,612)

Financials — 0.2%
Banks — 0.1%
Banc of California, Inc.	1,136	17,084	15,109	(1,975)
Bank of Montreal (Canada)	219	13,818	13,937	119
Bank of Nova Scotia (The) (Canada)	263	13,745	14,133	388
BNP Paribas S.A. (France)	245	13,051	14,206	1,155
Canadian Western Bank (Canada)	400	7,574	7,590	16
National Bank of Canada (Canada)	402	13,596	14,350	754
Popular, Inc. (Puerto Rico)	361	13,494	13,104	(390)
Royal Bank of Canada (Canada)	225	13,882	14,057	175
Societe Generale S.A. (France)	362	13,102	14,121	1,019
Toronto-Dominion Bank (The) (Canada)	313	13,641	14,202	561
Trustmark Corp.	506	13,657	14,006	349

	4,432	146,644	148,815	2,171

Capital Markets — 0.0% (g)
3i Group plc (United Kingdom)	1,739	13,836	14,255	419
Bats Global Markets, Inc.	462	13,606	13,587	(19)
BGC Partners, Inc., Class A	1,578	13,808	13,555	(253)
Donnelley Financial Solutions, Inc. (a)	128	3,082	2,746	(336)
Investec plc (South Africa)	2,317	13,419	14,380	961
KCG Holdings, Inc., Class A (a)	812	12,269	10,361	(1,908)
SBI Holdings, Inc. (Japan)	1,200	13,801	14,255	454

	8,236	83,821	83,139	(682)

Consumer Finance — 0.0% (g)
Navient Corp.	900	11,590	11,502	(88)
Insurance — 0.1%
Aflac, Inc.	201	14,195	13,843	(352)
American National Insurance Co.	117	14,175	13,708	(467)
ASR Nederland N.V. (Netherlands) (a)	654	14,538	14,489	(49)
Assured Guaranty Ltd. (Bermuda)	468	13,605	13,989	384
Axis Capital Holdings Ltd. (Bermuda)	233	13,220	13,274	54
CNP Assurances (France)	838	13,568	14,513	945
Everest Re Group Ltd. (Bermuda)	73	14,276	14,857	581
First American Financial Corp.	43	1,680	1,680	—
Hanover Insurance Group, Inc. (The)	80	6,319	6,095	(224)
Industrial Alliance Insurance & Financial Services, Inc. (Canada)	371	13,518	14,366	848
Mapfre S.A. (Spain)	4,884	13,659	14,488	829
NN Group N.V. (Netherlands)	464	14,028	13,977	(51)
Old Republic International Corp.	768	14,100	12,948	(1,152)
Phoenix Group Holdings (Jersey)	1,771	18,845	15,821	(3,024)
Poste Italiane S.p.A (Italy)	2,093	13,903	13,932	29
Power Corp. of Canada (Canada)	57	1,206	1,223	17

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Insurance — continued
Reinsurance Group of America, Inc.	131	14,364	14,130	(234)
Swiss Life Holding AG (Switzerland) (a)	54	13,900	14,290	390
Unum Group	393	14,329	13,912	(417)
Validus Holdings Ltd. (Bermuda)	281	14,533	14,359	(174)

	13,974	251,961	249,894	(2,067)

Thrifts & Mortgage Finance — 0.0% (g)
Aareal Bank AG (Germany)	404	13,334	14,613	1,279
Home Capital Group, Inc. (Canada)	717	13,102	14,192	1,090
Northwest Bancshares, Inc.	897	13,904	14,119	215

	2,018	40,340	42,924	2,584

Total Financials	29,560	534,356	536,274	1,918

Health Care — 0.1%
Health Care Equipment & Supplies — 0.0% (g)
Ansell Ltd. (Australia)	830	14,627	13,674	(953)
CR Bard, Inc.	64	14,018	13,868	(150)
Medtronic plc (Ireland)	168	13,872	13,779	(93)
ResMed, Inc.	221	14,184	13,209	(975)
Teleflex, Inc.	84	14,169	12,023	(2,146)

	1,367	70,870	66,553	(4,317)

Health Care Providers & Services — 0.1%
Aetna, Inc.	126	13,670	13,526	(144)
Alfresa Holdings Corp. (Japan)	700	14,277	14,794	517
Chemed Corp.	101	14,274	14,284	10
Express Scripts Holding Co. (a)	201	13,913	13,547	(366)
HealthSouth Corp.	353	14,071	14,173	102
Laboratory Corp. of America Holdings (a)	100	13,597	12,534	(1,063)
Magellan Health, Inc. (a)	257	13,878	13,223	(655)
Owens & Minor, Inc.	423	13,895	13,726	(169)
Quest Diagnostics, Inc.	168	13,951	13,682	(269)
UnitedHealth Group, Inc.	98	13,145	13,850	705
Universal Health Services, Inc., Class B	113	13,951	13,640	(311)
WellCare Health Plans, Inc. (a)	118	13,477	13,394	(83)

	2,758	166,099	164,373	(1,726)

Life Sciences Tools & Services — 0.0% (g)
Agilent Technologies, Inc.	308	13,906	13,419	(487)
Charles River Laboratories International, Inc. (a)	169	13,528	12,824	(704)
Lonza Group AG (Switzerland) (a)	77	14,079	14,530	451
PerkinElmer, Inc.	265	13,730	13,486	(244)
Thermo Fisher Scientific, Inc.	92	13,872	13,527	(345)

	911	69,115	67,786	(1,329)

Pharmaceuticals — 0.0% (g)
Hisamitsu Pharmaceutical Co., Inc. (Japan)	300	14,784	16,003	1,219
Johnson & Johnson	124	14,693	14,383	(310)
Merck & Co., Inc.	231	14,211	13,564	(647)
Merck KGaA (Germany)	132	14,070	13,587	(483)
Mitsubishi Tanabe Pharma Corp. (Japan)	700	14,748	13,625	(1,123)
Pfizer, Inc.	437	14,203	13,857	(346)
Recordati S.p.A. (Italy)	479	14,169	13,546	(623)
Roche Holding AG (Switzerland)	60	14,230	13,945	(285)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	33

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2016 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Pharmaceuticals — continued
STADA Arzneimittel AG (Germany)	271	14,126	13,590	(536)

	2,734	129,234	126,100	(3,134)

Total Health Care	7,770	435,318	424,812	(10,506)

Industrials — 0.2%
Aerospace & Defense — 0.0% (g)
CAE, Inc. (Canada)	990	13,867	13,906	39
Huntington Ingalls Industries, Inc.	90	14,334	14,522	188
Meggitt plc (United Kingdom)	2,613	14,289	13,901	(388)

	3,693	42,490	42,329	(161)

Air Freight & Logistics — 0.0% (g)
Royal Mail plc (United Kingdom)	2,350	13,952	14,099	147
Airlines — 0.0% (g)
Alaska Air Group, Inc.	191	13,740	13,794	54
Delta Air Lines, Inc.	340	13,379	14,202	823
Hawaiian Holdings, Inc. (a)	299	14,454	13,462	(992)
Virgin America, Inc. (a)	222	11,955	12,066	111

	1,052	53,528	53,524	(4)

Building Products — 0.0% (g)
Owens Corning	269	13,970	13,122	(848)
Universal Forest Products, Inc.	152	14,791	13,070	(1,721)

	421	28,761	26,192	(2,569)

Commercial Services & Supplies — 0.1%
ABM Industries, Inc.	366	13,860	14,303	443
ACCO Brands Corp. (a)	1,288	11,734	14,297	2,563
Babcock International Group plc (United Kingdom)	1,164	13,988	14,070	82
Brady Corp., Class A	417	14,157	13,803	(354)
Deluxe Corp.	220	14,381	13,464	(917)
Downer EDI Ltd. (Australia)	3,155	13,631	13,945	314
Herman Miller, Inc.	493	13,553	13,705	152
LSC Communications, Inc. (a)	128	3,164	3,103	(61)
RR Donnelley & Sons Co.	343	6,743	6,088	(655)
Tetra Tech, Inc.	365	13,469	14,034	565
West Corp.	664	14,037	13,094	(943)

	8,603	132,717	133,906	1,189

Construction & Engineering — 0.1%
ACS Actividades de Construccion y Servicios S.A. (Spain)	474	13,853	14,499	646
Comfort Systems USA, Inc.	516	14,396	14,887	491
COMSYS Holdings Corp. (Japan)	800	13,667	14,084	417
Eiffage S.A. (France)	190	13,903	14,067	164
EMCOR Group, Inc.	249	14,188	15,054	866
MasTec, Inc. (a)	479	14,035	13,675	(360)
Penta-Ocean Construction Co., Ltd. (Japan)	2,400	13,755	14,302	547
Tokyu Construction Co., Ltd. (Japan)	1,400	13,717	14,147	430
Vinci S.A. (France)	191	14,021	13,832	(189)

	6,699	125,535	128,547	3,012

Electrical Equipment — 0.0% (g)
Eaton Corp. plc	223	14,076	14,221	145
EnerSys	214	14,113	13,938	(175)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

34	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Electrical Equipment — continued
Fuji Electric Co., Ltd. (Japan)	3,000	14,615	14,981	366
Furukawa Electric Co., Ltd. (Japan)	500	14,143	14,710	567
Nexans S.A. (France) (a)	238	13,608	13,528	(80)
Nissin Electric Co., Ltd. (Japan)	900	13,811	12,001	(1,810)
OSRAM Licht AG (Germany)	246	14,536	13,972	(564)
Prysmian S.p.A. (Italy)	560	14,212	13,926	(286)
Schneider Electric SE (France)	205	13,923	13,786	(137)

	6,086	127,037	125,063	(1,974)

Machinery — 0.0% (g)
Amada Holdings Co., Ltd. (Japan)	1,300	13,666	14,808	1,142
Barnes Group, Inc.	355	13,799	14,143	344
Briggs & Stratton Corp.	766	14,554	14,263	(291)
Georg Fischer AG (Switzerland)	16	13,904	14,186	282
OKUMA Corp. (Japan)	2,000	15,458	16,737	1,279
Parker-Hannifin Corp.	117	14,554	14,362	(192)
SPX Flow, Inc. (a)	323	8,488	8,104	(384)
Timken Co., (The)	409	14,119	13,517	(602)
Wabash National Corp. (a)	1,058	14,071	11,903	(2,168)

	6,344	122,613	122,023	(590)

Professional Services — 0.0% (g)
ManpowerGroup, Inc.	184	13,156	14,131	975
RELX plc (United Kingdom)	801	14,228	14,298	70

	985	27,384	28,429	1,045

Trading Companies & Distributors — 0.0% (g)
Applied Industrial Technologies, Inc.	314	14,309	15,951	1,642
ITOCHU Corp. (Japan)	1,200	14,568	15,155	587
Kloeckner & Co. SE (Germany) (a)	1,124	14,117	14,036	(81)
Rexel S.A. (France)	993	13,832	13,772	(60)
WESCO International, Inc. (a)	237	14,042	12,846	(1,196)

	3,868	70,868	71,760	892

Transportation Infrastructure — 0.0% (g)
Aena S.A. (Spain)	96	14,227	14,067	(160)
Flughafen Zuerich AG (Switzerland)	76	14,008	13,971	(37)

	172	28,235	28,038	(197)

Total Industrials	40,273	773,120	773,910	790

Information Technology — 0.3%
Communications Equipment — 0.0% (g)
Cisco Systems, Inc.	463	13,992	14,205	213
F5 Networks, Inc. (a)	108	14,558	14,927	369
Motorola Solutions, Inc.	189	13,822	13,718	(104)
NETGEAR, Inc. (a)	261	13,663	13,180	(483)
Plantronics, Inc.	271	13,750	14,013	263

	1,292	69,785	70,043	258

Electronic Equipment, Instruments & Components — 0.0% (g)
Coherent, Inc. (a)	136	14,103	14,160	57
Corning, Inc.	588	13,777	13,354	(423)
Dolby Laboratories, Inc., Class A	292	15,015	13,896	(1,119)
Methode Electronics, Inc.	455	15,857	14,196	(1,661)
Orbotech Ltd. (Israel) (a)	501	13,943	13,727	(216)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	35

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2016 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Electronic Equipment, Instruments & Components — continued
Sanmina Corp. (a)	484	13,455	13,383	(72)
Spectris plc (United Kingdom)	539	14,255	13,496	(759)
SYNNEX Corp.	134	13,967	13,740	(227)
Vishay Intertechnology, Inc.	987	13,719	13,917	198

	4,116	128,091	123,869	(4,222)

Internet Software & Services — 0.0% (g)
Alphabet, Inc., Class A (a)	17	13,716	13,769	53
Mixi, Inc. (Japan)	400	14,073	14,695	622

	417	27,789	28,464	675

IT Services — 0.1%
Amdocs Ltd.	237	14,116	13,853	(263)
Atos SE (France)	133	13,811	13,802	(9)
CGI Group, Inc. (Canada), Class A (a)	305	13,912	14,487	575
Convergys Corp.	471	13,932	13,753	(179)
CSG Systems International, Inc.	360	14,379	13,691	(688)
International Business Machines Corp.	92	14,105	14,140	35
NeuStar, Inc., Class A (a)	559	14,059	12,550	(1,509)
Science Applications International Corp.	206	13,942	14,195	253
Sykes Enterprises, Inc. (a)	515	14,116	13,771	(345)
TIS, Inc. (Japan)	500	12,952	11,314	(1,638)
Total System Services, Inc.	291	13,680	14,515	835
Western Union Co. (The)	692	13,729	13,888	159

	4,361	166,733	163,959	(2,774)

Semiconductors & Semiconductor Equipment — 0.1%
Advanced Energy Industries, Inc. (a)	296	13,859	14,119	260
ASM International N.V. (Netherlands)	344	13,878	14,674	796
BE Semiconductor Industries N.V. (Netherlands)	403	13,958	13,128	(830)
Cabot Microelectronics Corp.	265	13,767	14,644	877
Intel Corp.	407	15,177	14,192	(985)
Kulicke & Soffa Industries, Inc. (Singapore) (a)	1,032	13,437	13,664	227
Marvell Technology Group Ltd. (Bermuda)	1,079	13,887	14,059	172
MaxLinear, Inc., Class A (a)	721	13,980	13,490	(490)
Mellanox Technologies Ltd. (Israel) (a)	337	13,969	14,626	657
Microchip Technology, Inc.	234	13,736	14,169	433
MKS Instruments, Inc.	285	13,794	14,378	584
Power Integrations, Inc.	124	7,713	7,992	279
Qorvo, Inc. (a)	247	13,005	13,746	741
Semtech Corp. (a)	556	13,705	13,455	(250)
Teradyne, Inc.	643	13,606	14,975	1,369
Tessera Technologies, Inc.	371	13,912	13,764	(148)
Texas Instruments, Inc.	198	13,547	14,028	481
Ulvac, Inc. (Japan)	500	14,781	15,787	1,006

	8,042	243,711	248,890	5,179

Software — 0.1%
CA, Inc.	433	13,912	13,310	(602)
Citrix Systems, Inc. (a)	169	14,056	14,331	275
COLOPL, Inc. (Japan)	1,000	14,541	14,379	(162)
Konami Holdings Corp. (Japan)	400	15,213	15,797	584
Mentor Graphics Corp.	494	14,015	14,277	262
Nexon Co., Ltd. (Japan)	900	14,044	15,321	1,277

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

36	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Software — continued
Open Text Corp. (Canada)	220	13,825	13,660	(165)
Oracle Corp.	368	14,091	14,138	47
Playtech plc (United Kingdom)	1,271	14,386	14,417	31
Software AG (Germany)	351	12,794	12,757	(37)
Vmware, Inc., Class A (a)	191	13,918	15,013	1,095

	5,797	154,795	157,400	2,605

Technology Hardware, Storage & Peripherals — 0.0% (g)
Apple, Inc.	120	14,106	13,625	(481)

Total Information Technology	24,145	805,010	806,250	1,240

Materials — 0.2%
Chemicals — 0.1%
Cabot Corp.	271	13,864	14,130	266
Covestro AG (Germany)	243	14,376	14,390	14
Dow Chemical Co. (The)	260	13,780	13,991	211
Innophos Holdings, Inc.	336	13,144	15,402	2,258
Kuraray Co., Ltd. (Japan)	1,000	14,445	15,160	715
LyondellBasell Industries N.V., Class A	172	13,679	13,682	3
Mitsubishi Gas Chemical Co., Inc. (Japan)	900	13,006	13,852	846
Stepan Co.	192	13,467	13,638	171
Teijin Ltd. (Japan)	800	14,637	15,457	820
Tosoh Corp. (Japan)	2,000	12,489	13,061	572
Trinseo S.A.	257	14,289	13,480	(809)
Ube Industries Ltd. (Japan)	7,000	13,211	14,445	1,234

	13,431	164,387	170,688	6,301

Construction Materials — 0.0% (g)
CSR Ltd. (Australia)	5,005	14,126	13,898	(228)
Sumitomo Osaka Cement Co., Ltd. (Japan)	3,000	12,473	12,425	(48)

	8,005	26,599	26,323	(276)

Containers & Packaging — 0.0% (g)
Avery Dennison Corp.	186	14,231	12,981	(1,250)
Packaging Corp. of America	169	14,083	13,942	(141)
Rengo Co., Ltd. (Japan)	2,200	13,550	13,797	247

	2,555	41,864	40,720	(1,144)

Metals & Mining — 0.1%
APERAM S.A. (Luxembourg)	309	13,798	14,053	255
Aurubis AG (Germany)	270	14,643	14,077	(566)
BlueScope Steel Ltd. (Australia)	2,275	13,503	13,497	(6)
Centamin plc (Jersey)	7,466	13,177	14,461	1,284
Commercial Metals Co.	851	13,284	13,369	85
Fortescue Metals Group Ltd. (Australia)	3,624	13,802	15,208	1,406
Glencore plc (Switzerland) (a)	4,855	13,663	14,862	1,199
Kaiser Aluminum Corp.	189	15,305	13,701	(1,604)
Nisshin Steel Co., Ltd. (Japan)	1,100	14,558	14,632	74
Northern Star Resources Ltd. (Australia)	4,606	13,301	14,898	1,597
Nucor Corp.	294	13,759	14,362	603
OZ Minerals Ltd. (Australia)	3,155	13,940	16,120	2,180
Regis Resources Ltd. (Australia)	5,527	13,447	13,939	492
Reliance Steel & Aluminum Co.	204	14,225	14,031	(194)
Steel Dynamics, Inc.	538	12,853	14,773	1,920

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	37

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2016 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Metals & Mining — continued
Worthington Industries, Inc.	290	13,862	13,630	(232)
Yamato Kogyo Co Ltd. (Japan)	500	14,375	14,077	(298)

	36,053	235,495	243,690	8,195

Paper & Forest Products — 0.0% (g)
Schweitzer-Mauduit International, Inc.	379	14,224	13,989	(235)
UPM-Kymmene OYJ (Finland)	681	14,074	15,841	1,767

	1,060	28,298	29,830	1,532

Total Materials	61,104	496,643	511,251	14,608

Real Estate — 0.0% (g)
Real Estate Management & Development — 0.0% (g)
BUWOG AG (Austria) (a)	562	13,535	13,583	48
Deutsche EuroShop AG (Germany)	324	13,864	14,003	139
Leopalace21 Corp. (Japan)	2,100	13,071	13,654	583
Nexity S.A. (France)	264	13,266	13,255	(11)
Swiss Prime Site AG (Switzerland) (a)	171	14,039	14,183	144

	3,421	67,775	68,678	903

Total Real Estate	3,421	67,775	68,678	903

Telecommunication Services — 0.0% (g)
Diversified Telecommunication Services — 0.0% (g)
Sunrise Communications Group AG (Switzerland) (a)	180	12,079	12,299	220
Telefonica S.A. (Spain)	1,404	13,538	14,265	727
Verizon Communications, Inc.	290	14,625	13,949	(676)

	1,874	40,242	40,513	271

Wireless Telecommunication Services — 0.0% (g)
Freenet AG (Germany)	493	14,157	14,134	(23)
KDDI Corp. (Japan)	500	14,670	15,197	527
NTT DOCOMO, Inc. (Japan)	600	14,521	15,068	547

	1,593	43,348	44,399	1,051

Total Telecommunication Services	3,467	83,590	84,912	1,322

Utilities — 0.1%
Electric Utilities — 0.1%
ALLETE, Inc.	100	6,076	6,129	53
American Electric Power Co., Inc.	224	14,105	14,524	419
EDP — Energias de Portugal S.A. (Portugal)	4,271	13,807	14,117	310
Endesa S.A. (Spain)	677	14,061	14,370	309
Enel S.p.A. (Italy)	3,304	13,855	14,205	350
Entergy Corp.	190	14,182	13,999	(183)
Exelon Corp.	434	14,213	14,786	573
Iberdrola S.A. (Spain)	2,092	13,776	14,237	461
OGE Energy Corp.	461	14,037	14,310	273
SSE plc (United Kingdom)	732	13,769	14,232	463

	12,485	131,881	134,909	3,028

Gas Utilities — 0.0% (g)
ONE Gas, Inc.	233	14,036	14,278	242
Multi-Utilities — 0.0% (g)
A2A S.p.A. (Italy)	10,437	14,123	14,214	91
AGL Energy Ltd. (Australia)	962	13,813	14,014	201
CenterPoint Energy, Inc.	626	14,041	14,273	232

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

38	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Multi-Utilities — continued
Centrica plc (United Kingdom)	5,393	13,866	14,126	260
E.ON SE (Germany)	1,923	14,086	14,093	7
National Grid plc (United Kingdom)	1,102	14,312	14,335	23

	20,443	84,241	85,055	814

Total Utilities	33,161	230,158	234,242	4,084

Right
Financials — 0.0% (g)
Insurance — 0.0% (g)
Phoenix Group Holdings (Jersey) (a)	1,033	15	2,807	2,792

Total Long Positions of Total Return Basket Swap	308,209	5,011,706	5,015,289	3,583

Short Positions

Common Stocks
Consumer Discretionary — 0.2%
Auto Components — 0.0% (g)
NGK Spark Plug Co., Ltd. (Japan)	600	11,124	11,907	(783)
Diversified Consumer Services — 0.0% (g)
Bright Horizons Family Solutions, Inc. (a)	181	11,694	12,111	(417)
Hotels, Restaurants & Leisure — 0.1%
Accor S.A. (France)	321	11,357	12,181	(824)
Belmond Ltd. (United Kingdom), Class A (a)	972	11,975	12,587	(612)
Buffalo Wild Wings, Inc. (a)	87	12,176	12,672	(496)
Chipotle Mexican Grill, Inc. (a)	30	11,830	10,823	1,007
ClubCorp Holdings, Inc.	1,010	12,140	11,665	475
Domino’s Pizza Enterprises Ltd. (Australia)	247	12,582	12,033	549
Fiesta Restaurant Group, Inc. (a)	448	12,163	11,827	336
Merlin Entertainments plc (United Kingdom)	2,174	12,037	12,252	(215)
NH Hotel Group S.A. (Spain) (a)	2,701	11,830	11,918	(88)
Norwegian Cruise Line Holdings Ltd. (a)	316	11,840	12,283	(443)
Penn National Gaming, Inc. (a)	913	12,380	11,805	575
Red Robin Gourmet Burgers, Inc. (a)	263	11,204	12,098	(894)
Resorttrust, Inc. (Japan)	600	11,378	11,993	(615)
Scientific Games Corp., Class A (a)	936	11,981	11,606	375
Starbucks Corp.	225	11,871	11,941	(70)
Whitbread plc (United Kingdom)	261	12,103	11,530	573
Wynn Resorts Ltd.	126	11,731	11,913	(182)

	11,630	202,578	203,127	(549)

Internet & Direct Marketing Retail — 0.0% (g)
HSN, Inc.	320	12,160	12,064	96
Rakuten, Inc. (Japan)	1,000	12,607	11,529	1,078
TripAdvisor, Inc. (a)	192	11,801	12,380	(579)
Yoox Net-A-Porter Group S.p.A. (Italy) (a)	391	11,904	11,247	657
Zalando SE (Germany) (a)	282	11,520	12,401	(881)

	2,185	59,992	59,621	371

Leisure Products — 0.0% (g)
Polaris Industries, Inc.	149	11,327	11,415	(88)
Shimano, Inc. (Japan)	100	16,322	17,098	(776)

	249	27,649	28,513	(864)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	39

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2016 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Media — 0.0% (g)
Altice N.V. (Netherlands), Class A (a)	646	11,709	11,915	(206)
Atresmedia Corp. de Medios de Comunicacion S.A. (Spain)	1,145	11,904	11,764	140
Dentsu, Inc. (Japan)	200	9,726	9,970	(244)
EW Scripps Co. (The), Class A (a)	867	12,268	11,496	772
IMAX Corp. (Canada) (a)	391	11,620	11,828	(208)
Lions Gate Entertainment Corp.	813	15,106	16,553	(1,447)
Live Nation Entertainment, Inc. (a)	446	12,006	12,341	(335)
REA Group Ltd. (Australia)	149	6,041	5,778	263
Telenet Group Holding N.V. (Belgium) (a)	234	12,057	12,529	(472)

	4,891	102,437	104,174	(1,737)

Multiline Retail — 0.0% (g)
Hudson’s Bay Co. (Canada)	954	12,004	11,721	283
Isetan Mitsukoshi Holdings Ltd. (Japan)	1,200	11,905	12,128	(223)
Izumi Co. Ltd. (Japan)	300	13,122	13,865	(743)
Next plc (United Kingdom)	208	11,465	12,238	(773)
Ollie’s Bargain Outlet Holdings, Inc. (a)	446	11,988	12,198	(210)

	3,108	60,484	62,150	(1,666)

Specialty Retail — 0.0% (g)
Advance Auto Parts, Inc.	86	12,321	12,047	274
CarMax, Inc. (a)	240	12,267	11,985	282
Dufry AG (Switzerland) (a)	100	12,024	12,166	(142)
L Brands, Inc.	168	12,138	12,128	10
Lithia Motors, Inc., Class A	138	13,209	11,838	1,371
Restoration Hardware Holdings, Inc. (a)	413	12,299	11,964	335
Tractor Supply Co.	189	12,387	11,837	550

	1,334	86,645	83,965	2,680

Textiles, Apparel & Luxury Goods — 0.1%
Asics Corp. (Japan)	600	12,221	12,804	(583)
Cie Financiere Richemont S.A. (Switzerland)	186	12,020	11,958	62
Crocs, Inc. (a)	1,540	12,443	11,843	600
G-III Apparel Group Ltd. (a)	455	12,726	11,885	841
Gildan Activewear, Inc. (Canada)	464	12,239	11,917	322
Hanesbrands, Inc.	496	11,983	12,747	(764)
Hugo Boss AG (Germany)	206	12,045	12,953	(908)
Kate Spade & Co. (a)	696	11,992	11,658	334
Kering (France)	59	12,312	13,090	(778)
Luxottica Group S.p.A. (Italy)	263	12,008	13,096	(1,088)
NIKE, Inc., Class B	235	11,992	11,792	200
Under Armour, Inc., Class A (a)	323	12,155	10,045	2,110

	5,523	146,136	145,788	348

Total Consumer Discretionary	29,701	708,739	711,356	(2,617)

Consumer Staples — 0.1%
Beverages — 0.0% (g)
Anheuser-Busch InBev S.A./N.V. (Belgium) (a)	143	18,290	16,412	1,878
Brown-Forman Corp., Class B	270	12,147	12,466	(319)

	413	30,437	28,878	1,559

Food & Staples Retailing — 0.1%
Aeon Co., Ltd. (Japan)	900	12,224	12,438	(214)
Casey’s General Stores, Inc.	140	16,010	15,819	191

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

40	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Food & Staples Retailing — continued
Cosmos Pharmaceutical Corp. (Japan)	100	21,738	21,761	(23)
Costco Wholesale Corp.	81	12,045	11,977	68
PriceSmart, Inc.	140	12,019	12,733	(714)
Tesco plc (United Kingdom) (a)	4,753	11,709	12,242	(533)

	6,114	85,745	86,970	(1,225)

Food Products — 0.0% (g)
Associated British Foods plc (United Kingdom)	405	12,144	12,182	(38)
Barry Callebaut AG (Switzerland) (a)	10	12,569	12,453	116
Calavo Growers, Inc.	196	12,632	11,593	1,039
Calbee, Inc. (Japan)	300	10,639	10,885	(246)
Kerry Group plc (Ireland), Class A	162	12,711	11,762	949
Kewpie Corp. (Japan)	400	10,987	11,360	(373)
Yakult Honsha Co., Ltd. (Japan)	300	13,081	13,987	(906)

	1,773	84,763	84,222	541

Household Products — 0.0% (g)
Pigeon Corp. (Japan)	400	11,431	11,253	178
Unicharm Corp. (Japan)	500	11,964	11,890	74

	900	23,395	23,143	252

Personal Products — 0.0% (g)
Avon Products, Inc. (a)	1,792	11,092	11,738	(646)
Beiersdorf AG (Germany)	140	12,423	12,342	81
Edgewell Personal Care Co. (a)	159	12,195	11,989	206
Kose Corp. (Japan)	100	9,481	9,123	358

	2,191	45,191	45,192	(1)

Tobacco — 0.0% (g)
Vector Group Ltd.	586	11,902	12,271	(369)

Total Consumer Staples	11,977	281,433	280,676	757

Energy — 0.1%
Energy Equipment & Services — 0.0% (g)
Saipem S.p.A. (Italy) (a)	25,802	11,693	10,610	1,083
Weatherford International plc (Switzerland) (a)	2,019	11,831	9,732	2,099

	27,821	23,524	20,342	3,182

Oil, Gas & Consumable Fuels — 0.1%
Anadarko Petroleum Corp.	196	12,252	11,650	602
Cheniere Energy, Inc. (a)	298	12,239	11,234	1,005
Chesapeake Energy Corp. (a)	2,016	11,824	11,108	716
Cobalt International Energy, Inc. (a)	9,647	9,198	9,108	90
Concho Resources, Inc. (a)	90	12,324	11,424	900
Continental Resources, Inc. (a)	236	12,222	11,543	679
Enbridge, Inc. (Canada)	280	12,063	12,091	(28)
EQT Corp.	194	12,789	12,804	(15)
Golar LNG Ltd. (Bermuda)	512	11,699	11,208	491
Gulfport Energy Corp. (a)	473	13,060	11,404	1,656
Keyera Corp. (Canada)	232	6,959	6,964	(5)
Kosmos Energy Ltd. (a)	2,014	12,346	10,493	1,853
Marathon Oil Corp.	845	11,982	11,137	845
Matador Resources Co. (a)	511	11,891	11,145	746
MEG Energy Corp. (Canada) (a)	2,763	11,724	11,268	456
Noble Energy, Inc.	346	12,203	11,927	276

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	41

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2016 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
Oasis Petroleum, Inc. (a)	1,080	12,128	11,329	799
PDC Energy, Inc. (a)	191	12,138	11,714	424
Rice Energy, Inc. (a)	520	13,177	11,487	1,690
RSP Permian, Inc. (a)	307	12,928	11,083	1,845
Seven Generations Energy Ltd. (Canada), Class A (a)	568	13,217	12,111	1,106
SM Energy Co.	324	12,545	10,896	1,649
Synergy Resources Corp. (a)	1,695	12,001	11,594	407
Tourmaline Oil Corp. (Canada) (a)	230	6,314	6,027	287
Tullow Oil plc (United Kingdom) (a)	3,498	11,887	11,294	593
WPX Energy, Inc. (a)	1,002	12,445	10,882	1,563

	30,068	305,555	284,925	20,630

Total Energy	57,889	329,079	305,267	23,812

Financials — 0.1%
Banks — 0.0% (g)
Banco Popular Espanol S.A. (Spain)	9,871	11,295	10,800	495
Bank of Ireland (Ireland) (a)	58,458	11,042	12,513	(1,471)
Bank of Kyoto Ltd. (The) (Japan)	2,000	13,860	14,667	(807)
Royal Bank of Scotland Group plc (United Kingdom) (a)	5,326	11,107	12,308	(1,201)
Standard Chartered plc (United Kingdom) (a)	1,406	11,329	12,226	(897)

	77,061	58,633	62,514	(3,881)

Capital Markets — 0.1%
Azimut Holding S.p.A. (Italy)	732	11,790	11,750	40
CBOE Holdings, Inc.	146	9,429	9,229	200
Charles Schwab Corp. (The)	378	11,979	11,983	(4)
Financial Engines, Inc.	448	12,208	12,387	(179)
Hargreaves Lansdown plc (United Kingdom)	852	12,045	12,079	(34)
ICAP plc (United Kingdom)	2,065	11,704	12,244	(540)
Interactive Brokers Group, Inc., Class A	358	12,605	11,882	723
Julius Baer Group Ltd. (Switzerland) (a)	300	11,969	12,144	(175)
Moody’s Corp.	119	12,697	11,962	735
Platinum Asset Management Ltd. (Australia)	3,367	12,729	12,752	(23)
Schroders plc (United Kingdom)	352	11,817	12,116	(299)
Stifel Financial Corp. (a)	318	12,148	12,446	(298)
TD Ameritrade Holding Corp.	340	12,223	11,631	592

	9,775	155,343	154,605	738

Consumer Finance — 0.0% (g)
Aiful Corp. (Japan) (a)	4,100	12,001	12,470	(469)
LendingClub Corp. (a)	2,513	12,540	12,389	151
Provident Financial plc (United Kingdom)	324	11,868	11,681	187

	6,937	36,409	36,540	(131)

Diversified Financial Services — 0.0% (g)
Ackermans & van Haaren N.V. (Belgium)	89	11,814	12,353	(539)
ECN Capital Corp. (Canada) (a)	1,434	3,150	3,133	17
Element Fleet Management Corp. (Canada)	1,239	11,805	12,073	(268)
Onex Corp. (Canada)	192	11,821	12,419	(598)
Wendel S.A. (France)	108	12,396	12,425	(29)

	3,062	50,986	52,403	(1,417)

Insurance — 0.0% (g)
Japan Post Holdings Co., Ltd. (Japan)	1,000	12,368	12,729	(361)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

42	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Insurance — continued
Sony Financial Holdings, Inc. (Japan)	900	12,024	12,640	(616)
St. James’s Place plc (United Kingdom)	1,055	11,842	12,184	(342)

	2,955	36,234	37,553	(1,319)

Thrifts & Mortgage Finance — 0.0% (g)
PHH Corp. (a)	800	11,984	11,616	368

Total Financials	100,590	349,589	355,231	(5,642)

Health Care — 0.1%
Health Care Equipment & Supplies — 0.1%
Asahi Intecc Co. Ltd. (Japan)	300	12,981	12,993	(12)
DexCom, Inc. (a)	148	12,132	11,579	553
Endologix, Inc. (a)	968	11,761	10,125	1,636
Insulet Corp. (a)	301	11,840	11,173	667
Neogen Corp. (a)	232	12,233	12,224	9
NxStage Medical, Inc. (a)	521	12,400	11,847	553
Olympus Corp. (Japan)	300	10,539	10,694	(155)
Wright Medical Group N.V. (Netherlands) (a)	492	11,577	10,780	797
Zeltiq Aesthetics, Inc. (a)	321	12,487	10,625	1,862

	3,583	107,950	102,040	5,910

Health Care Providers & Services — 0.0% (g)
Acadia Healthcare Co., Inc. (a)	270	11,729	9,709	2,020
Diplomat Pharmacy, Inc. (a)	425	11,811	9,848	1,963
Healthscope Ltd. (Australia)	7,041	15,526	11,811	3,715

	7,736	39,066	31,368	7,698

Health Care Technology — 0.0% (g)
athenahealth, Inc. (a)	120	12,451	12,398	53
Medidata Solutions, Inc. (a)	147	7,276	7,055	221

	267	19,727	19,453	274

Life Sciences Tools & Services — 0.0% (g)
Eurofins Scientific SE (Luxembourg)	26	11,945	11,816	129
MorphoSys AG (Germany) (a)	276	12,494	12,256	238

	302	24,439	24,072	367

Pharmaceuticals — 0.0% (g)
Cempra, Inc. (a)	513	11,220	9,298	1,922
Medicines Co. (The) (a)	330	11,817	10,874	943
Nektar Therapeutics (a)	918	14,385	11,383	3,002
Pacira Pharmaceuticals, Inc. (a)	351	11,811	11,162	649
Takeda Pharmaceutical Co., Ltd. (Japan)	300	13,813	13,417	396
TherapeuticsMD, Inc. (a)	1,968	12,123	11,296	827

	4,380	75,169	67,430	7,739

Total Health Care	16,268	266,351	244,363	21,988

Industrials — 0.2%
Aerospace & Defense — 0.0% (g)
Airbus Group SE (France)	205	11,863	12,173	(310)
Bombardier, Inc. (Canada), Class B (a)	9,112	11,814	12,092	(278)
Cobham plc (United Kingdom)	7,237	14,350	12,627	1,723
Finmeccanica S.p.A. (Italy) (a)	996	11,513	12,128	(615)
Hexcel Corp.	274	11,519	12,464	(945)
Rolls-Royce Holdings plc (United Kingdom) (a)	85,100	—	104	(104)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	43

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2016 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Aerospace & Defense — continued
Rolls-Royce Holdings plc (United Kingdom) (a)	1,342	12,705	11,913	792
TASER International, Inc. (a)	121	2,773	2,708	65
Zodiac Aerospace (France)	517	12,193	12,564	(371)

	104,904	88,730	88,773	(43)

Air Freight & Logistics — 0.0% (g)
Bollore S.A. (France) (a)	5	—	18	(18)
Bollore S.A. (France)	3,692	12,196	12,155	41
Yamato Holdings Co., Ltd. (Japan)	500	11,299	11,392	(93)

	4,197	23,495	23,565	(70)

Airlines — 0.0% (g)
American Airlines Group, Inc.	305	11,767	12,383	(616)
Spirit Airlines, Inc. (a)	260	11,393	12,462	(1,069)

	565	23,160	24,845	(1,685)

Building Products — 0.0% (g)
Advanced Drainage Systems, Inc.	593	13,135	11,326	1,809
Armstrong World Industries, Inc. (a)	308	12,520	11,550	970
Nippon Sheet Glass Co., Ltd. (Japan) (a)	1,600	12,493	12,996	(503)

	2,501	38,148	35,872	2,276

Commercial Services & Supplies — 0.0% (g)
Brambles Ltd. (Australia)	1,360	12,383	11,907	476
Covanta Holding Corp.	818	12,270	12,270	—
G4S plc (United Kingdom)	4,361	12,504	11,714	790
Rollins, Inc.	433	12,206	13,345	(1,139)
Societe BIC S.A. (France)	87	12,358	12,059	299
Sohgo Security Services Co., Ltd. (Japan)	200	10,109	9,109	1,000
Stericycle, Inc. (a)	164	12,167	13,135	(968)
Team, Inc. (a)	382	11,727	11,746	(19)

	7,805	95,724	95,285	439

Construction & Engineering — 0.0% (g)
Balfour Beatty plc (United Kingdom)	688	2,289	2,281	8
Ferrovial S.A. (Spain)	588	11,775	11,423	352
OCI N.V. (Netherlands) (a)	896	11,939	12,437	(498)

	2,172	26,003	26,141	(138)

Electrical Equipment — 0.0% (g)
AMETEK, Inc.	270	12,271	11,907	364
Mabuchi Motor Co., Ltd. (Japan)	200	11,287	11,626	(339)
Melrose Industries plc (United Kingdom)	6,024	12,556	12,432	124
Nidec Corp. (Japan)	100	9,207	9,676	(469)
Sensata Technologies Holding N.V. (a)	325	12,223	11,612	611

	6,919	57,544	57,253	291

Industrial Conglomerates — 0.0% (g)
Roper Technologies, Inc.	72	12,172	12,305	(133)
Machinery — 0.1%
Alstom S.A. (France) (a)	466	12,156	12,522	(366)
Deere & Co.	141	12,192	12,450	(258)
DMG Mori Co., Ltd. (Japan)	1,600	16,967	16,970	(3)
FANUC Corp. (Japan)	100	18,140	18,309	(169)
Flowserve Corp.	280	12,071	11,858	213

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

44	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Machinery — continued
Konecranes OYJ (Finland)	348	12,093	11,854	239
Middleby Corp. (The) (a)	105	12,191	11,771	420
OC Oerlikon Corp. AG (Switzerland) (a)	1,279	12,445	12,024	421
Proto Labs, Inc. (a)	227	12,408	10,147	2,261
Wartsila OYJ Abp (Finland)	275	12,194	11,884	310

	4,821	132,857	129,789	3,068

Professional Services — 0.0% (g)
Advisory Board Co. (The) (a)	286	12,438	11,383	1,055
Capita plc (United Kingdom)	1,160	8,281	8,303	(22)
Verisk Analytics, Inc. (a)	149	11,841	12,151	(310)

	1,595	32,560	31,837	723

Road & Rail — 0.1%
AMERCO	37	12,329	11,928	401
Aurizon Holdings Ltd. (Australia)	3,327	12,326	12,326	—
Avis Budget Group, Inc. (a)	385	12,139	12,459	(320)
Canadian Pacific Railway Ltd. (Canada)	84	12,366	12,008	358
Genesee & Wyoming, Inc., Class A (a)	179	12,310	12,161	149
Heartland Express, Inc.	672	12,130	12,365	(235)
Hertz Global Holdings, Inc. (a)	337	11,263	11,178	85
Kansas City Southern	134	12,691	11,760	931
Keio Corp. (Japan)	1,000	8,122	8,277	(155)
Kintetsu Group Holdings Co., Ltd. (Japan)	3,000	11,869	12,109	(240)
Knight Transportation, Inc.	439	11,901	12,841	(940)
Odakyu Electric Railway Co., Ltd. (Japan)	600	12,550	12,242	308
Old Dominion Freight Line, Inc. (a)	173	12,072	12,920	(848)

	10,367	154,068	154,574	(506)

Trading Companies & Distributors — 0.0% (g)
Ashtead Group plc (United Kingdom)	764	12,191	11,904	287
Brenntag AG (Germany)	221	12,391	11,815	576
Herc Holdings, Inc. (a)	112	3,396	3,382	14
MISUMI Group, Inc. (Japan)	700	13,345	12,767	578
Univar, Inc. (a)	546	11,728	12,148	(420)

	2,343	53,051	52,016	1,035

Transportation Infrastructure — 0.0% (g)
Abertis Infraestructuras S.A. (Spain)	816	12,236	12,095	141
Aeroports de Paris (France)	124	11,891	12,525	(634)
Groupe Eurotunnel SE (France)	1,369	12,653	12,813	(160)
Macquarie Infrastructure Corp.	147	12,135	12,026	109
Mitsubishi Logistics Corp. (Japan)	1,000	13,702	13,537	165
Qube Holdings Ltd. (Australia)	7,111	12,388	12,038	350

	10,567	75,005	75,034	(29)

Total Industrials	158,828	812,517	807,289	5,228

Information Technology — 0.2%
Communications Equipment — 0.0% (g)
EchoStar Corp., Class A (a)	262	12,023	12,246	(223)
Nokia OYJ (Finland)	2,468	12,209	11,019	1,190
Palo Alto Networks, Inc. (a)	80	11,680	12,306	(626)
ViaSat, Inc. (a)	167	12,123	11,800	323

	2,977	48,035	47,371	664

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	45

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2016 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Electronic Equipment, Instruments & Components — 0.0% (g)
Hamamatsu Photonics KK (Japan)	400	12,055	12,103	(48)
Japan Display, Inc. (Japan) (a)	6,000	11,203	11,812	(609)
OSI Systems, Inc. (a)	181	11,991	12,694	(703)
Topcon Corp. (Japan)	900	12,133	13,579	(1,446)
Zebra Technologies Corp., Class A (a)	190	12,403	12,510	(107)

	7,671	59,785	62,698	(2,913)

Internet Software & Services — 0.1%
2U, Inc. (a)	335	11,765	11,678	87
Benefitfocus, Inc. (a)	321	12,776	10,432	2,344
comScore, Inc. (a)	408	12,089	11,746	343
Cornerstone OnDemand, Inc. (a)	287	11,535	11,853	(318)
CoStar Group, Inc. (a)	57	11,850	10,666	1,184
Envestnet, Inc. (a)	328	11,673	11,595	78
New Relic, Inc. (a)	330	11,708	12,029	(321)
Pandora Media, Inc. (a)	926	11,464	10,492	972
Yelp, Inc. (a)	356	13,044	11,627	1,417

	3,348	107,904	102,118	5,786

IT Services — 0.0% (g)
CSRA, Inc.	467	12,091	11,717	374
EPAM Systems, Inc. (a)	185	11,956	11,909	47
InterXion Holding N.V. (Netherlands) (a)	318	11,868	11,839	29
Worldpay Group plc (United Kingdom)	3,128	11,065	10,871	194

	4,098	46,980	46,336	644

Semiconductors & Semiconductor Equipment — 0.0% (g)
Advanced Micro Devices, Inc. (a)	1,803	12,026	13,036	(1,010)
ams AG (Austria)	402	12,608	11,256	1,352
Cree, Inc. (a)	534	13,243	11,908	1,335
Veeco Instruments, Inc. (a)	570	12,341	12,369	(28)

	3,309	50,218	48,569	1,649

Software — 0.1%
Autodesk, Inc. (a)	169	11,636	12,215	(579)
Barracuda Networks, Inc. (a)	509	12,750	11,870	880
FireEye, Inc. (a)	994	12,306	11,550	756
Fortinet, Inc. (a)	388	12,012	12,439	(427)
Globant S.A. (Luxembourg) (a)	264	11,526	11,484	42
Guidewire Software, Inc. (a)	210	12,153	12,064	89
HubSpot, Inc. (a)	228	11,742	11,959	(217)
Imperva, Inc. (a)	263	12,335	9,705	2,630
Mobileye N.V. (Israel) (a)	332	12,277	12,344	(67)
Pegasystems, Inc.	393	11,535	12,144	(609)
Proofpoint, Inc. (a)	155	10,897	12,149	(1,252)
PTC, Inc. (a)	263	11,959	12,477	(518)
RingCentral, Inc., Class A (a)	558	11,885	11,551	334
salesforce.com, Inc. (a)	163	11,871	12,251	(380)
ServiceNow, Inc. (a)	151	11,271	13,274	(2,003)
Splunk, Inc. (a)	206	11,719	12,399	(680)
Tableau Software, Inc., Class A (a)	251	11,847	12,060	(213)
Tyler Technologies, Inc. (a)	74	12,403	11,870	533
Workday, Inc., Class A (a)	138	11,879	11,962	(83)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

46	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Software — continued
Zendesk, Inc. (a)	452	12,046	11,883	163

	6,161	238,049	239,650	(1,601)

Technology Hardware, Storage & Peripherals — 0.0% (g)
Nimble Storage, Inc. (a)	1,520	12,069	11,598	471
Pure Storage, Inc., Class A (a)	976	12,083	12,044	39
Ricoh Co., Ltd. (Japan)	1,400	12,214	11,410	804
Stratasys Ltd. (a)	550	11,324	10,516	808

	4,446	47,690	45,568	2,122

Total Information Technology	32,010	598,661	592,310	6,351

Materials — 0.1%
Chemicals — 0.1%
Air Liquide S.A. (France)	121	12,229	12,295	(66)
Air Water, Inc. (Japan)	700	12,566	13,097	(531)
Axalta Coating Systems Ltd., (Bermuda) (a)	464	12,250	11,656	594
CF Industries Holdings, Inc.	478	10,803	11,477	(674)
Essentra plc (United Kingdom)	1,983	12,803	12,360	443
Ferro Corp. (a)	901	12,028	11,677	351
FMC Corp.	256	11,881	12,004	(123)
K+S AG (Germany)	622	11,846	12,595	(749)
Methanex Corp. (Canada)	324	11,682	11,776	(94)
Nippon Kayaku Co., Ltd. (Japan)	1,000	10,876	11,523	(647)
Potash Corp of Saskatchewan, Inc. (Canada)	738	11,407	12,000	(593)
Sensient Technologies Corp.	165	11,903	12,294	(391)
Tokyo Ohka Kogyo Co., Ltd. (Japan)	400	14,168	14,175	(7)
Victrex plc (United Kingdom)	566	12,199	12,120	79
WR Grace & Co.	174	11,924	11,651	273

	8,892	180,565	182,700	(2,135)

Construction Materials — 0.0% (g)
Summit Materials, Inc., Class A (a)	634	12,040	11,881	159
Metals & Mining — 0.0% (g)
Acerinox S.A. (Spain)	956	11,781	11,764	17
Alumina Ltd. (Australia)	10,452	12,396	12,562	(166)
Anglo American plc (United Kingdom) (a)	940	11,651	13,046	(1,395)
Antofagasta plc (Chile)	1,907	12,070	12,684	(614)
Compass Minerals International, Inc.	172	12,306	12,358	(52)
First Quantum Minerals Ltd. (Canada)	1,405	11,067	13,345	(2,278)
Franco-Nevada Corp. (Canada)	192	12,139	12,567	(428)
Fresnillo plc (Mexico)	621	12,222	12,494	(272)
Hecla Mining Co.	2,146	12,017	12,855	(838)
Independence Group NL (Australia)	1,560	5,080	5,043	37
Kobe Steel Ltd. (Japan) (a)	1,500	12,100	12,378	(278)
Outokumpu OYJ (Finland) (a)	1,736	11,785	12,103	(318)
Stillwater Mining Co. (a)	962	11,592	12,814	(1,222)
thyssenkrupp AG (Germany)	497	11,919	11,532	387

	25,046	160,125	167,545	(7,420)

Paper & Forest Products — 0.0% (g)
West Fraser Timber Co., Ltd. (Canada)	422	12,303	14,448	(2,145)

Total Materials	34,994	365,033	376,574	(11,541)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	47

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2016 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Real Estate — 0.0% (g)
Real Estate Management & Development — 0.0% (g)
Aeon Mall Co., Ltd. (Japan)	800	11,247	11,880	(633)
Capital & Counties Properties plc (United Kingdom)	3,452	11,732	12,173	(441)
Mitsui Fudosan Co., Ltd. (Japan)	1,000	20,238	22,774	(2,536)
Realogy Holdings Corp.	492	11,946	11,262	684

	5,744	55,163	58,089	(2,926)

Total Real Estate	5,744	55,163	58,089	(2,926)

Telecommunication Services — 0.0% (g)
Diversified Telecommunication Services — 0.0% (g)
Euskaltel S.A. (Spain) (a)	1,204	11,712	12,115	(403)
Iliad S.A. (France)	61	12,046	12,788	(742)
Inmarsat plc (United Kingdom)	1,467	12,643	12,584	59
SFR Group S.A. (France)	443	11,543	11,939	(396)
Telecom Italia S.p.A (Italy) (a)	14,154	11,386	12,304	(918)
Vivendi S.A. (France)	605	12,011	12,246	(235)
Zayo Group Holdings, Inc. (a)	385	12,027	12,389	(362)

	18,319	83,368	86,365	(2,997)

Wireless Telecommunication Services — 0.0% (g)
SoftBank Group Corp. (Japan)	200	12,866	12,597	269
Sprint Corp. (a)	1,813	12,546	11,168	1,378

	2,013	25,412	23,765	1,647

Total Telecommunication Services	20,332	108,780	110,130	(1,350)

Utilities — 0.1%
Electric Utilities — 0.0% (g)
Chugoku Electric Power Co., Inc. (The) (Japan)	1,000	11,526	11,701	(175)
Hokkaido Electric Power Co., Inc. (Japan)	1,500	11,824	11,408	416
Hokuriku Electric Power Co. (Japan)	1,000	11,392	11,359	33

	3,500	34,742	34,468	274

Independent Power & Renewable Electricity Producers — 0.1%
Calpine Corp. (a)	971	12,264	11,555	709
Dynegy, Inc. (a)	1,017	12,723	10,831	1,892
Pattern Energy Group, Inc.	538	11,809	12,024	(215)
TransAlta Corp. (Canada)	2,733	11,929	12,042	(113)

	5,259	48,725	46,452	2,273

Multi-Utilities — 0.0% (g)
Canadian Utilities Ltd. (Canada), Class A	439	12,150	12,545	(395)
Dominion Resources, Inc.	168	12,236	12,633	(397)
Sempra Energy	116	12,117	12,424	(307)

	723	36,503	37,602	(1,099)

Water Utilities — 0.0% (g)
American States Water Co.	320	12,201	12,794	(593)
Pennon Group plc (United Kingdom)	1,208	12,308	12,328	(20)
United Utilities Group plc (United Kingdom)	1,073	12,279	12,334	(55)

	2,601	36,788	37,456	(668)

Total Utilities	12,083	156,758	155,978	780

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

48	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Right
Industrials — 0.0% (g)
Construction & Engineering — 0.0% (g)
Ferrovial S.A. (Spain) (a)	588	—	252	(252)

Total Short Positions of Total Return Basket Swap	481,004	4,032,103	3,997,515	34,588

Total of Long and Short Positions of Total Return Basket Swap	172,795	979,603	1,017,774	38,171

Cash and Other Receivables/(Payables) (4)				(4,763)

Financing Costs				(1,809)

Net Dividends Receivable/(Payable)				8,709

Outstanding Swap contract, at value				40,308

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions

Common Stocks
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.0% (g)
Tatts Group Ltd. (Australia)	17,870	55,744	55,085	(659)
Media — 0.1%
Media General, Inc. (a)	1,906	33,698	32,116	(1,582)
Starz, Class A (a)	1,520	46,345	47,819	1,474
Time Warner, Inc.	962	83,530	85,609	2,079

	4,388	163,573	165,544	1,971

Total Consumer Discretionary	22,258	219,317	220,629	1,312

Consumer Staples — 0.0% (g)
Tobacco — 0.0% (g)
Reynolds American, Inc.	769	42,549	42,357	(192)
Energy — 0.0% (g)
Oil, Gas & Consumable Fuels — 0.0% (g)
Suncor Energy, Inc. (Canada)	1	28	30	2
Financials — 0.1%
Banks — 0.0% (g)
PrivateBancorp, Inc.	1,226	55,979	55,464	(515)
Yadkin Financial Corp.	411	10,695	11,401	706

	1,637	66,674	66,865	191

Capital Markets — 0.1%
London Stock Exchange Group plc (United Kingdom)	2,707	93,168	92,982	(186)
SVG Capital plc (United Kingdom) (a)	413	3,477	3,549	72

	3,120	96,645	96,531	(114)

Thrifts & Mortgage Finance — 0.0% (g)
Astoria Financial Corp.	5,459	77,354	79,865	2,511

Total Financials	10,216	240,673	243,261	2,588

Health Care — 0.0% (g)
Health Care Equipment & Supplies — 0.0% (g)
LivaNova plc (United Kingdom) (a)	3	170	170	—
St. Jude Medical, Inc.	788	61,196	61,338	142

	791	61,366	61,508	142

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	49

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2016 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Health Care Providers & Services — 0.0% (g)
Cigna Corp.	149	17,677	17,706	29

Total Health Care	940	79,043	79,214	171

Industrials — 0.0% (g)
Aerospace & Defense — 0.0% (g)
B/E Aerospace, Inc.	1,435	85,472	85,411	(61)
Information Technology — 0.1%
Semiconductors & Semiconductor Equipment — 0.1%
KLA-Tencor Corp.	2,083	149,955	156,454	6,499
Linear Technology Corp.	1,401	82,631	84,144	1,513

	3,484	232,586	240,598	8,012

Total Information Technology	3,484	232,586	240,598	8,012

Materials — 0.1%
Chemicals — 0.1%
Syngenta AG (Switzerland) (a)	277	114,444	110,262	(4,182)
Metals & Mining — 0.0% (g)
Newmarket Gold, Inc. (Canada) (a)	1,890	5,066	5,580	514

Total Materials	2,167	119,510	115,842	(3,668)

Telecommunication Services — 0.0% (g)
Diversified Telecommunication Services — 0.0% (g)
Manitoba Telecom Services, Inc. (Canada)	571	15,876	15,960	84
Utilities — 0.0% (g)
Electric Utilities — 0.0% (g)
Fortis, Inc. (Canada)	22	657	724	67
Westar Energy, Inc.	1,453	83,257	83,286	29

	1,475	83,914	84,010	96

Total Utilities	1,475	83,914	84,010	96

Total Long Positions of Total Return Basket Swap	43,316	1,118,968	1,127,312	8,344

Short Positions

Common Stocks
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Marriott International, Inc., Class A	1,012	67,723	69,524	(1,801)
Tabcorp Holdings Ltd. (Australia)	14,153	52,498	51,998	500

	15,165	120,221	121,522	(1,301)

Media — 0.0% (g)
Lions Gate Entertainment Corp.	208	3,864	4,235	(371)
Nexstar Broadcasting Group, Inc., Class A	236	12,305	11,517	788

	444	16,169	15,752	417

Total Consumer Discretionary	15,609	136,390	137,274	(884)

Consumer Staples — 0.0% (g)
Tobacco — 0.0% (g)
British American Tobacco plc (United Kingdom)	419	24,214	24,014	200
Financials — 0.1%
Banks — 0.0% (g)
Canadian Imperial Bank of Commerce (Canada)	444	33,157	33,268	(111)
FNB Corp.	878	10,677	11,475	(798)

	1,322	43,834	44,743	(909)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

50	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Capital Markets — 0.1%
Deutsche Boerse AG (Germany) (a)	668	51,047	52,163	(1,116)
Deutsche Boerse AG (Germany)	516	38,101	38,584	(483)

	1,184	89,148	90,747	(1,599)

Thrifts & Mortgage Finance — 0.0% (g)
New York Community Bancorp, Inc.	5,404	74,846	77,601	(2,755)

Total Financials	7,910	207,828	213,091	(5,263)

Health Care — 0.0% (g)
Health Care Equipment & Supplies — 0.0% (g)
Abbott Laboratories	679	27,561	26,644	917
Health Care Providers & Services — 0.0% (g)
Anthem, Inc.	75	8,871	9,139	(268)

Total Health Care	754	36,432	35,783	649

Information Technology — 0.0% (g)
Semiconductors & Semiconductor Equipment — 0.0% (g)
Analog Devices, Inc.	322	19,867	20,640	(773)
Lam Research Corp.	1,031	101,100	99,863	1,237

	1,353	120,967	120,503	464

Total Information Technology	1,353	120,967	120,503	464

Materials — 0.0% (g)
Metals & Mining — 0.0% (g)
Kirkland Lake Gold, Inc. (Canada) (a)	888	5,146	6,157	(1,011)
Telecommunication Services — 0.0% (g)
Diversified Telecommunication Services — 0.0% (g)
AT&T, Inc.	1,368	50,336	50,329	7
BCE, Inc. (Canada)	210	9,424	9,541	(117)

	1,578	59,760	59,870	(110)

Total Telecommunication Services	1,578	59,760	59,870	(110)

Total Short Positions of Total Return Basket Swap	28,511	590,737	596,692	(5,955)

Total of Long and Short Positions of Total Return Basket Swap	14,805	528,231	530,620	2,389

Cash and Other Receivables/(Payables) (4)				(2,672)

Financing Costs				(281)

Net Dividends Receivable/(Payable)				90

Outstanding Swap contract, at value				(474)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions

Common Stocks
Consumer Discretionary — 0.9%
Media — 0.5%
ITV plc (United Kingdom)	221,136	468,834	461,013	(7,821)
JCDecaux S.A. (France)	2,559	79,534	78,259	(1,275)
Publicis Groupe S.A. (France)	17,447	1,210,132	1,196,860	(13,272)

	241,142	1,758,500	1,736,132	(22,368)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	51

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2016 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Specialty Retail — 0.1%
Sports Direct International plc (United Kingdom) (a)	33,969	117,169	114,859	(2,310)
Textiles, Apparel & Luxury Goods — 0.3%
Burberry Group plc (United Kingdom)	30,235	536,604	545,291	8,687
LVMH Moet Hennessy Louis Vuitton SE (France)	2,844	524,797	517,782	(7,015)

	33,079	1,061,401	1,063,073	1,672

Total Consumer Discretionary	308,190	2,937,070	2,914,064	(23,006)

Financials — 0.9%
Banks — 0.7%
Barclays plc (United Kingdom)	193,780	434,412	448,951	14,539
BNP Paribas S.A. (France)	17,976	1,007,965	1,042,308	34,343
Societe Generale S.A. (France)	23,967	916,205	934,893	18,688

	235,723	2,358,582	2,426,152	67,570

Capital Markets — 0.0% (g)
Anima Holding S.p.A. (Italy)	5,511	25,662	26,848	1,186
Insurance — 0.2%
Admiral Group plc (United Kingdom)	5,499	132,383	128,837	(3,546)
RSA Insurance Group plc (United Kingdom)	77,829	542,028	525,474	(16,554)

	83,328	674,411	654,311	(20,100)

Total Financials	324,562	3,058,655	3,107,311	48,656

Health Care — 0.0% (g)
Health Care Equipment & Supplies — 0.0% (g)
Smith & Nephew plc (United Kingdom)	3,561	53,742	51,479	(2,263)
Industrials — 0.4%
Airlines — 0.2%
Ryanair Holdings plc (Ireland) (a)	58,569	818,992	811,732	(7,260)
Industrial Conglomerates — 0.2%
Smiths Group plc (United Kingdom)	31,268	549,563	541,817	(7,746)

Total Industrials	89,837	1,368,555	1,353,549	(15,006)

Materials — 0.8%
Chemicals — 0.3%
Croda International plc (United Kingdom)	7,719	342,293	330,101	(12,192)
Syngenta AG (Switzerland)	2,209	948,205	883,967	(64,238)

	9,928	1,290,498	1,214,068	(76,430)

Construction Materials — 0.5%
LafargeHolcim Ltd. (Switzerland) (a)	29,522	1,590,185	1,574,725	(15,460)

Total Materials	39,450	2,880,683	2,788,793	(91,890)

Telecommunication Services — 0.3%
Diversified Telecommunication Services — 0.3%
Iliad S.A. (France)	4,099	827,896	859,294	31,398

Total Long Positions of Total Return Basket Swap	769,699	11,126,601	11,074,490	(52,111)

Short Positions

Common Stocks
Consumer Discretionary — 0.8%
Media — 0.1%
WPP plc (United Kingdom)	17,690	379,988	384,104	(4,116)
Multiline Retail — 0.3%
Marks & Spencer Group plc (United Kingdom)	179,464	744,023	746,712	(2,689)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

52	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Specialty Retail — 0.2%
Industria de Diseno Textil S.A. (Spain)	15,342	554,473	535,319	19,154
JD Sports Fashion plc (United Kingdom)	6,308	120,361	117,281	3,080

	21,650	674,834	652,600	22,234

Textiles, Apparel & Luxury Goods — 0.2%
adidas AG (Germany)	2,886	505,064	474,152	30,912
Kering (France)	1,152	239,885	255,593	(15,708)

	4,038	744,949	729,745	15,204

Total Consumer Discretionary	222,842	2,543,794	2,513,161	30,633

Consumer Staples — 0.1%
Food & Staples Retailing — 0.1%
Koninklijke Ahold Delhaize N.V. (Netherlands)	20,228	464,901	461,450	3,451
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Eni S.p.A. (Italy)	18,660	281,245	270,799	10,446
Health Care — 0.1%
Pharmaceuticals — 0.1%
GlaxoSmithKline plc (United Kingdom)	11,165	227,595	220,557	7,038
Roche Holding AG (Switzerland)	530	124,519	121,731	2,788

	11,695	352,114	342,288	9,826

Total Health Care	11,695	352,114	342,288	9,826

Industrials — 0.2%
Airlines — 0.1%
Deutsche Lufthansa AG (Germany)	13,652	169,146	174,734	(5,588)
Trading Companies & Distributors — 0.1%
Bunzl plc (United Kingdom)	12,895	361,234	346,196	15,038

Total Industrials	26,547	530,380	520,930	9,450

Materials — 0.1%
Chemicals — 0.1%
Givaudan S.A. (Switzerland)	195	381,300	377,143	4,157
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
Deutsche Telekom AG (Germany)	21,222	337,554	346,242	(8,688)
Orange S.A. (France)	21,109	324,863	332,122	(7,259)

	42,331	662,417	678,364	(15,947)

Total Telecommunication Services	42,331	662,417	678,364	(15,947)

Utilities — 0.0% (g)
Electric Utilities — 0.0% (g)
Electricite de France S.A. (France)	7,973	85,238	89,379	(4,141)
Exchange Traded Fund
International Equity — 2.0%
SPDR Euro STOXX 50 ETF	205,888	6,728,420	6,705,772	22,648

Total Short Positions of Total Return Basket Swap	556,359	12,029,809	11,959,286	70,523

Total of Long and Short Positions of Total Return Basket Swap	213,340	903,208	884,796	18,412

Cash and Other Receivables/(Payables) (4)				54,811

Financing Costs				(1,791)

Net Dividends Receivable/(Payable)				8,214

Outstanding Swap contract, at value				79,646

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	53

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2016 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions

Common Stocks
Industrials — 0.1%
Construction & Engineering — 0.0% (g)
Taisei Corp. (Japan)	22,232	167,053	166,630	(423)
Machinery — 0.1%
Komatsu Ltd. (Japan)	7,648	170,871	170,238	(633)
Mitsubishi Heavy Industries Ltd. (Japan)	38,402	164,564	164,278	(286)

	46,050	335,435	334,516	(919)

Total Industrials	68,282	502,488	501,146	(1,342)

Information Technology — 0.1%
Electronic Equipment, Instruments & Components — 0.1%
Hitachi Ltd. (Japan)	34,872	185,949	185,899	(50)

Total Long Positions of Total Return Basket Swap	103,154	688,437	687,045	(1,392)

Outstanding Swap contract, at value				(1,392)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions

Common Stocks
Consumer Discretionary — 0.0% (g)
Hotels, Restaurants & Leisure — 0.0% (g)
Tatts Group Ltd. (Australia)	26,327	81,309	81,155	(154)
Energy — 0.2%
Energy Equipment & Services — 0.2%
FMC Technologies, Inc. (a)	24,399	787,356	787,356	—
Oil, Gas & Consumable Fuels — 0.0% (g)
TonenGeneral Sekiyu KK (Japan)	3,562	35,188	35,073	(115)

Total Energy	27,961	822,544	822,429	(115)

Health Care — 0.3%
Health Care Providers & Services — 0.3%
Celesio AG (Germany)	32,529	912,179	912,179	—
Information Technology — 0.7%
Internet Software & Services — 0.0% (g)
Yahoo!, Inc. (a)	2,799	116,298	116,298	—
Semiconductors & Semiconductor Equipment — 0.7%
Hermes Microvision, Inc. (Taiwan)	52,989	2,341,304	2,335,916	(5,388)

Total Information Technology	55,788	2,457,602	2,452,214	(5,388)

Materials — 0.6%
Metals & Mining — 0.6%
thyssenkrupp AG (Germany)	83,970	1,944,035	1,948,364	4,329
Real Estate — 0.1%
Real Estate Management & Development — 0.1%
Conwert Immobilien Invest SE (Austria)	17,670	313,459	313,459	—
Telecommunication Services — 0.6%
Diversified Telecommunication Services — 0.6%
SFR Group S.A. (France)	25,056	674,978	675,294	316
Vivendi S.A. (France)	66,566	1,346,002	1,347,332	1,330

	91,622	2,020,980	2,022,626	1,646

Total Telecommunication Services	91,622	2,020,980	2,022,626	1,646

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

54	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Utilities — 0.2%
Multi-Utilities — 0.2%
E.ON SE (Germany)	85,788	628,328	628,728	400

Total Long Positions of Total Return Basket Swap	421,655	9,180,436	9,181,154	718

Short Positions

Common Stocks
Consumer Discretionary — 0.4%
Automobiles — 0.1%
Fiat Chrysler Automobiles N.V. (United Kingdom)	22,623	165,646	165,848	(202)
Hotels, Restaurants & Leisure — 0.0% (g)
Tabcorp Holdings Ltd. (Australia)	21,227	78,153	77,988	165
Media — 0.2%
Altice N.V. (Netherlands), Class A (a)	40,090	739,348	739,422	(74)
Textiles, Apparel & Luxury Goods — 0.1%
Cie Financiere Richemont S.A. (Switzerland)	6,400	411,662	411,455	207

Total Consumer Discretionary	90,340	1,394,809	1,394,713	96

Energy — 0.3%
Energy Equipment & Services — 0.3%
Technip S.A. (France)	12,210	808,698	810,377	(1,679)
Oil, Gas & Consumable Fuels — 0.0% (g)
JX Holdings, Inc. (Japan)	9,598	38,064	37,923	141

Total Energy	21,808	846,762	848,300	(1,538)

Industrials — 0.3%
Aerospace & Defense — 0.0% (g)
Rolls-Royce Holdings plc (United Kingdom) (a)	15,154	134,755	134,516	239
Rolls-Royce Holdings plc (United Kingdom) (a)	697,084	853	853	—

	712,238	135,608	135,369	239

Machinery — 0.3%
Kone OYJ (Finland), Class B	20,172	928,490	928,148	342

Total Industrials	732,410	1,064,098	1,063,517	581

Information Technology — 0.0% (g)
Internet Software & Services — 0.0% (g)
Alibaba Group Holding Ltd. (China) (a)	892	90,707	90,707	—
Real Estate — 0.1%
Real Estate Management & Development — 0.1%
Vonovia SE (Germany)	8,012	282,193	282,462	(269)
Telecommunication Services — 0.0% (g)
Diversified Telecommunication Services — 0.0% (g)
Proximus SADP (Belgium)	2,908	83,254	83,234	20
Preferred Stock
Consumer Discretionary — 0.0% (g)
Automobiles — 0.0% (g)
Volkswagen AG (Germany)	666	91,534	91,825	(291)

Total Short Positions of Total Return Basket Swap	857,036	3,853,357	3,854,758	(1,401)

Total of Long and Short Positions of Total Return Basket Swap	435,381	5,327,079	5,326,396	(683)

Outstanding Swap contract, at value				(683)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	55

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2016 (continued)

(1)	— Notional value represents the market value (including any fees or commissions) of the long and short positions as of the reset date.
(2)	— Current value represents market value as of October 31, 2016 of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(3)	— Value represents the unrealized gain(loss) of the positions subsequent to the swap reset.
(4)	— Cash and other receivables/(payables) includes the gains (or losses) realized from purchases and sales within the swap.
(a)	— Non-income producing security.
(g)	— Amount rounds to less than 0.05%.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

56	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2016

Multi-Manager Alternatives Fund
ASSETS:
Investments in non-affiliates, at value	$211,021,459
Investments in affiliates, at value	37,969,254

Total investment securities, at value	248,990,713
Restricted cash	13,823,631
Cash	68,413,460
Foreign currency, at value	4,542,469
Deposits at broker	103,966,413
Receivables:
Investment securities sold	6,905,730
Fund shares sold	337,414
Interest and dividends from non-affiliates	510,917
Dividends from affiliates	7,499
Tax reclaims	7,774
Variation margin on futures contracts	2,144,209
Unrealized appreciation on forward foreign currency exchange contracts	904,188
Variation Margin on Centrally Cleared Swaps	6,187
Outstanding swap contracts, at value	119,954
Due from counterparty for swap contracts	70,249

Total Assets	450,750,807

LIABILITIES:
Payables:
Foreign currency, due to broker, at value	3,109,116
Securities sold short, at value	100,870,649
Dividend expense to non-affiliates on securities sold short	93,929
Investment securities purchased	6,837,055
Interest expense to non-affiliates on securities sold short	55,556
Fund shares redeemed	98,219
Unrealized depreciation on forward foreign currency exchange contracts	588,498
Outstanding options written, at fair value	256,377
Outstanding swap contracts, at value	35,020
Accrued liabilities:
Investment advisory fees	448,524
Administration fees	2,891
Distribution fees	8,478
Shareholder servicing fees	54,393
Custodian and accounting fees	18,089
Trustees’ and Chief Compliance Officer’s fees	11,038
Other	239,260

Total Liabilities	112,727,092

Net Assets	$338,023,715

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	57

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2016 (continued)

Multi-Manager Alternatives Fund
NET ASSETS:
Paid-in-Capital	$339,543,998
Accumulated undistributed net investment loss	(672,109)
Accumulated net realized gains (losses)	(8,249,355)
Net unrealized appreciation (depreciation)	7,401,181

Total Net Assets	$338,023,715

Net Assets:
Class A	$35,983,688
Class C	1,179,133
Class R5	872,513
Class R6	19,520,890
Select Class	280,467,491

Total	$338,023,715

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,425,276
Class C	80,249
Class R5	58,251
Class R6	1,302,142
Select Class	18,801,777

Net Asset Value (a):
Class A — Redemption price per share	$14.84
Class C — Offering price per share (b)	14.69
Class R5 — Offering and redemption price per share	14.98
Class R6 — Offering and redemption price per share	14.99
Select Class — Offering and redemption price per share	14.92
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.66

Cost of investments in non-affiliates	$203,240,621
Cost of investments in affiliates	37,968,016
Cost of foreign currency	1,368,312
Proceeds from securities sold short	100,510,776
Premiums received on swaps	14,125
Premiums paid from options written	333,172

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

58	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2016

Multi-Manager Alternatives Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,581,096
Dividend income from affiliates	133,271
Interest income from non-affiliates	1,841,065
Interest income from affiliates	11,586
Foreign taxes withheld	(11,316)

Total investment income	4,555,702

EXPENSES:
Investment advisory fees	5,335,947
Administration fees	278,417
Distribution fees:
Class A	136,455
Class C	8,326
Shareholder servicing fees:
Class A	136,455
Class C	2,775
Class R5	345
Select Class	563,011
Custodian and accounting fees	584,117
Interest expense to non-affiliates	6,057
Interest expense to affiliates	5,859
Professional fees	213,799
Trustees’ and Chief Compliance Officer’s fees	36,501
Printing and mailing costs	78,377
Registration and filing fees	205,816
Transfer agency fees (See Note 2.H.)	11,144
Sub-transfer agency fees (See Note 2.H.)	65,622
Offering costs	4,112
Other	52,034
Dividend expense to non-affiliates on securities sold short	2,070,355
Interest expense to non-affiliates on securities sold short	684,539

Total expenses	10,480,063

Less fees waived	(1,844,014)
Less earnings credits	(2,504)
Less expense reimbursements	(237)

Net expenses	8,633,308

Net investment income (loss)	(4,077,606)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	5,164,611
Futures	(933,612)
Securities sold short	(9,036,804)
Foreign currency transactions	83,985
Options written	1,157,696
Swaps	2,754,223

Net realized gain (loss)	(809,901)

Distributions of capital gains received from investment company non-affiliates	4,162
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	3,095,611
Investments in affiliates	1,238
Futures	(722,345)
Foreign currency translations	503,840
Options Written	(41,304)
Securities sold short	(126,160)
Swaps	(70,096)

Change in net unrealized appreciation/depreciation	2,640,784

Net realized/unrealized gains (losses)	1,835,045

Change in net assets resulting from operations	$(2,242,561)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	59

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Multi-Manager Alternatives Fund
	Year Ended October 31, 2016	Period Ended October 31, 2015 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(4,077,606)	$(2,135,018)
Net realized gain (loss)	(809,901)	(768,730)
Distributions of capital gains received from investment company non-affiliates	4,162	2,084
Distributions of capital gains received from investment company affiliates	—	4
Change in net unrealized appreciation/depreciation	2,640,784	4,760,397

Change in net assets resulting from operations	(2,242,561)	1,858,737

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(838,711)	—
Class C
From net realized gains	(12,860)	—
Class R5
From net realized gains	(7,098)	—
Class R6
From net realized gains	(254,974)	—
Select Class
From net realized gains	(2,059,380)	—

Total distributions to shareholders	(3,173,023)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	130,220,545	210,860,017

NET ASSETS:
Change in net assets	124,804,961	212,718,754
Beginning of period	213,218,754	500,000

End of period	$338,023,715	$213,218,754

Accumulated undistributed net investment loss	$(672,109)	$(493,456)

(a)	Commencement of investment operations was November 3, 2014.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

60	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

	Multi-Manager Alternatives Fund
	Year Ended October 31, 2016	Period Ended October 31, 2015 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$24,363,673	$59,078,017
Distributions reinvested	838,496	—
Cost of shares redeemed	(45,298,416)	(1,701,708)

Change in net assets resulting from Class A capital transactions	$(20,096,247)	$57,376,309

Class C
Proceeds from shares issued	$677,594	$808,190
Distributions reinvested	12,234	—
Cost of shares redeemed	(314,408)	—

Change in net assets resulting from Class C capital transactions	$375,420	$808,190

Class R5
Proceeds from shares issued	$364,274	$480,030
Distributions reinvested	7,098	—

Change in net assets resulting from Class R5 capital transactions	$371,372	$480,030

Class R6
Proceeds from shares issued	$1,870,061	$19,650,633
Distributions reinvested	254,974	—
Cost of shares redeemed	(562,021)	(1,369,884)

Change in net assets resulting from Class R6 capital transactions	$1,563,014	$18,280,749

Select Class
Proceeds from shares issued	$190,485,099	$135,717,283
Distributions reinvested	1,927,752	—
Cost of shares redeemed	(44,405,865)	(1,802,544)

Change in net assets resulting from Select Class capital transactions	$148,006,986	$133,914,739

Total change in net assets resulting from capital transactions	$130,220,545	$210,860,017

(a)	Commencement of investment operations was November 3, 2014.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	61

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Multi-Manager Alternatives Fund
	Year Ended October 31, 2016	Period Ended October 31, 2015 (a)
SHARE TRANSACTIONS:
Class A
Issued	1,626,299	3,884,521
Reinvested	56,237	—
Redeemed	(3,030,823)	(112,291)

Change in Class A Shares	(1,348,287)	3,772,230

Class C
Issued	45,768	53,492
Reinvested	825	—
Redeemed	(21,169)	—

Change in Class C Shares	25,424	53,492

Class R5
Issued	24,444	32,000
Reinvested	474	—

Change in Class R5 Shares	24,918	32,000

Class R6
Issued	125,221	1,285,823
Reinvested	16,998	—
Redeemed	(37,418)	(89,815)

Change in Class R6 Shares	104,801	1,196,008

Select Class
Issued	12,734,779	8,995,583
Reinvested	128,860	—
Redeemed	(2,967,499)	(117,946)

Change in Select Class Shares	9,896,140	8,877,637

(a)	Commencement of investment operations was November 3, 2014.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

62	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	63

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Multi-Manager Alternatives Fund
Class A
Year Ended October 31, 2016	$15.23	$(0.24)		$0.06	$(0.18)	$(0.21)
November 3, 2014 (j) through October 31, 2015	15.00	(0.11	)(k)	0.34	0.23	—

Class C
Year Ended October 31, 2016	15.16	(0.31)		0.05	(0.26)	(0.21)
November 3, 2014 (j) through October 31, 2015	15.00	(0.39	)(k)	0.55	0.16	—

Class R5
Year Ended October 31, 2016	15.31	(0.17)		0.05	(0.12)	(0.21)
November 3, 2014 (j) through October 31, 2015	15.00	(0.26	)(k)	0.57	0.31	—

Class R6
Year Ended October 31, 2016	15.31	(0.16)		0.05	(0.11)	(0.21)
November 3, 2014 (j) through October 31, 2015	15.00	(0.18	)(k)	0.49	0.31	—

Select Class
Year Ended October 31, 2016	15.27	(0.20)		0.06	(0.14)	(0.21)
November 3, 2014 (j) through October 31, 2015	15.00	(0.28	)(k)	0.55	0.27	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 2.17% and 2.84% for the year ended October 31, 2016 and 2.30% and 3.80% for the period ended October 31, 2015, Class C are 2.67% and 3.36% for the year ended October 31, 2016 and 2.81% and 4.17% for the period ended October 31, 2015, Class R5 are 1.72% and 2.38% for the year ended October 31, 2016 and 1.85% and 3.21% for the period ended October 31, 2015, Class R6 are 1.67% and 2.27% for the year ended October 31, 2016 and 1.82% and 3.20% for the period ended October 31, 2015 and Select Class are 1.92% and 2.52% for the year ended October 31, 2016 and 2.06% and 3.40% for the period ended October 31, 2015, respectively.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Does not include expenses of Underlying Funds.
(i)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(j)	Commencement of operations.
(k)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(l)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2015.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

64	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (including dividend and interest expense for securities sold short) (f)(g)(h)		Net investment income (loss) (c)(h)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)(h)		Portfolio turnover rate (excluding securities sold short) (d)(i)	Portfolio turnover rate (including securities sold short) (d)(i)

$14.84	(1.17)%	$35,983,688	3.09%		(1.71)%		3.76%		244%	453%
15.23	1.53	57,491,369	3.15	(l)	(0.28	)(k)(l)	4.65	(l)	255	536

14.69	(1.71)	1,179,133	3.59		(2.10)		4.28		244	453
15.16	1.07	831,392	3.66	(l)	(2.59	)(k)(l)	5.02	(l)	255	536

14.98	(0.77)	872,513	2.64		(1.10)		3.30		244	453
15.31	2.07	510,243	2.70	(l)	(1.74	)(k)(l)	4.06	(l)	255	536

14.99	(0.70)	19,520,890	2.59		(1.11)		3.19		244	453
15.31	2.07	18,337,002	2.67	(l)	(0.85	)(k)(l)	4.05	(l)	255	536

14.92	(0.90)	280,467,491	2.84		(1.29)		3.44		244	453
15.27	1.80	136,048,748	2.91	(l)	(1.88	)(k)(l)	4.25	(l)	255	536

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	65

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016

1. Organization

JPMorgan Trust III (the “Trust”) was formed on November 14, 2013, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 13, 2013, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Multi-Manager Alternatives Fund	Class A, Class C, Class R5, Class R6 and Select Class	Non-Diversified

The Fund commenced investment operations on November 3, 2014. Prior to November 3, 2014, the Fund had no significant operations other than matters relating to the organization and registration of the Trust and the issuance of 1,333 shares each of Class A Shares, Class C Shares, Class R5 Shares and Class R6 Shares and 28,000 shares of Select Class Shares to J.P. Morgan Investment Management, Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). Prior to January 30, 2015, the Fund was not publicly offered for investment.

The investment objective of the Fund is to seek long-term capital appreciation by allocating the Fund’s assets primarily among multiple sub-advisers that use a variety of non-traditional or alternative investment strategies and techniques.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. No CDSC is imposed on Class C Share redemptions of the Fund if the shares were bought with proceeds from the sale of Class C Shares of a J.P. Morgan Fund.

JPMIM acts as sub-adviser and Administrator (the “Administrator”) to the Fund. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Fund’s administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Fund’s Administrator under the Administration Agreement.

Basis for Consolidation for the Fund

MMAC Holdings CS Ltd., (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on January 7, 2014 and is a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objective and policies as described in the Fund’s prospectus. As of October 31, 2016, net assets of the Fund were $338,023,715 of which $31,690,944, or approximately 9.4%, represented the Subsidiary’s net assets. Net realized losses in the Subsidiary amounted to $(852,821). The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to the Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may

66	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded investments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies excluding exchange-traded funds (“ETFs”) (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the tables on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at October 31, 2016.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the CSOI:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$30,731,226	$2,570,931	$—	$33,302,157
Consumer Staples	12,609,226	3,800,575	—	16,409,801
Energy	5,428,629	655,493	—	6,084,122
Financials	10,080,115	1,341,964	—	11,422,079
Health Care	14,174,088	51,479	—	14,225,567
Industrials	8,098,584	2,315,375	—	10,413,959
Information Technology	28,154,072	945,338	—	29,099,410
Materials	10,634,569	1,848,417	—	12,482,986
Real Estate	900,026	254,173	—	1,154,199
Telecommunication Services	1,182,833	1,939,808	—	3,122,641
Utilities	381,531	—	—	381,531

Total Common Stocks	122,374,899	15,723,553	—	138,098,452

Exchange-Traded Funds	1,088,691	—	—	1,088,691
Exchange-Traded Note	229,666	—	—	229,666
Investment Companies	2,436,209	—	—	2,436,209

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	67

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Stocks
Consumer Discretionary	$—	$964,845	$—	$964,845
Consumer Staples	30,828	—	—	30,828
Energy	869,648	—	—	869,648
Financials	20,288	869,132	—	889,420
Health Care	1,182,324	—	—	1,182,324
Information Technology	—	6,245	—	6,245
Materials	392,960	—	—	392,960
Real Estate	17,363	—	—	17,363
Telecommunication Services	53,981	—	—	53,981
Utilities	720,976	—	—	720,976

Total Preferred Stocks	3,288,368	1,840,222	—	5,128,590

Special Purpose Acquisition Companies	2,807,849	—	—	2,807,849
Debt Securities
Asset-Backed Securities	—	4,251,227	9,293,799	13,545,026
Collateralized Mortgage Obligations
Agency CMO	—	11,063,413	—	11,063,413
Non-Agency CMO	—	962,631	—	962,631

Total Collateralized Mortgage Obligations	—	12,026,044	—	12,026,044

Commercial Mortgage-Backed Securities	—	—	2,851,129	2,851,129
Convertible Bonds
Consumer Discretionary	—	1,021,277	—	1,021,277
Energy	—	1,215,999	—	1,215,999
Financials	—	41,228	—	41,228
Health Care	—	1,494,604	—	1,494,604
Industrials	—	45,865	—	45,865
Information Technology	—	6,530,358	—	6,530,358
Materials	—	823,124	—	823,124
Real Estate	—	13,914	—	13,914
Telecommunication Services	—	2,677,753	—	2,677,753
Utilities	—	288,285	—	288,285

Total Convertible Bonds	—	14,152,407	—	14,152,407

Corporate Bonds
Consumer Discretionary	—	627,800	—	627,800
Consumer Staples	—	598,500	—	598,500
Energy	—	1,673,967	—	1,673,967
Health Care	—	137,060	—	137,060
Industrials	—	1,168,267	—	1,168,267
Information Technology	—	962,000	—	962,000
Telecommunication Services	—	1,190,775	—	1,190,775
Utilities	—	2,933,193	—	2,933,193

Total Corporate Bonds	—	9,291,562	—	9,291,562

Warrants
Consumer Discretionary	694,508	—	—	694,508
Energy	52,072	—	—	52,072
Financials	3,366,954	1,252,924	—	4,619,878
Health Care	210,353	—	—	210,353
Industrials	440,262	—	—	440,262
Information Technology	125,978	—	—	125,978
Materials	292,540	1,424,758	—	1,717,298

Total Warrants	5,182,667	2,677,682	—	7,860,349

68	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Options Purchased
Call Option Purchased	$639,258	$26,548	$—	$665,806
Put Option Purchased	740,121	99,558	—	839,679

Total Options Purchased	1,379,379	126,106	—	1,505,485

Short-Term Investments
Investment Companies	37,969,254	—	—	37,969,254

Total Investments in Securities	$176,756,982	$60,088,803	$12,144,928	$248,990,713

Liabilities
Common Stocks
Consumer Discretionary	(15,159,324)	(1,863,219)	—	(17,022,543)
Consumer Staples	(2,675,661)	(790,141)	—	(3,465,802)
Energy	(2,918,364)	(665,324)	—	(3,583,688)
Financials	(11,419,504)	(219,496)	—	(11,639,000)
Health Care	(2,745,292)	—	—	(2,745,292)
Industrials	(5,644,650)	(620,043)	—	(6,264,693)
Information Technology	(12,552,785)	—	—	(12,552,785)
Materials	(2,184,443)	(44,664)	—	(2,229,107)
Real Estate	(1,371,628)	—	—	(1,371,628)
Telecommunication Services	(2,126,026)	(1,997,572)	—	(4,123,598)
Utilities	(1,269,369)	(67,400)	—	(1,336,769)

Total	(60,067,046)	(6,267,859)	—	(66,334,905)

Exchange-Traded Funds	(33,438,471)	—	—	(33,438,471)
Preferred Stocks
Consumer Discretionary	—	(536,474)	—	(536,474)
Financials	(48,484)	—	—	(48,484)

Total	(48,484)	(536,474)	—	(584,958)

Debt Securities
Convertible Bonds
Energy	—	(261,415)	—	(261,415)
Corporate Bonds
Materials	—	(250,900)	—	(250,900)

Total Liabilities for Securities Sold Short	$(93,554,001)	$(7,316,648)	$—	$(100,870,649)

Appreciation in Other Financial Instruments
Futures Contracts	$300,707	$249	$—	$300,956
Forward Foreign Currency Exchange Contracts	—	904,188	—	904,188
Swaps	—	119,954	—	119,954

Total Appreciation in Other Financial Instruments	$300,707	$1,024,391	$—	$1,325,098

Depreciation in Other Financial Instruments
Futures Contracts	$(732,694)	$(121,911)	$—	$(854,605)
Forward Foreign Currency Exchange Contracts	—	(588,498)	—	(588,498)
Options Written
Call Options Written	(108,210)	(2,539)	—	(110,749)
Put Options Written	(110,498)	(35,130)	—	(145,628)

Total Options Written	(218,708)	(37,669)	—	(256,377)

Swaps	—	(39,212)	—	(39,212)

Total Depreciation in Other Financial Instruments	$(951,402)	$(787,290)	$—	$(1,738,692)

Transfers between fair value levels are valued utilizing values as of the beginning of the year.

There were no significant transfers between level 1 and level 2 during the year ended October 31, 2016.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	69

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of October 31, 2015	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2016
Investments in Securities
Asset-Backed Securities	$—	$—	$286,589	$20,451	$9,152,767	$(166,008)	$—	$—	$9,293,799
Commercial Mortgage-Backed Securities	—	—	30,978	2,182	2,817,969	—	—	—	2,851,129

Total	$—	$—	$317,567	$22,633	$11,970,736	$(166,008)	$—	$—	$12,144,928

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The change in net unrealized appreciation (depreciation) attributable to securities owned at October 31, 2016, which were valued using significant unobservable inputs (level 3), was $317,567. This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Consolidated Statement of Operations (“CSOP”).

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at October 31, 2016	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$8,319,161	Discounted Cash Flow	Constant Prepayment Rate	1.00% - 10.00% (4.86%)
			Constant Default Rate	7.10% - 14.00% (10.06%)
			Yield (Discount Rate of Cash Flows)	3.57% - 4.04% (3.84%)
			Discount Margin	3.75% - 4.75% (4.29%)

Asset-Backed Securities	8,319,161

	2,851,129	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	3.82% - 5.24% (4.58%)

Commercial Mortgage-Backed Securities	2,851,129

Total	$11,170,290

#	The table above does not include certain level 3 investments that are valued by brokers and pricing services. At October 31, 2016, the value of these investments was $974,638. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

As of October 31, 2016, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A or Regulation S under the Securities Act.

C. Derivatives — The Fund used derivative instruments including options, futures, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gains to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded on the Consolidated Statement of Assets and Liabilities (“CSAL”).

70	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes C (1) — C (4) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities and currencies to manage and hedge equity risks within its portfolio and also to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the CSAL as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments in non-affiliates on the CSOP. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the CSAL as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of options written on the CSOP. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in options written during the year ended October 31, 2016 were as follows:

	Options
	Number of Contracts	Premiums Received
Options outstanding at October 31, 2015	2,938	$304,762
Options written	17,012	3,151,861
Options expired	(4,431)	(328,208)
Options closed	(14,490)	(2,795,243)

Options outstanding at October 31, 2016	1,029	$333,172

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Futures Contracts — The Fund used index, treasury or other financial futures contracts to more effectively manage the long and short equity exposures in the portfolio. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying instruments while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. The purchase of futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	71

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the CSOP. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the CSOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the CSOI and cash deposited is recorded on the CSAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The use of futures contracts exposes the Fund to interest risk, foreign exchange risk, commodities risk and equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding forward foreign currency exchange contracts with the counterparty in the form of cash. Cash collateral posted by the Fund is reported on the CSAL as Deposit at broker.

(4). Swaps — The Fund engaged in various swap transactions, including credit default and total return swaps, to manage credit and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively on the CSAL and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the CSAL at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the CSOI and cash deposited is recorded on the CSAL. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the CSAL. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the CSOP. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is reported on the CSAL as Restricted cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms. Investing in certain derivatives, including return swaps, also results in a form of leverage and, as such, the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

72	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the CSAL. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Total Return Basket Swaps

The Fund entered into total return basket swap agreements to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund’s investment strategy.

Under the terms of the agreements, each swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within each swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in each swap value. Each swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within each swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs” and net dividends. Positions within each swap, accrued financing costs and net dividends, are part of the periodic reset. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty are recorded as Due from/to counterparty on swap contract on the CSAL and as net realized gain (loss) on transactions from swaps on the CSOP.

Each swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of each swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for each swap contract, which may limit the ability of the Fund to close out its positions; and, documentation risk relating to disagreement over contract terms. The total return basket swaps consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in each total return basket swap are concentrated with two counterparties. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL).

The value of each swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the underlying securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap and/or other receivables (payables) from gains/(losses) realized when the swap resets; and (v) other factors, as applicable. The value of each swap is reflected on the CSAL as Outstanding swap contracts, at value. Changes in the value of each swap are recognized as Change in net unrealized appreciation/depreciation of swaps on the CSOP.

(5). Summary of Derivatives Information — The following table presents the value of derivatives held as of October 31, 2016, by their primary underlying risk exposure and respective location on the CSAL:

Derivative Contracts		CSAL Location
Gross Assets:		Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swap (c)	OTC Swaps	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$1,505,485	$31,216	$—	$—	$119,954	$1,656,655
Commodities contracts	Receivables, Net Assets — Unrealized Appreciation	—	241,591	—	—	—	241,591
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	—	28,149	—	—	—	28,149
Foreign exchange contracts	Receivables	—	—	904,188	—	—	904,188

Total		$1,505,485	$300,956	$904,188	$—	$119,954	$2,830,583

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	73

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

Derivative Contracts		CSAL Location
Gross Liabilities:		Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swap (c)	OTC Swaps	Total
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(256,377)	$(247,388)	$—	$—	$(35,020)	$(538,785)
Credit contracts	Payables, Net Assets — Unrealized Depreciation	—	—	—	(18,317)	—	(18,317)
Commodities contracts	Payables, Net Assets — Unrealized Depreciation	—	(376,443)	—	—	—	(376,443)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	—	(230,774)	—	—	—	(230,774)
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	—	—	(588,498)	—	—	(588,498)

Total		$(256,377)	$(854,605)	$(588,498)	$(18,317)	$(35,020)	$(1,752,817)

(a)	The market value of options purchased is reported as Investments in non-affiliates, at value on the CSAL.
(b)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the CSOI. The CSAL only reflects the current day variation margin receivable/payable from/to brokers.
(c)	This amount represents the value of centrally cleared swaps as reported on the CSOI. The CSAL only reflects the current day variation marginreceivable/payable from/to brokers.

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2016:

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the CSAL (a)	Derivatives Available for offset	Collateral Received		Net Amount Due From Counterparty (Not less than zero)
Australia and New Zealand Banking	$267	$—	$—		$267
Citibank, N.A.	12,890	(2,720)	—		10,170
Credit Suisse International	235	—	—		235
Deutsche Bank AG	168,395	(5,389)	—		163,006
Goldman Sachs International	7,138	—	—		7,138
Merrill Lynch International	1,000	(1,000)	—		—
Morgan Stanley	815,888	(610,469)	(205,419	)(b)	—
Royal Bank of Canada	4,050	(477)	—		3,573
Standard Chartered Bank	10,923	(938)	—		9,985
State Street Corp.	3,356	(1,519)	—		1,837

	$1,024,142	$(622,512)	$(205,419)		$196,211

74	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the CSAL (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Citibank, N.A.	$2,720	$(2,720)	$—	$—
Deutsche Bank AG	5,389	(5,389)	—	—
Merrill Lynch International	2,006	(1,000)	—	1,006
Morgan Stanley	610,469	(610,469)	—	—
Royal Bank of Canada	477	(477)	—	—
Standard Chartered Bank	938	(938)	—	—
State Street Corp.	1,519	(1,519)	—	—

	$623,518	$(622,512)	$—	$1,006

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the CSAL.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. Collateral posted is presented as Restricted cash on the CSAL.

The following tables present the effect of derivatives on the CSOP for the year ended October 31, 2016, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the CSOP
Derviative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Commodities contracts	$—	$(722,676)	$—	$—	$(722,676)
Equity contracts	(1,994,739)	(353,674)	—	2,722,309	373,896
Foreign exchange contracts	—	(488)	323,896	—	323,408
Interest rate contracts	—	143,226	—	—	143,226
Credit contracts	—	—	—	31,914	31,914

Total	$(1,994,739)	$(933,612)	$323,896	$2,754,223	$149,768

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on CSOP
Derviative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Commodities contracts	$—	$(197,269)	$—	$—	$(197,269)
Equity contracts	(312,980)	(319,044)	—	(88,601)	(720,625)
Interest rate contracts	—	(206,253)	—	—	(206,253)
Foreign exchange contracts	—	221	470,603	—	470,824
Credit contracts	—	—	—	18,505	18,505

Total	$(312,980)	$(722,345)	$470,603	$(70,096)	$(634,818)

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	75

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts, options contracts and swaps activity during the year ended October 31, 2016. Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Commodity
Average Notional Balance Long	$5,249,017
Average Notional Balance Short	5,458,899
Ending Notional Balance Long	7,605,282
Ending Notional Balance Short	7,726,762

Equity
Average Notional Balance Long	9,772,615
Average Notional Balance Short	4,560,831
Ending Notional Balance Long	12,647,866
Ending Notional Balance Short	4,000,058

Foreign Exchange
Ending Notional Balance Long	97,019	(a)

Interest
Average Notional Balance Long	130,428,510
Average Notional Balance Short	11,457,203
Ending Notional Balance Long	74,678,896
Ending Notional Balance Short	66,878,537

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	32,779,388
Average Settlement Value Sold	48,671,085
Ending Settlement Value Purchased	32,038,705
Ending Settlement Value Sold	60,793,401

Exchange-Traded Options:
Average Number of Contracts Purchased	13,812
Average Number of Contracts Written	2,672
Ending Number of Contracts Purchased	14,277
Ending Number of Contracts Written	1,029

Credit Default Swaps:
Average Notional Balance — Buy Protection	$339,638
Ending Notional Balance — Buy Protection	215,159

Total Return Swaps:
Average Notional Balance Long	5,540,090	(b)
Average Notional Balance Short	1,011,399	(c)
Ending Notional Balance Long	5,317,192

Total Return Basket Swaps:
Average Notional Balance Long	29,727,260
Average Notional Balance Short	14,068,251
Ending Notional Balance Long	27,126,148
Ending Notional Balance Short	20,506,006

(a)	For the period November 1, 2015 through November 30, 2015.
(b)	For the period August 1, 2016 through October 31, 2016.
(c)	For the period November 1, 2015 through June 30, 2016.

The Fund’s derivatives contracts held at October 31, 2016, are not accounted for as hedging instruments under GAAP.

D. Short Sales — The Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the custodian is recorded as Restricted cash on the CSAL.

76	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

Securities segregated as collateral are denoted on the CSOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as Interest income or Interest expense, respectively, on securities sold short on the CSOP. The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the CSOP as Dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the CSAL and the change in market value is recorded as Change in net unrealized appreciation (depreciation) on the CSOP. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates. As of October 31, 2016, the Fund had outstanding short sales as listed on the CSOI.

E. Offering and Organization Costs — Total offering costs of $500,399 paid in connection with the offering of shares of the Fund were amortized on a straight line basis over 12 months from the date the fund commenced operations. Organizational expenses incurred prior to the offering of the Fund’s shares were paid by the Adviser. For the year ended October 31, 2016, total offering costs amortized were $4,112.

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the CSOP.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOP. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOP.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, dividend expense on securities sold short, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Fund for the year ended October 31, 2016 are as follows:

	Class A	Class C	Class R5	Class R6	Select Class	Total
Transfer agent fees	$2,692	$672	$472	$177	$7,131	$11,144
Sub-transfer agent fees	26,245	359	—	—	39,018	65,622

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2016, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	77

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

J. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(2,029,467)	$3,898,953	$(1,869,486)

The reclassifications for the Fund relate primarily to foreign currency gains or losses, dividend expense for securities sold short, net operating loss, investments in swap contracts, investments in the Subsidiary and equity investments treated as debt for tax.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), J.P. Morgan Alternative Asset Management Inc. (the “Adviser” or “JPMAAM”), an indirectly wholly-owned subsidiary of JPMorgan, serves as the “manager of managers” for the Fund and has responsibility for providing the overall management of the Fund, subject to the oversight of the Fund’s Board. JPMAAM is paid a fee for such services. The fee is accrued daily and paid monthly at an annual rate of 1.60% of the Fund’s average daily net assets.

Chilton Investment Company, LLC (“Chilton”), Good Hill Partners LP (“Good Hill”), Graham Capital Management, L.P. (“Graham”), Ionic Capital Management LLC (“Ionic”), JPMIM, Owl Creek Asset Management, L.P. (“Owl Creek”), Passport Capital, LLC (“Passport”), P/E Global LLC (“P/E”), Portland Hill Capital LLP (“Portland Hill”), P. Schoenfeld Asset Management, L.P. (“PSAM”) and YG Partners, LLC (“YG”) are the investment sub-advisers. Prior to November 27, 2015, Achievement Asset Management LLC (“Achievement”) was a sub-advisor for the Fund. On December 16, 2015, the Advisor terminated its investment sub-advisory agreement with Achievement. JPMAAM, Chilton, Good Hill, Graham, Ionic, JPMIM, Owl Creek, Passport, Portland, PSAM and YG are each responsible for the day-to-day investment decisions of its portion of the Fund. The allocation of the assets of the Fund among the sub-advisors will be determined by JPMAAM, subject to the review of the Board. JPMAAM will pay the sub-advisers for their services under the terms of the sub-advisory agreements.

The Subsidiary has entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiary. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 1.60% of the Subsidiary’s average daily net assets. JPMAAM has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid to JPMAAM by the Subsidiary. This waiver will continue in effect so long as the Fund invests in the Subsidiary and may not be terminated without approval by the Fund’s Board.

Prior to November 19, 2015, the investment advisory fee of the Fund and the fee for services to the Subsidiary was 1.75% and 1.75%, respectively.

At October 31, 2016, the allocation of assets for the Fund was as follows:

Sub-advisers	Percentage
Chilton	10.2%
Good Hill	5.2
Graham	9.3
Ionic	17.7
JPMIM	2.6
Owl Creek	6.0
Passport	9.9
Portland Hill	7.7
PSAM	16.9
YG	11.1

As of October 31, 2016, there were no assets allocated to P/E. Effective November 6, 2016, the Adviser terminated its investment sub-advisory agreement with P/E.

The Fund and the Adviser have obtained an exemptive order of the SEC granting exemptions from certain provisions of the 1940 Act, pursuant to which the Adviser is permitted, subject to the supervision and approval of the Fund’s Board, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers without such agreements being approved by the shareholders of the Fund. As such, the Fund and Adviser may hire, terminate, or replace non-affiliated sub-advisers without shareholder approval, including, without limitation, the replacement or

78	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisers.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2016, the effective rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2016, the Distributor retained the following amounts:

Front-End Sales Charge	CDSC
$1,734	$445

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the CSOP. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the CSOP.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOP.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOP

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R5	Class R6	Select Class
2.20%	2.70%	1.75%	1.70%	1.95%

The contractual expense limitation percentages are in place until at least February 28, 2017. Prior to November 19, 2015, the contractual expense limitation for Class A, Class C, Class R5, Class R6 and Select Class Shares was 2.35%, 2.85%, 1.90%, 1.85% and 2.10%, respectively.

For the year ended October 31, 2016, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Services	Total	Contractual Reimbursements
$1,411,796	$246,679	$73,453	$1,731,928	$237

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	79

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

In addition, JPMIM, as an affiliated sub-advisor, has voluntarily waived $33,419 in fees during the year ended October 31, 2016. This waiver may be discontinued at any point in time.

Additionally, the Fund may invest in one or more money market funds advised by JPMIM or its affiliates (affiliated money market funds). Effective March 1, 2016 the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund. Prior to March 1, 2016 a portion of the waiver was voluntary.

Waivers resulting from investments in these money market funds for the year ended October 31, 2016 were $78,667.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2016, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended October 31, 2016, the Fund incurred $1,604 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Fund to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended October 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$520,561,635	$475,212,211	$408,972,251	$400,799,536

During the year ended October 31, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities, including the Subsidiary, held at October 31, 2016 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$249,864,384	$12,240,373	$(9,124,726)	$3,115,647

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, investment in the Subsidiary and unrealized capital gains treated as realized for tax purposes.

The Federal income tax net unrealized appreciation (depreciation) in value of investment securities includes unrealized depreciation of the Fund’s investment in the Subsidiary of approximately $1,851,000.

The tax character of distributions paid during the year ended October 31, 2016 was as follows:

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$3,173,023	$—	$3,173,023

During the period ended October 31, 2015, the Fund did not make any distributions.

As of October 31, 2016, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$—	$(90,161)	$(1,425,794)

80	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

The cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of forward foreign currency contracts, mark to market of futures contracts, mark to market of purchased options, straddle loss deferrals and unrealized capital gains treated as realized for tax purposes.

During the year ended October 31, 2016 the Subsidiary had approximately $1,579,000 of losses for tax purposes. The Subsidiary’s loss for the current year is not available to offset its future taxable income.

As of October 31, 2016, the Fund had net capital loss carryforwards as follows:

Capital Loss Carryforward Character
Short-Term	Long-Term
$—	$90,161

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended October 31, 2016.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which and any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended.

The Fund did not utilize the Credit Facility during the year ended October 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

It is expected that the allocation to portfolio hedge strategies will produce returns that are negatively correlated to the rest of the Fund’s portfolio and/or the broader markets, and therefore could produce negative returns in periods of low volatility and/or upwardly trending markets. Allocations to this strategy category are generally indirect portfolio hedges and may fail to hedge the risk as intended.

The Fund will employ various alternative investment strategies that involve the use of complicated investment techniques. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss. Alternative strategies involve complex securities transactions that involve risks in addition to those risks with direct investments in securities described herein, including leverage risk.

As of October 31, 2016, the Fund had omnibus accounts which collectively represented the following percentage of the Fund’s net assets:

Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-affiliated Omnibus Accounts	% of the Fund
3	29.9	3	39.5

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	81

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Fund could incur transaction costs without realizing any net investment result if sub-advisers may make investment decisions which conflict with each other. The performance of the sub-advisers may depend in large part on the performance of key management and investment personnel of those sub-advisers. The loss of key personnel and/or difficulties in identifying and retaining appropriate investment talent at a given sub-adviser could have a serious negative effect on the performance of that sub-adviser and, therefore, the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2016, a significant portion of the Fund’s net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Because of the Fund’s investments in Underlying Funds and ETFs, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, including collateralized mortgage obligations and stripped mortgage-backed securities, equity securities, foreign and emerging market securities, commodities and real estate securities and convertible securities. These securities are subject to risks specific to their structure, sector or market

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

Derivatives, including commodity-linked futures, may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap, option contracts, and forward foreign currency exchange contracts.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region. As of October 31, 2016, the Fund pledged 28.7% of its net assets to Morgan Stanley Capital Services for securities sold short.

82	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust III and the Shareholders of JPMorgan Multi-Manager Alternatives Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of portfolio investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of JPMorgan Multi-Manager Alternatives Fund (a separate fund of JPMorgan Trust III) and its subsidiary (the “Fund”) as of October 31, 2016, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended and for the period November 3, 2014 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2016

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	83

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2013; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	152	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2013; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	152	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trust since 2013; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	152	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	152	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2013; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	152	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	152	None

Marilyn McCoy* (1948); Trustee of Trust since 2013; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	152	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	152	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2013; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	152	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

84	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	152	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2013; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	152	None

James J. Schonbachler (1943); Trustee of Trust since 2013; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	152	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (152 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	85

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2016)*	Assistant Treasurer of the Trust from 2014 to 2016; Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2013)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2013)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2013)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2013)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2013)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2013)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2013)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2013)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2013)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2016)**

Treasurer of the Trust from 2013 to 2016; Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2013)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2013)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2013)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2013)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

86	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2016, and continued to hold your shares at the end of the reporting period, October 31, 2016.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Multi-Manager Alternatives Fund
Class A
Actual	$1,000.00	$999.30	$15.41	3.07%
Hypothetical	1,000.00	1,009.72	15.49	3.07
Class C
Actual	1,000.00	996.60	18.00	3.59
Hypothetical	1,000.00	1,007.10	18.10	3.59
Class R5
Actual	1,000.00	1,001.30	13.27	2.64
Hypothetical	1,000.00	1,011.88	13.34	2.64
Class R6
Actual	1,000.00	1,001.30	12.96	2.58
Hypothetical	1,000.00	1,012.18	13.04	2.58
Select Class
Actual	1,000.00	1,000.70	14.27	2.84
Hypothetical	1,000.00	1,010.87	14.34	2.84

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	87

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreement with the Adviser and sub-advisory agreements between the Adviser and J.P. Morgan Investment Management Inc. (“JPMIM”) and between the Adviser and each of: (a) Chilton Investment Company, LLC, (b) Graham Capital Management, L.P., (c) Ionic Capital Management LLC, (d) Owl Creek Asset Management, L.P., (e) Passport Capital, LLC and (f) P. Schoenfeld Asset Management LP (each an “Unaffiliated Sub-Adviser” and together with JPMIM, the “Sub-Advisers”). The advisory agreement between the Trust and the Adviser and the sub-advisory agreements between the Adviser and each Sub-Adviser are referred to herein individually as an “Advisory Agreement” and collectively as the “Advisory Agreements.” At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreements on August 17, 2016.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds with at least two years of investment performance history at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser or Sub-Advisers were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreements.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the compensation to be received by the Adviser from the Fund under the proposed Advisory Agreements and by each Sub-Adviser from the Adviser, was fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser and Sub-Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s and each Sub-Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser and each Sub-Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Adviser’s and Sub-Advisers’ risk governance model and reports showing the Adviser’s and Sub-Advisers’ compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMIM, an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates

88	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

and Sub-Advisers to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates and Sub-Advisers, the commitment of the Adviser and Sub-Advisers to provide high quality service to the Fund, their overall confidence in the Adviser’s and each Sub-Adviser’s integrity and the Adviser’s and each Sub-Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s and Sub-Advisers’ willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

In addition, the Trustees considered the different roles and responsibilities performed by the Adviser and Sub-Advisers under the applicable Advisory Agreements, including the Adviser’s monitoring and evaluating of the Sub-Advisers to help ensure that the Sub-Advisers are managing the Fund consistently with their investment objectives and restrictions. The Trustees noted that the Fund employs a “manager of managers” structure, whereby the Adviser would be responsible for selecting Sub-Advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing the Sub-Advisers’ day-to-day management of Fund assets. The Trustees noted the experience and capabilities of the Adviser’s portfolio management team, and other key personnel that would be providing services to the Fund. The Board received information concerning the Adviser’s process for selecting and overseeing Sub-Advisers, as well as specific information with respect to each Sub-Adviser. The Board was informed that due diligence had been performed on each proposed Unaffiliated Sub-Advisor and the results of such due diligence were presented to the Board.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Adviser and Sub-Advisers.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Trustees also considered the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser and/or Sub-Advisers.

The Trustees also considered that JPMIM and JPMDS, affiliates of the Adviser, earn fees from the Fund for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	89

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the Adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-year period. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance for Class A shares was in the second quintile based upon both the Peer Group and Universe for the one-year period ended December 31, 2015. The Trustees noted that the performance for Select Class shares was in the second quintile based upon the Universe for the one-year period ended December 31, 2015. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees also considered the fees paid by the Adviser to the Sub-Advisers out of the advisory fee. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that both the Fund’s net advisory fee and actual total expenses for Class A shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that both the net advisory fee and actual total expenses for Select Class shares were in the third quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees paid by the Fund to the Adviser and by the Adviser to the Sub-Advisers were reasonable.

90	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2016

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Qualified Dividend Income (QDI)

The Fund had $345,734, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2016.

OCTOBER 31, 2016	JPMORGAN ALTERNATIVE FUNDS	91

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. October 2016.	AN-MMA-1016

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Effective January 1, 2016, James Schonbachler replaced Mitchell Merin as the audit committee financial expert. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES
2016 – $135,745
2015 – $131,025

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES
2016 – $32,960
2015 – $32,650

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2016 – $19,420
2015 – $17,554

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2016 and 2015, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of

Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2016 – Not applicable
2015 – $825

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of

Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.
One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2016 – 0.0%
2015 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2015 - $29.3 million
2014 - $30.7 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust III

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
December 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
December 30, 2016

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
December 30, 2016